EXHIBIT 10.4

CONFIDENTIAL PORTIONS OMITTED

COUNTERFEIT DETERRENCE SYSTEM

DEVELOPMENT AND LICENSE AGREEMENT

This Counterfeit Deterrence System Development and License Agreement (the “Agreement”) is made

Between

DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A.  97035-8615 (“Digimarc”)

and

BANK FOR INTERNATIONAL SETTLEMENTS, created pursuant to the Hague Agreements of January, 1930, having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland (“BIS”)

Recitals

Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets, related to digital watermarks, counterfeit deterrence, copyright protection, and device control.

BIS possesses or will possess the right to grant licences in respect of intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note counterfeiting.

Digimarc and [**] have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes [**].

The CDS is an improvement to Digimarc’s existing copyright protection system for deterring personal computer-based counterfeiting of bank notes.

The CDS has [**].

BIS [**]  In return, BIS will acquire the exclusive right, as more particularly detailed herein, to grant and direct Digimarc to grant licenses to [**] the CDS [**] and [**].

BIS is also investing in certain improvements to [**] and a broadening of the deployment of the [**] across the personal computer industry.  In return, [**] during the term of the Agreement [**], as more particularly detailed herein.

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In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.                                    DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1                             Definitions - Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

“Agreement” means these articles of agreement, including the Schedules, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“Allowable Cost” means a cost of the kind identified in Schedule I;

“Arbitration Agreement” means the Arbitration Agreement dated June 21, 1999, a copy of which is attached as Schedule E;

“BIS [**]” has the meaning assigned to it by clause 5.1;

“BIS Technology” means that technology, if any, from the technology described in Schedule “F” in respect of which from time to time [**] after discussion between the [**] and the [**], BIS offers, and Digimarc accepts in writing, a [**] on the [**] in clause 8.2 to use, design or implement the CDS and all Intellectual Property Rights in that [**];

“Business Day” means a day on which both BIS and Digimarc are open for business at their respective addresses noted above;

“CDS Technology” collectively, means whatever of the BIS [**], the Digimarc Technology and the Project Technology is incorporated into the CDS;

“Confidential Information” means information disclosed during the Term of this Agreement in any form which, if disclosed in tangible form, is labelled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally is information that by its nature would be understood to be confidential to the Discloser;

“Counterfeit Deterrence System” or “CDS” or “System” means a system for [**] that includes, without limitation, [**].  The System incorporates means for [**];

“Deliverable” for a [**] means a task to be performed or an item to be delivered by Digimarc to BIS, identified in the Statement of Work for [**], and in the case of a Deliverable [**] Digimarc’s obligations to [**] with the Escrow Agent as part of the Technical Information;

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“Designated Country” means a country, the [**] of which is designated in writing by BIS [**] effective on the Effective Date, and any additional country as may be designated by BIS in writing to Digimarc from time to time;

“[**]” means those portions of the Project Technology and the Digimarc Technology which relate to [**] including [**];

“Device” means a [**] for a general purpose [**], or a device [**];

“[**]” means the [**] of a [**];

“Digimarc Contract Authority” means the President of Digimarc;

“Digimarc Project Manager” means the Project Manager appointed by Digimarc in accordance with the provisions of clause 4.1;

“Digimarc Technology” means:

(a)                                  the technology partially described in Schedule “G” developed or owned by Digimarc prior to [**] to the extent that it forms part of the CDS,

(b)                                 all Improvements to the technology described in (a) made by or on behalf of Digimarc other than under this Agreement to the extent that they form part of the CDS,

(c)                                  all Improvements to the technology described in (a) made by or on behalf of Digimarc under this Agreement to the extent that they relate to or form part of the CDS, and

(d)                                 all Intellectual Property Rights in all such technology and Improvements;

“Digital Watermark” refers to [**] (including [**]) that are [**] from [**] by [**] of [**], which [**] of [**] and yet do not significantly [**] from the aesthetics of the [**] or [**] thereby.  Examples include, but are not limited to:

1.                                     generally imperceptible changes to [**] or placement in [**];

2.                                       [**] of a substrate, where the [**] substantially uniform to human touch;

3.                                     slight localized changes to [**] or [**] of a printed document;

4.                                     slight changes to [**]; or

5.                                       [**] of substantially [**];

“Discloser” means a party which has disclosed or otherwise made available its Confidential Information to the other party;

“DLA Contract Authority” means the Contract Authority designated by BIS in writing to Digimarc from time to time;

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“DLA Project Manager” means the project manager appointed by the DLA Contract Authority from time to time on notice to the Digimarc Contract Authority who shall also serve as the person primarily responsible to conduct inspections on behalf of BIS;

[**];

[**];

[**];

“Effective Date” means [**];

[**];

[**];

[**];

“Escrow Agent” means [**], or any mutually acceptable new custodian appointed pursuant to clause 11.2 or 11.3 of the Escrow Agreement;

“Escrow Agreement” means the agreement in the form attached as Schedule M;

“Escrowed Materials” means any and all materials deposited or to be deposited by Digimarc with the Escrow Agent under this Agreement and the Escrow Agreement including the Technical Information and Improvements pertaining to the CDS Technology which shall include but not be limited to the following:

1.                                       details of the deposit including: full name and version details, number of media items, media type and density, file or archive format, list or retrieval commands, archive hardware and operating system details;

2                                          name and functionality of each module or application of the Escrowed Materials;

3.                                       names and versions of development tools;

4.                                       documentation describing the procedures for building, compiling, executing and using the software which forms part of the Escrowed Materials ([**]);

5.                                       hardcopy directory listings and tables of the contents of the computer media, manuals and other materials; and

6.                                       name and contact details of employee(s) with knowledge of how to maintain and support the Escrowed Materials;

“Feasibility Work” means that portion of [**] performed by Digimarc between [**] and the date of signature of this Agreement;

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“Improvement” means any change in the CDS Technology or the Technical Information made by or at the direction of Digimarc after [**] which enhances, whether by improvement, enhancement, correction, addition or otherwise, the properties, characteristics or manufacture of the CDS including, for greater certainty, [**];

“Integration Support” means the consulting and programming services to be provided by Digimarc to a [**] on the terms described in Schedule P attached to assist the [**] to ensure that the [**];

“Intellectual Property Rights” means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

“[**]” means an entity responsible for [**];

“Licensed [**]” means an [**] licensed by Digimarc pursuant to clause 2.8;

“[**]” means an entity, regardless of whether it has a legal status distinct from that of an [**] pursuant to clause 2.9;

“Other BIS Technology” means any of the technology described in Schedule F which is not BIS Technology, but in respect of which Digimarc elects, on written notice given to the DLA Contract Authority prior to the expiry of the [**] of the Project, to obtain a licence on the terms set out in clause 8.2 to use in relation to [**] for a Security Purpose in accordance with clause 9.2;

“Person” means any individual or other legal entity, including without limitation a sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, or a natural person in the capacity of trustee, executor, administrator or other legal representative;

[**];

[**];

[**];

[**];

“[**]” means the tasks and Deliverables identified in the [**] attached as Schedule B to be performed or produced [**];

“[**]” means the tasks and Deliverables identified in the [**] attached as Schedule C to be performed or produced [**];

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“[**]” means the tasks and Deliverables identified in the [**] attached as Schedule D to be performed or produced [**];

“Problem Report” means a report of a problem addressing as many of the topics specified in Schedule “R” as are relevant to a reasonable understanding of the problem;

“Project Technology” means the technology described in Schedule “H” developed by or on behalf of Digimarc under this Agreement after [**], all Improvements to that technology or to the BIS Technology or to the Other BIS Technology, and all Intellectual Property Rights in that technology and those Improvements;

“Properly Embedded” when used in reference to a [**] means that the [**] is [**] in accordance with the written instructions provided by Digimarc with the [**] used to [**] and is capable of passing the Verification Test;

“Recipient” means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Schedule” means a schedule to this Agreement;

[**];

“Security Purpose” means the purpose of [**];

“Security Requirements” means the requirements for physical security including, without limitation, electronic systems security set out in Schedule J;

“Specifications” for the CDS or any part thereof means the specifications for the CDS or part thereof accepted by BIS under this Agreement;

[**];

“Statement of Work” means the Statement of Work set out in Schedules B, C or D as applicable;

“System Support” means the maintenance and other support for the CDS described in Schedule “O” attached;

“Technical Information” means all information including, without limitation, source code, programming instructions, algorithms, software and other works of authorship, manufacturing and technical data, drawings, specifications, instruction manuals, user manuals, procedures, facilities, prices, suppliers’ lists and all other information

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comprising or relating to the development of the CDS Technology, or any part thereof, or the application of the CDS Technology, or any part thereof, in the [**];

“Term” means the period commencing on the Effective Date and ending on [**];

“Training” means the training in the use and operation of the [**] described in Schedule Q;

“Verification Test” means a test or tests developed by Digimarc as part of the [**] to determine if [**]; and

“Work” means the Work that is required to be performed by Digimarc in order to complete the tasks and deliver the Deliverables and otherwise comply with its obligations under this Agreement.

1.2                               Interpretation - In this Agreement:

1.2.1                      unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2                      the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits;

1.2.3                      whenever a provision of this Agreement requires an acceptance, approval or consent by a party to this Agreement and notice of such acceptance, approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the acceptance, consent or approval;

1.2.4                      unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5                      unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)                                this Agreement, excluding Schedules;

(b)                               the Schedules; and

(c)                                as between the delivery schedules forming part of a Statement of Work, and other provisions of such Statement of Work, the delivery schedules shall take precedence.

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1.2.6                      for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7                      the words “includes” or “including” will be construed as meaning “included without limitation” and “including without limitation” as the case may be; and

1.2.8                      a clause or Schedule, unless the context requires otherwise, is a reference to a clause to, a Schedule of, or a paragraph of a Schedule to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3                               Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4                               Schedules - The Schedules to this Agreement, listed below, are an integral part of this Agreement:

Schedule	Description
Schedule “A”	System Description
Schedule “B”	[**]
Schedule “C”	[**]
Schedule “D”	[**]
Schedule “E”	Arbitration Agreement
Schedule “F”	BIS [**] BIS [**]
Schedule “G”	Digimarc Technology
Schedule “H”	Project Technology
Schedule “I”	[**]
Schedule “J”	Security Requirements
Schedule “K-1”	[**]
Schedule “K-2”	[**] - Non-[**]
Schedule “L-1”	[**]
Schedule “L-2”	[**] - Non-[**]
Schedule “M”	Escrow Agreement
Schedule “N”	Progress Reporting and Project Reviews
Schedule “O”	System Support Services Agreement
Schedule “P”	Fees for Integration Support and Verification Testing
Schedule “Q”	Training
Schedule “R”	Problem Report
Schedule “S”	Proforma Invoice
Schedule “T”	Form of Deed of Adherence
Schedule “U”	Form of Comfort Letter

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2.                                    SCOPE OF THE WORK

2.1                               Digimarc shall perform [**] in accordance with the [**] and, subject to BIS’ acceptance of the corresponding Offer described in clause 2.3, the [**] in accordance with the [**] and the [**] in accordance with the [**].

2.2                               On or before (i) [**] and (ii) [**], Digimarc shall deliver to BIS and the DLA Project Manager a written proposal (the “Proposal”) for the Work to be done [**], which Proposal will be in the form of a proposed amendment to this Agreement and will include, but not be limited to:

(a)                                  changes to the Statement of Work for [**];

(b)                                 an estimate of the [**] to be incurred by Digimarc in connection with Digimarc’s performance of the Work for [**]; and

(c)                                  the nature, timing and estimated quantity of the effort which will be required from BIS to enable Digimarc to perform the Work as proposed [**] including, for greater certainty, the assistance reasonably required from BIS [**].

2.3                               The Proposal for [**] when delivered by Digimarc to BIS pursuant to clause 2.2 shall be deemed to constitute an irrevocable offer (the “Offer”) to amend the Agreement.  Digimarc undertakes and represents that each Proposal will be prepared with all due care and diligence and that at the date of BIS’ acceptance of each Offer it will not be aware of any matters within its reasonable control which might or will adversely affect its ability to perform the Work for the applicable Phase.

2.4                               The Offer (i) for [**] shall remain open until [**] and (ii) for the [**] shall remain open until [**] for written acceptance by BIS at its sole discretion.  If requested by the DLA Contract Authority at least seven (7) days before the expiry date for an Offer, Digimarc shall prepare and submit a revised Offer to take into account any reasonable revisions and clarifications to the original Offer requested by the DLA Contract Authority and BIS will have ten (10) days from receipt of the revised Offer to accept it.

2.5                               Effective immediately on BIS’ acceptance of the Offer or revised Offer in respect of a [**], the Statement of Work [**] and all other relevant provisions of this Agreement will be deemed to have been amended to reflect the Proposal as accepted by BIS.

2.6                               The Term will continue notwithstanding that BIS elects not to accept the Offer for [**].

2.7                               Pending acceptance, or express or implied rejection by BIS of the Offer as provided in clause 2.4, the DLA Contract Authority may, in his or her sole discretion, authorize Digimarc to perform all or part of the Work described in the Offer (or other Work as agreed between the parties’ respective Contract Authorities).  If BIS accepts the Offer for [**], all such authorized

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Work will be deemed to form part of the Work [**] to which the Offer relates.  In any event, BIS shall compensate Digimarc for such authorized Work as though it were [**].

2.8                               Commencing no later than ten (10) Business Days after every written request made during the Term by the DLA Contract Authority, Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days from the date of receipt by [**] to which the Offer is addressed, to grant to an [**] a [**] to [**] in connection with the [**] of the [**] on terms no less favourable to that [**] than those set out in whichever of Schedules “K-1” and “K-2” is applicable.

2.9                               Commencing no later than ten (10) Business Days after every written request made during the Term by the DLA Contract Authority or a [**], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt by the [**] to which the Offer is addressed, to:

(a)                                  [**] designated by the DLA Contract Authority or a [**] a [**] to [**] in connection with [**] of a [**], on terms no less favourable to the [**] than those set out in whichever of Schedules “L-1” and “L-2” is applicable; and

(b)                                 [**] referred to in clause 2.9(a) at no charge and provide the Training to the [**] for the charges to the [**] described in clause 2.12 within ten (10) Business Days after the [**] acceptance of the offer to [**], or at such other time as may be agreed between Digimarc and the [**].

2.10                         No later than sixty (60) Business Days after every written request made by a [**] during the Term, Digimarc shall provide Integration Support to the [**] on a date or dates agreed between Digimarc and the [**] for the charges described in clause 2.12 provided that in 1999 the sixty (60) Business Day limit shall apply only to the first three [**] which require such services.

2.11                         No later than twenty (20) Business Days after every written request made by [**] or a [**] during the Term, Digimarc shall conduct Verification Tests of [**] on a date or dates agreed between Digimarc and the [**] or the [**], as the case may be, for the charges specified in clause 2.12.

2.12                         The amount charged by Digimarc to the [**] or Licensed [**] for the Training, Integration Support and Verification Tests provided:

(i)                                     before the [**], will be determined in accordance with the provisions of Schedule “P”;

(ii)                                  [**], will not be greater than the charge then paid to Digimarc for similar support by Digimarc’s most favoured customer.

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2.13                         At any time during the Term following [**] which BIS elects to proceed with as described in clause 2.4 Digimarc shall on receipt of a written request from a [**].

2.14                         Digimarc shall report to the DLA Contract Authority at least once each calendar quarter of the Term on Improvements and [**] which Digimarc has made or caused to be made since the last report.  Promptly following notice by the DLA Contract Authority, Digimarc [**] the [**] provided to the [**] designated by the DLA Contract Authority to [**] the [**].  Digimarc shall in any event issue the [**] to the [**].  The [**] of such [**] by Digimarc (i) before [**] of the [**] and (ii) following [**] of the [**] and will be [**]BIS.  Notwithstanding the foregoing, [**] an Improvement into [**] employed by it in [**].  Digimarc shall [**] the System Support for the two (2) versions of [**] which preceded the then current version of [**] or for all versions of [**] released within twenty-four (24) months prior to the date of issue of the [**], [**] at [**] to the [**] above the [**] for the System Support.

2.15                         Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to [**] and Escrowed Materials, and grant the associated licenses, to BIS and other licensees.

2.16                         Digimarc acknowledges and confirms BIS’ right to enforce clauses 2.9 and 2.11 by an application for specific performance or otherwise.

3.                                      PRICE AND PAYMENT

3.1                                 In addition to the amounts payable in accordance with clause 8, BIS shall pay Digimarc [**] for the [**] to the Digimarc Technology granted to BIS under clause 8 of this Agreement by the later of (a) five (5) Business Days after the date that the Escrow Agent notifies BIS that it has taken possession of the reproductions of the Technical Information for the CDS Technology under clause 8.7 and successfully verified that Technical Information in accordance with the Verification Process (as defined in the Escrow Agreement), and (b) thirty (30) days after this Agreement is signed by both parties.  Both parties will use their best efforts to ensure the activities in a) are completed within 30 days after this Agreement is signed.

3.2                                 Subject to the limits set out in this Agreement and unless otherwise expressly set out herein, BIS shall [**] Digimarc for all the [**] reasonably and properly incurred by Digimarc during each calendar month to perform [**], and any other Work authorized by BIS in writing, plus a [**] on the [**] (the “[**]”).  Digimarc shall invoice BIS monthly in arrears for such Costs and [**].  Each invoice shall specify the time spent by the staff and sub-contractors of Digimarc in performing the Work and shall give a [**] of the [**] in the form attached as Schedule S.

3.3                                 The amount which BIS is required to pay Digimarc for the [**] incurred in performing the [**] and [**] in calendar year 1999 will not be greater than [**].  The amount which BIS is required to reimburse Digimarc for the [**] incurred in performing [**], respectively, will not be greater than the estimates for that Work accepted by BIS pursuant to the provisions of clause 2.4.

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Digimarc shall complete all relevant work notwithstanding that it is unable to recover [**] incurred in relation thereto due to the operation of the limits set out in this clause 3.3.

3.4                               Except as otherwise expressly provided herein, the total amount which BIS will be liable to pay Digimarc for or in connection with the [**] and [**] for [**] will not be greater than [**] and, assuming that (i) BIS has accepted Digimarc’s Offer for [**] and, (ii) BIS does not terminate this Agreement as permitted herein prior to the date on which Digimarc completes [**] in accordance with the provisions of this Agreement, not less than [**], subject to Digimarc having performed the Work equal to this amount of [**] and [**].

3.5                               If BIS elects not to proceed with [**] as described in clause 2.4 above, and at the time of such election BIS has not served notice of breach, or termination for Digimarc’s default, under clause 15, BIS shall pay Digimarc an amount equal to [**] of the total amount paid for [**] and the corresponding [**] for the Work done during the previous nine (9) months.

3.6                               BIS shall pay Digimarc each amount which BIS owes Digimarc under this Agreement no later than thirty (30) days after the later of the payment due date and the date on which BIS receives a detailed and correct invoice for the amount.

3.7                               For a period commencing on the Effective Date and ending on the date [**] following the last date on which Digimarc issues an invoice to BIS for [**], Digimarc shall maintain proper, up-to-date, accurate and complete books, records and other documentation substantiating [**] invoiced under this Agreement including, without limitation, time sheets showing the hours spent on each task which forms part of the Work and receipts for all disbursements.  Digimarc shall produce such books, records and documentation to BIS or its representatives for inspection and copying at all reasonable times on request by the DLA Project Manager.

3.8                               Except as otherwise expressly provided in this Agreement, BIS shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the [**] which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by BIS to Digimarc under this Agreement.  Such payments by BIS shall be in addition to those set forth in clause 3.4.

3.9                               Digimarc is responsible for, and shall indemnify BIS against, and hold BIS harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the performance of the Work by Digimarc.  If required by law, BIS shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

3.10                         BIS may set off against any amount which BIS owes Digimarc under or in connection with this Agreement any amount which Digimarc owes BIS under or in connection with this Agreement.

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4.                                    PROJECT MANAGEMENT

4.1                               Digimarc shall designate a responsible individual with adequate authority and competence as the Digimarc Project Manager whose responsibilities, in addition to those expressly set out in this Agreement, shall be to serve as project leader and primary interface with BIS.

4.2                               The DLA Project Manager shall be responsible for coordinating fulfilment by BIS of its obligations under this Agreement including the provision of all the general information about [**] that Digimarc may reasonably require in order to perform its obligations under this Agreement.  The DLA Project Manager shall have no authority to amend this Agreement, approve payments or approve or accept Deliverables or other Work or Proposals on behalf of BIS, all of which actions shall be within the exclusive authority of BIS.

4.3                               The Digimarc Project Manager shall be responsible for coordinating the performance of the Work by Digimarc but shall have no authority to agree to an amendment of this Agreement on behalf of Digimarc which action shall be within the exclusive authority of the Digimarc Contract Authority.

4.4                               Either party’s Project Manager or Contract Authority may from time to time appoint one or more persons to represent him or her on prior written notice to the other party’s Project Manager or Contract Authority.

4.5                               Digimarc shall not, without first obtaining the written consent of the DLA Contract Authority which consent will not be unreasonably withheld, remove or replace:

(a)                                any employee of Digimarc or its authorized subcontractors assigned to do any part of the Work if the employee or subcontractor is critical to completion of the Work by Digimarc in accordance with this Agreement; or

(b)                               its Project Manager.

“Critical” means that the Work cannot timely be completed by Digimarc without such employee.

4.6                               Digimarc shall replace within a reasonable time under the circumstances any of its employees or authorized subcontractors engaged in fulfilling its obligations under this Agreement, including its Project Manager, whose removal is required by the DLA Contract Authority, provided that the DLA Contract Authority specifies reasonable cause for such removal in writing.

4.7                               Digimarc represents that all personnel assigned to do the Work will be employees of Digimarc. Digimarc shall not engage any subcontractor other than the subcontractors identified by Digimarc in writing to BIS before this Agreement was executed to do any part of the Work without first obtaining the prior written consent of the DLA Project Manager, who may give or

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withhold such consent in his or her sole discretion.  Digimarc undertakes that it shall obtain from each subcontractor prior to permitting that subcontractor to do any part of the Work a written undertaking that all Intellectual Property Rights in any Work created by that subcontractor vest absolutely in Digimarc upon the date of creation. Digimarc hereby warrants and represents that it has obtained such undertakings from all subcontractors engaged in relation to the Work prior to the date of execution of this Agreement.

4.8                                 Digimarc shall report on progress of the Work and conduct progress reviews in accordance with the provisions of Schedule “N”.

4.9                                 In the event that it becomes evident to either party’s Project Manager that a failure or delay by either party to perform in accordance with its obligations under this Agreement will result in a material impact on the completion of the Work in accordance with the applicable Statement of Work, then the relevant Project Manager shall immediately bring the issue to the attention of the other party’s Project Manager.

5.                                      RESPONSIBILITIES OF BIS

5.1                                 BIS shall perform all tasks assigned to it in the Statement of Work [**] (herein sometimes referred to as the BIS Tasks).

5.2                                 Unless otherwise expressly set out in this Agreement, BIS shall respond in writing within ten (10) Business Days to every written request for consent required by this Agreement received from Digimarc.

5.3                                 If BIS is delayed in complying with any of its obligations under clauses 5.1 or 5.2 for any reason not attributable to Digimarc, and such delay is the cause of a delay in the completion and delivery by Digimarc of any Deliverable, then the time for completion of the Deliverable, and all subsequent Deliverables dependent thereon, will be extended automatically by one day for each day of delay by BIS or such other period as may be agreed in writing between the parties’ respective Contract Authorities.  If Digimarc suffers increased costs by reason of such delay, other than a delay due to a force majeure event, such costs shall be borne by BIS and shall be in addition to the [**] otherwise contemplated by this Agreement. If the delay is due to a force majeure event, such costs shall be borne equally by BIS and Digimarc, and shall be in addition to the [**].  This clause 5.3 sets forth Digimarc’s only remedy for a delay by BIS in complying with any such obligation.

6.                                    CHANGES TO THE WORK

6.1                                 Either party may propose a change to the Work from time to time by submitting a request in writing to the other party’s Project Manager.

6.2                                 On making such a request or within three (3) Business Days after receiving such a request from the DLA Project Manager, Digimarc shall inform the DLA Project Manager of the amount,

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if any, which Digimarc intends to invoice BIS to investigate whether the change can be made and the effect the change will have on the Statement of Work and the [**] for [**].

6.3                                 Within ten (10) Business Days after receiving the written authorization of the DLA Project Manager to conduct the investigation or such longer period as may be authorized by the DLA Project Manager, Digimarc shall report to the DLA Project Manager, in writing, on the results of the investigation.

6.4                                 Within ten (10) Business Days after the DLA Project Manager receives the report, the DLA Contract Authority shall, on behalf of BIS, notify Digimarc whether or not BIS authorizes the change.

6.5                                 Digimarc shall not implement any change to the Work until the change is authorized in writing by the DLA Contract Authority on behalf of BIS.

6.6                                 Pending receipt of a written authorization from the DLA Contract Authority, on behalf of BIS, Digimarc shall proceed with the Work in accordance with the Agreement.

7.                                    APPROVAL OF DELIVERABLES

7.1                               If Digimarc fails to produce a Deliverable acceptable to BIS by the date set out in the applicable Statement of Work, or in the case where the Statement of Work requires the parties to agree on whether a Deliverable is acceptable, if the parties fail to agree for any reason by the date specified in the Statement of Work or, if no date is specified, within ten (10) Business Days after a party’s Contract Authority asks the other party’s Contract Authority for agreement, then the DLA Contract Authority may, in its sole discretion, by written notice to Digimarc, either:

(a)                                allow additional time for Digimarc to produce a Deliverable acceptable to BIS or for the parties to come to agreement, whereupon the time for completion of all other Deliverables which depend on the acceptance or agreement will be automatically extended by one day for each additional day or such other period as may be agreed in writing between the parties’ respective Contract Authorities; or

(b)                               cancel any further Work on the Deliverable and all Deliverables which depend on the acceptance or agreement, whereupon the Statement or Statements of Work which provide for the cancelled Work or Deliverables will be deemed to be amended to exclude them.

7.2                               Neither party shall refer for arbitration any failure to agree referred to in clause 7.1.

8.                                    INTELLECTUAL PROPERTY MATTERS

8.1                               BIS acknowledges that Digimarc does not have sufficient basis on which to determine whether BIS is the owner of the BIS Technology or the Other BIS Technology.

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8.2                               BIS shall grant to Digimarc following Digimarc’s written acceptance of an offer by BIS to obtain a licence for any BIS Technology a [**] such BIS Technology to comply with its obligations under this Agreement and any license agreement entered into as directed or permitted by the DLA Contract Authority under this Agreement and for no other purpose.

8.3                               Digimarc acknowledges that BIS does not have sufficient basis on which to determine whether Digimarc is the owner of the Digimarc Technology or the Project Technology but as between BIS and Digimarc, Digimarc is the owner of the Project Technology, the Improvements thereon and the Technical Information related thereto.  Except as otherwise provided herein, Digimarc may freely use and license all such technology.

8.4                               Digimarc hereby grants to BIS, effective upon the date specified in clause 8.5, the [**] the Digimarc Technology and the Project Technology, and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and to sublicense the use of the Digimarc Technology and the Project Technology and such Improvements and Technical Information to other Persons, for the purposes of [**] the System and any such component thereof, and making the System and any component available to others solely for [**].  On the effective date of the grant of the license referred to above, BIS [**] copy and use the Escrowed Materials for the purpose of exercising all rights granted under the license and the Escrow Agent shall be deemed authorized to release the Escrowed Materials to BIS.  The expressions “[**]” as used in this clause 8.4, shall be deemed to refer to [**].

8.5                               The license described in clause 8.4 shall take effect on the earliest of:

(a)                                the date on which the DLA Contract Authority requests in writing the license and BIS pays Digimarc the difference, if any, between [**] and the total of the amounts paid and owing to Digimarc pursuant to clause 3.3 above;

(b)                               [**], subject to payment of all sums properly due to Digimarc under clause 3.2 for Work completed up to [**];

(c)                                sixty (60) days following the effective date of termination of this Agreement by BIS in accordance with the provisions of clause 15.2 (a), (b), (d) or (e) unless Digimarc demonstrates within such sixty (60) day period that, notwithstanding the occurrence of the events giving rise to the termination, Digimarc is willing and able to comply with its obligations under the Agreement; and

(d)                               the effective date of termination of this Agreement by BIS in accordance with the provisions of clauses 15.2(c), 15.2 (f), 15.2(g) or 15.3.

8.6                               Digimarc hereby grants to BIS, effective on the date specified in this clause, the [**] the Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such

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Improvements, and to sublicense the use of the Digimarc Technology, the Project Technology and such Improvements and Technical Information to other Persons, for the sole purpose [**] solely for [**].  This license shall take effect on written request by the DLA Contract Authority at any time following the later of the date on which the license referred to in 8.4 takes effect and the date on which BIS pays Digimarc [**].

8.7                                 Upon the date on which this Agreement is last signed by them, BIS and Digimarc shall sign the Escrow Agreement and procure that the Escrow Agent signs that Agreement within thirty (30) days.  Upon complete signature of the Escrow Agreement, Digimarc shall make available a complete and accurate copy of the Technical Information for the Digimarc Technology and the Project Technology existing on April 19, 1999, for collection and the carrying out of the Verification Process referred to in clause 3.1 by the Escrow Agent at Digimarc’s premises.

8.8                                 From time to time during the Term, on no less than five (5) Business Days prior written notice by the DLA Project Manager, Digimarc shall, at Digimarc’s premises, present representatives of the Escrow Agent with all the material, in any form, in Digimarc’s possession or control which contains or describes the Technical Information pertaining to the Digimarc Technology and the Project Technology.  The representatives may identify any or all of such material and Digimarc shall arrange, at the expense of BIS, for a complete, accurate and up-to-date copy of the selected material to be made and sent to the Escrow Agent within five (5) Business Days of the selection being made for deposit under the terms of the Escrow Agreement.  If BIS exercises the right granted by this provision 8.8, BIS shall reimburse Digimarc’s costs related thereto which costs are in addition to the [**] otherwise contemplated by this Agreement.

8.9                                 Within twenty (20) Business Days after the end of each calendar quarter during each Phase, Digimarc shall update the Escrowed Material in the possession of the Escrow Agent to reflect all Improvements to the CDS Technology and [**] made by or at the request of Digimarc during that quarter.

8.10                           Nothing in this Agreement shall be construed to grant any broader license rights than those expressly granted by the Agreement.

8.11                           From and after the date on which BIS gets access to the Escrowed Materials pursuant to the Escrow Agreement, BIS shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) [**]; (ii) [**]; (iii) [**]; and (iv) any other part of the CDS, [**] BIS [**], or caused or permitted to be made, as a result of access to and use of the Escrowed Materials or the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date BIS first received, or caused or permitted others to receive, any of the Escrowed Materials or any Digimarc Confidential Information.  Following the provision of the information under this clause 8.11, BIS shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

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8.12                         BIS hereby grants to Digimarc a royalty-free, non-exclusive, non-transferable, worldwide license to use and license the improvements described in clause 8.11 and in any patents thereon owned or otherwise licensable by BIS.

8.13                         The license referred to in clause 8.12 shall continue until this Agreement expires or is terminated, or until BIS has no further rights to the Escrowed Materials and Digimarc Confidential Information, whichever occurs last.

8.14                         For greater certainty, the obligations set out in clauses 8.11, 8.12 and 8.13 shall not apply to any improvement which BIS can demonstrate would have been made irrespective of access to the Escrowed Materials or Digimarc Confidential Information.

8.15                         BIS shall take all reasonable steps to ensure that Persons, other than its directors, officers and employees, to whom it allows access to the Escrowed Materials will be contractually bound in accordance with terms substantially like those set forth in clauses 8.11, 8.12, 8.13 and 8.14, granting rights in favour of Digimarc.

8.16                         Notwithstanding any other provision of this Agreement to the contrary, BIS’ right to acquire the license described in clause 8.4 by payment of the fee described in clause 8.5(a) shall survive termination of this Agreement by BIS in accordance with the provisions of clause 15.2 (a), (b), (d) or (e) and be exercisable at any time during a period of sixty (60) days following such termination.

9.                                    SECURITY

9.1                               Unless otherwise expressly permitted by this Agreement or authorized in writing by the DLA Contract Authority pursuant to this Agreement, Digimarc shall not use, or permit or suffer, to be used:

(a)                                [**] BIS [**] BIS [**], BIS [**] BIS [**]

(b)                               the BIS Technology or the Other BIS Technology for any purpose except solely to comply with Digimarc’s obligations under this Agreement and any license agreement entered into as directed by the DLA Contract Authority under this Agreement.

Subject to the restrictions set out in this clause 9.1, Digimarc may, at its option, [**]

9.2                               Notwithstanding the provisions of clause 9.1, Digimarc may use the BIS Technology, the Other BIS Technology and the [**], and any Improvements, and the Technical Information pertaining to the BIS Technology, the Other BIS Technology and the [**] and such Improvements, to [**] a Security Client for a Security Purpose.  Such use may continue so long as:

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(a)                                  [**]; and

(b)                                 [**]

9.3                               Digimarc may, at any time, make a proposal to the DLA Contract Authority to use the BIS Technology, the Other BIS Technology and the Technical Information pertaining thereto, to develop products and services and to license the use of those products and services to other clients or for other purposes.  The DLA Contract Authority may, in his or her sole discretion, authorize the proposed use.  Following authorization, such use may continue so long as:

(a)                                  the use does not have a material adverse impact on the effectiveness for [**] provided by Digimarc to any Person during the Term for incorporation into any Device in [**]; and

(b)                                 Digimarc uses its best efforts, including obtaining a legally binding commitment from the proposed user, to ensure that the proposed user does not use the product or service or permit or suffer the product or service to be used, for any purpose other than the permitted purpose.

9.4                               For the purposes of clauses 9.2 and 9.3:

(a)                                  a license to use shall not, unless expressly agreed to by the DLA Contract Authority in his or her sole discretion, include the right to grant a sublicense to any Person except end-user customers of the licensee; and

(b)                                 a “material adverse impact” will be deemed to arise if, as a result of such use or enjoyment, a [**] referred to therein fails to meet the Specifications for the version of the [**] last accepted by BIS under this Agreement.

9.5                               Digimarc shall supply the DLA Contract Authority with all information reasonably available and required to evaluate the effect of each use proposed by Digimarc pursuant to clause 9.3 including, but not limited to, details of the ownership, affiliations, financial stability, security practises, industry reputation, business plans and business operations of the proposed user.

9.6                               If Digimarc learns, or has reasonable cause to believe, that any Person to whom Digimarc:

(a)                                  licenses the use of a product or service as permitted by the DLA Contract Authority under clauses 9.2 or 9.3 has used, or permitted or suffered to be used, or proposes to use, or permit or suffer to be used, the product or the results of the services for any purpose which is not permitted as described above, or

(b)                                 has granted a license as requested by the DLA Contract Authority under clause 2.8 or 2.9 in respect of, or has used, or permitted or suffered to be used, or proposes to use or permit

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or suffer to be used, the [**] or the Technical Information pertaining thereto subject of the license for any purpose other than as permitted by this Agreement,

Digimarc shall immediately notify the DLA Contract Authority of such unauthorised use and Digimarc shall use its best efforts, at its own expense, to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to Digimarc. Digimarc shall, immediately on notice by the DLA Contract Authority, assign to BIS any right of action which Digimarc may have in respect of any such further use, or transfer to BIS the control and conduct of legal proceedings and claims in relation to such use.  Following such assignment or transfer, Digimarc shall cooperate with BIS to achieve the successful prosecution or, if directed by BIS, settlement, of any such action, proceedings or claims.

9.7                               Digimarc shall not, except as reasonably necessary to fulfill its obligations under this Agreement or any license agreement entered into as requested by the DLA Contract Authority under clause 2.8 or 2.9, enable any product referred to in clauses 9.2 or 9.3 to produce, display or otherwise make detectable, [**] which is or may be used in [**] by any Licensed [**].

9.8                               Digimarc shall at all times comply, and shall ensure that its employees, agents and subcontractors comply, with the Security Requirements.

10.                             REPRESENTATIONS AND WARRANTIES OF DIGIMARC

10.1                         Digimarc represents, warrants and undertakes to BIS that from and after the Effective Date:

(a)                                the Work will be of professional quality conforming to generally accepted [**] practices and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the work that would be expected of [**] of the same or similar type as the [**] which comprises the CDS Technology;

(b)                               Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c)                                to the best of its knowledge, neither this Agreement nor the Work will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty, any laws or regulations in effect in the United States governing export;

(d)                               this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms;

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(e)                                Digimarc owns all rights in and to, or is properly licensed in respect of, the Digimarc Technology, the Project Technology and the Technical Information pertaining thereto;

(f)                                  Digimarc will at all material times have the right to grant the licenses to the Digimarc Technology, the Project Technology and the Improvements thereon and the Technical Information pertaining to the Digimarc Technology and the Project Technology and all such Improvements as required by this Agreement; and

(g)                               for greater certainty, neither the Project Technology, the Digimarc Technology or Improvements thereon or the Technical Information pertaining to the Project Technology, the Digimarc Technology or such Improvements infringe any Intellectual Property Right of any Person.

10.2                         Digimarc represents, warrants and undertakes to BIS that:

(a)                                incorporated as part of its [**] practices and procedures are those measures and security procedures commercially and reasonably available on the date for delivery of a component of the CDS [**] in the CDS that could interfere with the use of the CDS or corrupt, interfere with or damage any data;

(b)                               the CDS shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to “viruses” or “worms” as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

(i)                                   lock, disable or erase the CDS or any data which is loaded on the CDS so as to prevent full use of the CDS by authorized Persons; or

(ii)                                require action or intervention by Digimarc or any other Person to allow properly trained and authorized Persons to use the CDS;

(c)                                the source code for the CDS, including that deposited with the Escrow Agent, will, without reference to Digimarc or any of its employees or authorized subcontractors, be understandable and usable by expert personnel familiar with the programming languages, and scientific and processing techniques, used therein, and will not involve any programming components that such personnel could not reasonably be expected to understand, and if necessary such source code shall contain sufficient commentary to enable such personnel to understand and use such components; the source code for the CDS will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000 and, for greater certainty, the CDS will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year; and

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(d)                               the Technical Information and all other Escrowed Materials deposited with the Escrow Agent under this Agreement will contain all information in human readable form and on suitable media to enable an expert technical consultant, familiar with the scientific and processing techniques used therein, to understand and use the same without reference to Digimarc or any of its employees and authorised subcontractors.

10.3                         Digimarc represents, warrants and undertakes to BIS that:

(a)                                [**] accepted by BIS will meet the Specifications for that version from the date that it is accepted by BIS until the earlier of the date on which the next version is accepted by BIS and the last day of the Term; and

(b)                               until the last day of the Term, [**] provided by Digimarc to any Person for incorporation into any Device will be capable of meeting the performance criteria which formed part of the Specifications for the version of the [**] last accepted by BIS under this Agreement at the time such detector was so provided.

10.4                         [**] will not be counted in the determination under clause 10.3 as to whether or not an [**] meets the Specifications.

10.5                         If any version of the [**] fails to meet the Specifications for that version within one (1) year of the date of acceptance thereof by BIS, and such failure could not have been discovered by BIS using reasonable diligence during the acceptance procedure for that version, then Digimarc shall, at its own expense, within sixty (60) days after receipt of the Problem Report from the DLA Contract Authority or the DLA Project Manager or such other period as the DLA Project Manager may agree, rectify the failure and at the direction of the DLA Project Manager provide a corrected [**] to which Digimarc had previously provided the [**].

10.6                         If a particular version of [**] provided by Digimarc to any Person during the Term for incorporation into any Device, including for greater certainty any version of a [**], fails to meet the relevant Specifications within one (1) year of the date of acceptance thereof by BIS, and such failure could not have been discovered by BIS using reasonable diligence during the acceptance procedure for that version, then Digimarc shall, at its own expense, within sixty (60) days after receipt of written notice of a Problem Report from the DLA Contract Authority or the DLA Project Manager or such other period as the DLA Project Manager may agree, rectify the failure and at the direction of the DLA Project Manager provide [**] to all Persons to which Digimarc had previously provided such [**].

11.                             REPRESENTATIONS AND WARRANTIES OF THE BIS

11.1                         BIS represents and warrants to Digimarc that:

(a)                                BIS has full power and authority to enter into this Agreement;

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(b)                               this Agreement when executed and delivered by BIS shall constitute a valid, binding and enforceable obligation of BIS;

(c)                                BIS will at all material times have the right to grant the licenses required by this Agreement to the BIS Technology and the Technical Information pertaining to the BIS Technology;

(d)                               from and after the date on which BIS gets access to the Escrowed Materials (the “Release Date”) as provided by clause 8.4 or 8.6 above until the last day of the Term, every [**] which BIS develops, permits, or causes to be developed using the Escrowed Materials for incorporation into any Device will be capable of [**] with the same or better performance ([**]) than the version of the [**] last accepted by BIS possessed on the Release Date on which BIS gets access to the Escrowed Materials.

11.2                         BIS makes no representations, warranties or undertakings that BIS has any right to grant any license in respect of any Other BIS Technology or grant the licenses required to be granted by clause 8.12 in relation to any improvements referred to therein and in each case Digimarc shall be solely responsible for determining that any Other BIS Technology and/or such improvements are suitable for the intended use and for the consequences of any use of the same, whether by Digimarc or others, and BIS hereby disclaims all liability in connection therewith.

11.3                         For greater certainty, the provisions of clauses 16.5 and 16.6 shall not apply to any Other BIS Technology.

12.                             CONFIDENTIALITY

12.1                         Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

12.2                         The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

12.3                         On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

12.4                         A Recipient may, on a need to know basis, and only for the purposes described in clause 12.1, give the other party’s Confidential Information to the Recipient’s employees, authorized subcontractors or representatives provided that such employee, subcontractor or representative shall have entered into a non-disclosure agreement in respect of such Confidential Information in

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favour of the Discloser on terms materially similar to the provisions of this clause 12.  For greater certainty, BIS’ representatives shall include the DLA Contract Authority, the DLA Project Manager and all representatives of members of [**].

12.5                         The obligations set out in this clause 12 will not apply to any Confidential Information that:

(a)                                is or becomes publicly available other than through the fault of the Recipient;

(b)                               was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)                                was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d)                               is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

The fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

12.6                         If either party is required by applicable law or regulation, by legal process or by the U.S. Securities and Exchange Commission or listing requirements of any exchange or quotation system on which securities of any party may be listed or quoted, to disclose the terms of this Agreement (such disclosure being referred to herein as “Legally Required Disclosure”), such party shall provide the other party with prompt notice of such requirement so that the other party may seek an appropriate protective order or remedy.  In the event the other party fails to obtain an order or remedy that would permit the requested party not to disclose the required terms, the disclosure shall be permitted, but the disclosing party will use all reasonable efforts to have the disclosure treated confidentially by the recipient.

12.7                         The BIS Technology, the Other BIS Technology, and solely for the purposes of clause 12 the [**] insofar as it pertains to [**], and the Technical Information which pertains solely to the BIS Technology and the Other BIS Technology and those aspects of the [**], including any [**] which is or may be used [**] by any Licensed [**], shall be deemed to be the Confidential Information of BIS.  Digimarc may disclose such Confidential Information to a person to whom Digimarc has granted a license pursuant to clause 9.2 or 9.3 but only if:

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(a)                                Digimarc can demonstrate to the reasonable satisfaction of BIS that disclosure is necessary to enable Digimarc to grant the license under clause 9.2 or 9.3; and

(b)                               such person enters into a non-disclosure agreement in respect of such Confidential Information in favour of BIS on terms materially similar to the provisions of this clause 12.

12.8                         Nothing in this Agreement shall be construed to require BIS or any representative of BIS including, for greater certainty, the DLA Project Manager or the DLA Contract Authority, to disclose any information which is confidential to a third party including for greater certainty a [**] or a Licensed [**].

12.9                         BIS shall not reverse-engineer, disassemble, or decompile any [**] forming part of the CDS, [**] (except to the extent that any such activity is reasonably necessary to permit BIS to exercise its licence rights under clauses 8.4 and 8.6 of this Agreement or BIS’ right to do so may not be contractually restricted under applicable law), and shall contractually ensure that any other Person to whom BIS provides [**] shall be similarly obliged.

12.10                   For greater certainty the obligations imposed by this clause 12 shall continue to apply to the Escrowed Material after it comes into the possession of BIS notwithstanding the circumstances that give rise to such possession.

12.11                   General attributes of the CDS may be disclosed in connection with promotion of the CDS to the [**], and to customers or prospects in related markets; information relating to the [**] Technology and the [**] Technology may be disclosed to [**] and vendors of [**] subject to a nondisclosure agreement but in all such cases Digimarc shall not disclose any information relating to the [**].  The existence and terms of this Agreement may be disclosed to the parties’ professional advisors, to members of the[**], and to Digimarc’s present shareholders, institutional and corporate investors, and commercial and investment bankers, who have a reasonable need to know such information subject to a non-disclosure agreement.

13.                             AUDIT AND INSPECTION

13.1                         BIS, or its duly authorised representatives, may from time to time, without notice, at its own expense, conduct an audit or inspection during normal business hours to verify Digimarc’s compliance with its obligations under this Agreement.  Digimarc shall facilitate such audit activities by providing access to its premises, as well as any books, records, and other information relating to this Agreement and the Work as may be reasonably requested by BIS.  BIS shall promptly advise Digimarc in writing of the results of any audit.  If BIS exercises this right more frequently than twice in each calendar year, BIS shall reimburse Digimarc’s reasonable costs related thereto which costs are in addition to the [**] otherwise contemplated by this Agreement except in the case where the exercise of such right is reasonably required to follow-up on a non-compliance detected during a previous audit or inspection.

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13.2                         If, as a result of any such audit, BIS is of the view that Digimarc has engaged in or is about to engage in any act, or has omitted to perform any act, which act or omission is not in compliance with Digimarc’s obligations under this Agreement, the DLA Contract Authority may issue to Digimarc a directive requiring Digimarc to refrain from engaging in such act or to perform such act or acts as the DLA Contract Authority deems necessary, acting reasonably, for Digimarc to comply with the Agreement and Digimarc shall promptly comply with such directive at its own expense.

13.3                         No act performed by BIS, its duly authorised representatives or the DLA Contract Authority pursuant to the provisions of this clause 13 and no omission by any of them to perform an act pursuant to the provisions of this clause 13 shall in any way affect Digimarc’s obligation to comply with this Agreement.

14.                             DISPUTE RESOLUTION

14.1                         Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

14.2                         Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Work shall continue during the arbitration proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular Work or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, BIS may at its sole discretion instruct Digimarc to continue the performance of that Work, and Digimarc shall act in accordance with those instructions, subject to payment in accordance with clause 3.2.

15.                             TERM AND TERMINATION

15.1                         This Agreement shall take effect on the Effective Date and shall remain in force throughout the Term unless sooner terminated as provided herein.

15.2                         BIS may in its sole discretion terminate this Agreement effective immediately on notice to Digimarc if:

(a)                                Digimarc makes a general assignment or any other arrangement for the benefit of its creditors;

(b)                               a proposal or arrangement under applicable bankruptcy or insolvency legislation, or a petition is filed by or against Digimarc under applicable bankruptcy or insolvency legislation and is not discontinued within thirty (30) days;

(c)                                Digimarc is declared or adjudicated bankrupt or goes into liquidation;

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(d)                               a liquidator, trustee in bankruptcy, custodian, receiver, administrator, administrative - receiver, manager, or any other officer with similar power is appointed over all or any part of the assets and undertaking of Digimarc;

(e)                                Digimarc commits an act of bankruptcy, institutes proceedings to be adjudged bankrupt or insolvent, consents to the initiation of such appointment or proceedings or admits in writing inability to pay debts generally as they become due;

(f)                                  Digimarc assigns the Agreement without BIS`s consent in breach of clause 19.7; or

(g)                               Digimarc ceases or threatens to cease business.

15.3                         Either party may terminate this Agreement effective immediately on notice to the other party if:

(a)                                the other party fails, or is unable or unwilling to perform any of its obligations under this Agreement (hereinafter referred to as a “breach”) and fails to remedy such breach within sixty (60) days after receiving written notice of such breach from the other party; or

(b)                               an event of force majeure (as defined in clause 17) has continued for a period longer than sixty (60) continuous days or such longer period as the parties may agree and no satisfactory alternative arrangements have been agreed to continue the Work.

15.4                         Notwithstanding the foregoing, BIS has no right to terminate this Agreement for breach under clause 15.3 if the breach consists of a failure by Digimarc to perform a particular task the performance of which proves to be technically infeasible provided that the DLA Project Manager has agreed with the Digimarc Project Manager in writing before the task is commenced that the task may be technically infeasible.

15.5                         As of the effective date of a termination of this Agreement by Digimarc as permitted by clause 15.3(a) above, the licenses granted by Digimarc pursuant to clause 2.8 or 2.9 above shall continue but be deemed to be restricted [**].

15.6                         Termination of this Agreement by BIS for any reason in accordance with the provisions of this clause 15 shall not affect any license granted by Digimarc pursuant to clauses 2.8, 2.9, 8.4, or 8.6 above.

15.7                         On termination of this Agreement by Digimarc or BIS for any reason Digimarc shall within fifteen (15) Business Days deliver to the Escrow Agent all Work in progress done up to the effective date of termination, including all Technical Information relating to such Work, and all Technical Information pertaining to the Digimarc Technology or the Project Technology which has not previously been deposited with the Escrow Agent and issue to the DLA Contract Authority a certificate signed by an officer of Digimarc that it has fully complied with this obligation.

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16.                             INTELLECTUAL PROPERTY INDEMNIFICATION

16.1                         BIS shall provide Digimarc with prompt written notice of any claim, demand or action against BIS based on an allegation that the CDS, the Digimarc Technology or the Project Technology or any Improvements thereto or any part thereof, infringes any Intellectual Property Right of any Person (referred to below as a “Claim”).  BIS shall use its reasonable efforts to conduct the defence of any Claim in a timely and cost effective manner.  Digimarc shall, at Digimarc’s expense, comply with all reasonable requests for assistance from BIS in connection with the defence of the Claim.

16.2                         Notwithstanding any other provision of this Agreement to the contrary, Digimarc shall indemnify BIS against and save BIS harmless from all loss, costs, liabilities including, for greater certainty an award of damages, and expenses, including, for greater certainty, reasonable legal fees, arising from each Claim.  The obligation set out in this clause 16 shall not apply in respect of any settlement made by BIS without the consent of Digimarc.

16.3                         If the CDS, the Digimarc Technology or the Project Technology, or any Improvement thereto or part thereof is held to infringe, or if Digimarc believes that it is likely to be held to infringe, any of the Intellectual Property Rights described in clause 16.1, Digimarc shall, in addition to its other obligations set out above, at its own expense either:

(a)                                procure for BIS the right to continue using the allegedly infringing materials; or

(b)                               replace or modify the materials to the reasonable satisfaction of BIS so that they are no longer infringing but remain functionally equivalent;

Failing either of which result BIS may, at its option, terminate this Agreement without prejudice to BIS’ other rights and remedies available in law, at equity or otherwise.

16.4                         Digimarc shall provide BIS with prompt written notice of any claim, demand or action against Digimarc based on an allegation that the BIS Technology or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a “BIS Technology Claim”).  Digimarc shall, at BIS’s expense, comply with all reasonable requests for assistance from BIS in connection with the settlement or defence of any BIS Technology Claim.

16.5                         Notwithstanding any other provision of this Agreement to the contrary, BIS shall indemnify Digimarc against and save Digimarc harmless from all loss, costs, liabilities including, for greater certainty an award of damages, and expenses, including, for greater certainty, reasonable legal fees, arising from each BIS Technology Claim.  The obligation set out in this clause 16.5 shall not apply in respect of any settlement made by Digimarc without the consent of BIS.

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16.6                         If the BIS Technology or any part thereof is held to infringe, or if BIS believes that it is likely to be held to infringe, any of the Intellectual Property Rights described in clause 16.4, BIS may, in addition to its other obligations set out above, at its own expense either:

(a)                                procure for Digimarc the right to continue using the allegedly infringing materials; or

(b)                               replace or modify the materials to the reasonable satisfaction of Digimarc so that they are no longer infringing but remain functionally equivalent.

17.                             FORCE MAJEURE

17.1                         If the performance by either party of any of its obligations under this Agreement is prevented or delayed by any circumstance of force majeure, which shall mean fire, flood, earthquakes, war, riots, or insurrection, the party shall immediately notify the other party.

17.2                         The time period within which the party delayed is obliged to perform its obligations will be delayed during the period such circumstance exists.  During the period of delay the party delayed shall use its best efforts to make alternate arrangements satisfactory to the other party to avoid delay or resume performance.

18.                             NOTICES

18.1                         All notices under this Agreement shall be delivered by fax, or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

18.2                         Any notice to DIGIMARC shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Bruce Davis President and CEO Digimarc Corporation One Centerpointe Drive Suite 500 Lake Oswego, Oregon 97035 USA FAX: (503) 968-0219	Mr. William Y. Conwell Klarquist, Sparkman, Campbell, Leigh & Whinston 121 SW Salmon Street Suite 1600 Portland, Oregon 97204 USA FAX: (503) 228-9446

18.3                         Any notice to BIS shall be sent to both of, and any notice from BIS shall be sent by either:

[**]Bank for International Settlements[**]	[**]

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18.4                         A party may change its address for notice by notice to the other party in accordance with the provisions of this clause 18.

19.                             MISCELLANEOUS PROVISIONS

19.1                         Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b)                               the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c)                                a party terminating this Agreement in accordance with the provisions of this Agreement will have no liability or obligation to the other as a result of or with respect to the termination.

19.2                         Severability - If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or by any other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law.  The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

19.3                         Counterparts.  This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

19.4                         Entire Agreement.  This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings between the parties relating to the same subject matter.

19.5                         Amendments.  No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each party and which specifically states that it constitutes an amendment to this Agreement.

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19.6                         Waiver.  No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

19.7                         Assignment and Successors.  This Agreement may not be assigned, novated or otherwise transferred by Digimarc without the prior written consent of BIS, which consent shall not be unreasonably withheld.  For the purpose of this Agreement, an assignment includes a change in the voting control of Digimarc or the sale or other disposal of substantially all of Digimarc’s assets.  This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

19.8                         Substitution.  BIS may by written notice to Digimarc at any time substitute any of the following (“Substitute”) as a party to this Agreement in place of and in substitution for BIS, provided that such notice is accompanied by a Deed Of Adherence duly executed by the Substitute in the form attached as Schedule T:

(a)                                any wholly owned subsidiary of BIS;

(b)                               any [**] existing at the Effective Date or any partnership or joint venture, the entire economic interest in which is owned by one or more of such [**];

(c)                                any body corporate, the entire economic interest in which is owned by one or more of the [**] described in clause 19.8(b); or

(d)                               [**].

With effect from the date of such notice the Substitute shall benefit from the same rights and be subject to the same obligations as BIS under this Agreement, and BIS shall no longer benefit from such rights and shall no longer be subject to such obligations.

19.9                         Upon exercising its right of substitution in favour of any wholly owned subsidiary of the BIS, the BIS shall provide Digimarc with a comfort letter in the form attached as Schedule “U”.

19.10                   Captions.  Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties.

19.11                   Disclaimer of Agency.  Nothing contained in this Agreement is intended or will be interpreted so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party

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in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

19.12                   Publicity.   The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS.  Each party agrees to submit such releases or announcements for prior approval by the other party which approval may be withheld by the party in its sole discretion.  The DLA Contract Authority shall recommend to the [**] that they issue a communiqué produced by the DLA Project Manager at an appropriate time [**].

19.13                   Effectiveness.  This Agreement shall be effective only after it is signed by both of the parties.

19.14  Ambiguities.   Each party and its counsel have participated fully in the review and revision of this Agreement.  Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

19.15  Survival.               All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions set out in clauses 2.5, 3.6, 3.7, 3.8, 3.9, 3.10, 8.4, 8.6, 8.11 - 8.16, inclusive, 9.1, 9.2, 9.3, 9.7, 10, 11, 12, 13, 14, 16, 18 and 19 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

BANK FOR INTERNATIONAL SETTLEMENTS	DIGIMARC CORPORATION

Signature	Signature
Name:	Name:	Bruce Davis
Title:	Title:	President & CEO
Date	Date:

Signature
Name:
Title:
Date

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AMENDMENT TO COUNTERFEIT DETERRENCE SYSTEM

DEVELOPMENT AND LICENSE AGREEMENT

This is an Amendment to the Counterfeit Deterrence System Development and License Agreement (the “Amendment”) made

Between

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 19801 SW 72nd Avenue, Suite 250, Lake Oswego, Oregon. U.S.A.  97062 ( “Digimarc”)

and

BANK FOR INTERNATIONAL SETTLEMENTS, created pursuant to the Hague Agreements of January, 1930, having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland ( “BIS”)

Recitals

Effective 1 January [**], the above identified parties entered into an agreement entitled the “Counterfeit Deterrence System Development and License Agreement” (hereinafter “the Agreement”).  The Agreement included documents listed in Section 1.4 of the Agreement which were made an integral part of the Agreement.

As required under Section 2.2 of the Agreement, by 21 December [**], Digimarc submitted to BIS a Proposal for the work to be done during Phase [**].  As required under Section 2.4, Digimarc submitted to BIS a revised Proposal for the work to be done during Phase [**].

Effective 8 March [**], Digimarc’s Contract Authority, Bruce Davis, duly appointed J. Scott Carr to represent him in agreeing to amendments to the Agreement on behalf of Digimarc.

In consideration of the promises and covenants set out in this Amendment and in the Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.             Change the address of Digimarc wherever it appears in the Agreement to the address shown herein.

2.             Change the State of Incorporation of Digimarc wherever it appears in the Agreement from the State of Oregon, U.S.A. to the “State of Delaware, U.S.A.”

3.             Delete the notice requirement to Mr. William Y. Conwell wherever it appears in the Agreement.

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4.             Replace Attachment 3 of Schedule “B” entitled “Device Vendors” with the attached page entitled “SCHEDULE ‘B’, AMENDED ATTACHMENT 3: DEVICE VENDORS.”

5.             Replace Schedule “C” with the attached document entitled “AMENDED SCHEDULE ‘C’ DATED MARCH 14TH [**] PHASE [**] STATEMENT OF WORK.”

6.             Replace Schedule “I” with the attached document entitled “AMENDED SCHEDULE ‘I’ ALLOWABLE COSTS.”

7.             The parties agree the above-identified replacement documents for a page of Schedule B and all of Schedules C and I are, by this reference, made an integral part of this Amendment and supercede the corresponding documents referenced in Section 1.4 of the Agreement.

8.             BIS hereby accepts, under Section 2.5 of the Agreement, the revised Proposal as evidenced in this Amendment and the attachments referenced in this Amendment.

9.             Unless modified or superceded by this or other Amendments to the Agreement, all terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, this Amendment to the Agreement has been executed and delivered by the parties hereto as of the date the last of the parties affixes their signature hereto.

BANK FOR INTERNATIONAL SETTLEMENTS	DIGIMARC CORPORATION

Signature	Signature
Name:	Name:	Scott Carr
Title:	Title:	Vice President and General Manager,
Date		Government and Bank Programs
Date:

Signature
Name:
Title:
Date

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AMENDMENT NUMBER TWO TO THE COUNTERFEIT DETERRENCE SYSTEM

DEVELOPMENT AND LICENSE AGREEMENT

This is the second Amendment to the Counterfeit Deterrence System Development and License Agreement (the “Second Amendment”) made

Between

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 19801 SW 72nd Avenue, Suite 100, Tualatin, Oregon. U.S.A.  97062 ( “Digimarc”)

and

BANK FOR INTERNATIONAL SETTLEMENTS, created pursuant to the Hague Agreements of January, 1930, having its head office at Centralbahnplatz 2, CH-4051 Basel, Switzerland ( “BIS”)

Recitals

Effective 1 January [**], the above-identified parties entered into an agreement entitled the “Counterfeit Deterrence System Development and License Agreement” (hereinafter “the Agreement”).  The Agreement included documents listed in Section 1.4 of the Agreement which were made an integral part of the Agreement.

As required under Section 2.2 of the Agreement, by November 22, [**], Digimarc submitted to BIS the Offer for the work to be done during Phase [**].

BIS hereby accepts, under Section 2.5 of the Agreement, the Offer as evidenced in this Second Amendment and the attachments referenced in this Second Amendment.

In consideration of the promises and covenants set out in this Second Amendment and in the Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.                                     Replace Attachment 3 of Schedule “B” entitled “Device Vendors” with the attached page entitled “SCHEDULE ‘B’, AMENDED ATTACHMENT 3: DEVICE VENDORS.”

2.                                     Replace Schedule “D” with the attached document entitled “AMENDED SCHEDULE ‘D’ PHASE [**] STATEMENT OF WORK.”

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3.                                     Replace Schedule “I” with the attached document entitled “AMENDED SCHEDULE ‘I’ ALLOWABLE COSTS.”

4.                                     The parties agree the above-identified replacement documents for a page of Schedule B and all of Schedules D and I are, by this reference, made an integral part of the Agreement and supersede the corresponding documents referenced in Section 1.4 of the Agreement.

5.                                     Unless expressly modified by this Second Amendment or other amendments to the Agreement, all terms of the Agreement remain in full force and effect.

6.                                     In the Agreement, replace paragraph 3.4 with the following:

“Except as otherwise expressly provided herein, the total amount which BIS will be liable to pay Digimarc for or in connection with the Allowable Costs and Mark-up for the Phase [**] Work, the Phase [**] Work and the Phase [**] Work will not be greater than [**] and assuming that (i) BIS has accepted Digimarc’s Offer for all [**] and, (ii) BIS does not terminate this Agreement as permitted herein prior to the date on which Digimarc completes the Phase [**] Work in accordance with the provisions of this Agreement, not less than [**], subject to Digimarc having performed the Work equal to this amount of Allowable Costs and Mark-up.”

7.                                     In the Agreement, add paragraphs 19.16.1 and 19.16.2 as follows:

“19.16.1 No third party Person shall have any right to enforce any provision of this Agreement under the Contracts (Rights of Third Parties) Act 1999.

19.16.2 Digimarc covenants that it will take all measures which are reasonably necessary to ensure that no third party with which Digimarc contracts or may contract has any right to enforce any provision of this Agreement against the BIS pursuant to the Contracts (Rights of Third Parties) Act 1999 and, in particular, that it will make no statements, representations or warranties to any such third party implying that the latter would have any right to enforce any provision of this Agreement under the Contracts (Rights of Third Parties) Act 1999.”

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IN WITNESS WHEREOF, this Second Amendment to the Agreement has been executed and delivered by the parties hereto as of the date the last of the parties affixes their signature hereto.

BANK FOR INTERNATIONAL SETTLEMENTS	DIGIMARC CORPORATION

Signature	Signature
Name:	Name:	Scott Carr
Title:	Title:	Vice President and General Manager,
Date		Government and Bank Programs
Date:

Signature
Name:
Title:
Date

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AMENDMENT NUMBER THREE TO THE COUNTERFEIT DETERRENCE SYSTEM

DEVELOPMENT AND LICENSE AGREEMENT

This is the third Amendment to the Counterfeit Deterrence System Development and License Agreement (the “Third Amendment”) made by and between

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 19801 SW 72nd Avenue, Suite 100, Tualatin, Oregon. U.S.A.  97062 (“Digimarc”)

and

BANK FOR INTERNATIONAL SETTLEMENTS, created pursuant to the Hague Agreements of January, 1930, having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland (“BIS”)

Recitals

Effective 1 January [**], the above-identified parties entered into an agreement entitled the “Counterfeit Deterrence System Development and License Agreement” (hereinafter “the Agreement”).  The Agreement included documents listed in clause 1.4 of the Agreement which were made an integral part of the Agreement.

On 14 March [**] and 28 December [**] the parties entered into Amendments to the Agreement (hereinafter First and Second Amendments).

In consideration of the promises and covenants set out in this Third Amendment, in the Agreement, in the First and Second Amendments and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree that the Agreement as previously amended will be further amended as of 1 January, [**]:

1.                                    DEFINITIONS AND PRINCIPLES OF INTERPRETATION

The following definitions in clause 1.1 shall be replaced as follows:

“Arbitration Agreement” means the Arbitration Agreement dated 21 June 1999 as amended and attached as Schedule “E”.

“BIS Technology” means that technology, if any, from the technology described in Schedule “F” in respect of which from time to time during Phases [**] of this Agreement and Phases [**] as defined in the [**] Agreement after discussion between the DLA Project Manager and the Digimarc Project Manager, BIS offers, and Digimarc accepts in writing, a [**] on the [**] in clause 8.2 to use, design or implement the CDS and all Intellectual Property Rights in that [**];

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“Digimarc Contract Authority” means Digimarc’s President or the Vice President, Government and Bank Programs;

“Phase” means Phase [**] of this Agreement as the case requires, adjusted if required by any period added pursuant to clause 5.3 or other changes to the Work authorized pursuant to clause 6 below;

“Statement of Work” means the Statement of Work set out in Schedules B, C, D, V or W as applicable;

Add new Definitions to clause 1.1 as follows:

“[**] Agreement” means the Agreement between BIS and Digimarc relating to the provision by Digimarc of certain [**] services effective as of 1 January [**], as amended from time to time.

“Phase [**] means the period from 1 January 2002 to 31 December 2002;

“Phase [**]” means the period from 1 January 2003 to 31 December 2003;

“Phase [**] Work” means the tasks and Deliverables identified in the Phase [**] Statement of Work attached as Schedule V to be performed or produced during Phase [**];

“Phase [**] Work” means the tasks and Deliverables identified in the Phase [**] Statement of Work attached as Schedule W to be performed or produced during Phase [**] if BIS elects to proceed with Phase [**]; and

“Project Manager” means either the Digimarc or DLA Project Manager, as the context requires.

1.2                             Interpretation:

Clause 1.2.5 shall be replaced with:

1.2.5                        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

a)                                    the Amendments to the Agreement with the Third Amendment supplementing the Second Amendment and the Second Amendment supplementing the First Amendment;

b)                                   the other terms of this Agreement, excluding Schedules;

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c)                                    the Schedules; and

d)                                   as between the delivery schedules forming part of a Statement of Work, and other provisions of such Statement of Work, the delivery schedules shall take precedence.

Add new clause 1.2.9 as follows:

1.2.9                      When a definition or a clause in this Agreement is described in the Third Amendment as a replacement, the definition or clause in this Third Amendment replaces the previous definition or clause in the Agreement. When a new definition or a clause is presented in this Third Amendment, the new definition or clause in this Third Amendment is considered added to and incorporated into the Agreement. The changes in this Third Amendment are referenced by the clauses they appear in the Agreement and such changes shall not apply to the interpretation of any part of the Agreement relating to any events, acts or omissions occurring prior to 1 January [**] unless such events, acts or omissions are relevant to any event, act or omission occurring on and after that date. Unless expressly modified, superseded or replaced by this Third Amendment, each term of the Agreement as amended by the First or Second Amendment remains in full force and effect.

1.4                             Schedules

In clause 1.4,

Replace Schedules E, I, K-1, K-2, L-1, L-2, N and S as attached; and

Add the following new schedules:

Schedule V described as Phase [**] Statement of Work;

When agreed upon, Schedule W described as Phase [**] Statement of Work; and

Schedule X described as [**] Expenditures.

The parties agree the above-identified replacement document Schedules E, I, K-1, K-2, L-1, L-2, N and S supersede the corresponding documents referenced in clause 1.4 of the Agreement and such replacement Schedules together with the new Schedules V, W and X are, by this reference, made an integral part of the Agreement.

2.                                    SCOPE OF THE WORK

Add new clauses to clause 2 as follows:

2.17                         BIS has accepted Digimarc’s Offer to perform the Phase [**] Work in accordance with the “Phase [**] Statement of Work.”  Digimarc shall perform the Phase [**] Work

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in accordance with the “Phase [**] Statement of Work.” BIS has no right to terminate this Agreement during Phase [**], unless BIS terminates this Agreement under clause 15 before Digimarc completes the Phase [**] Work.

2.18                         Subject to BIS’ acceptance of the corresponding Offer described in clauses 2.20 and 2.21, Digimarc shall perform the Phase [**] Work in accordance with the “Phase [**] Statement of Work.”  After acceptance by BIS of the Offer described in clauses 2.20 and 2.21, BIS has no right to terminate this Agreement during Phase [**], unless BIS terminates this Agreement under clause 15 before Digimarc completes the Phase [**] Work.

2.19                         On or before 15 August [**], Digimarc shall deliver to BIS and the DLA Project Manager a written proposal (the “Proposal”) for the Work to be done during Phase [**], which Proposal will be in the form of a proposed amendment to the Agreement and will include, but not be limited to:

(a)                                The Statement of Work for Phase [**] (Schedule W);

(b)                               an estimate of the Allowable Costs to be incurred by Digimarc in connection with Digimarc’s performance of the Work for Phase [**]; and

(c)                                the nature, timing and estimated quantity of the effort which will be required from BIS to enable Digimarc to perform the Work as proposed during Phase [**].

2.20                         The Proposal for Phase [**] when delivered by Digimarc to BIS pursuant to clause 2.19 shall be deemed to constitute an irrevocable offer (the “Offer”) to amend the Agreement.  Digimarc undertakes and represents that the Proposal will be prepared with all due care and diligence and that at the date of BIS’ acceptance of the Offer, it will not be aware of any matters within its reasonable control which might or will adversely affect its ability to perform the Work for Phase [**].

2.21                         The Offer for the Phase [**] Work shall remain open for written acceptance by BIS at its sole discretion until the earlier of 30 November [**] or notice by BIS that it elects not to proceed with Phase [**].  If requested by the DLA Contract Authority by November 1, [**], Digimarc shall prepare and send by November 10, [**] a revised Offer to BIS to take into account any reasonable revisions and clarifications to the original Offer requested by the DLA Contract Authority and BIS will have until November 30, [**], subject to receipt of the revised Offer by November 15, [**], to accept the revised Offer.

2.22                         The Term will continue notwithstanding that BIS elects not to accept the Offer for the Phase [**] Work.

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2.23                         Pending acceptance, or express or implied rejection by BIS of the Offer as provided in clause 2.21, the DLA Contract Authority may, in his or her sole discretion, authorize Digimarc to perform all or part of the Work described in the Offer (or other Work as agreed between the parties’ respective Contract Authorities).  If BIS accepts the Offer for Phase [**], all such authorized Work will be deemed to form part of the Work for Phase [**].  In any event, BIS shall compensate Digimarc for such authorized Work as though it were Phase [**] Work.

2.24                         Actions or lack of actions by the BIS under clauses 2.21 or 2.23 do not waive or delay any notice duties of the BIS under clauses 3.13-3.17.

2.25                         This Third Amendment is conditional upon execution of an Amendment to [**] between the BIS and the requisite [**]. After execution of this Third Amendment by the BIS and Digimarc, the BIS will proceed with reasonable diligence to have the Amendment to the [**] fully executed. When the Amendment to the [**] is fully executed, the BIS will so notify Digimarc that the condition of this clause 2.25 has been removed from this Third Amendment.

3.                                    PRICE AND PAYMENT

Clause 3.7 shall be replaced in relation to Phase [**] and Phase [**] as follows:

3.7                               For a period commencing on the Effective Date and ending on the date [**] following the last date on which Digimarc issues an invoice to BIS for Allowable Costs, Digimarc shall maintain proper, up-to-date, accurate and complete books, records and other documentation substantiating the Allowable Costs invoiced under this Agreement including, without limitation, time sheets showing the hours spent on each task which forms part of the Work and receipts for all Expenses (as defined in Schedule I).  Digimarc shall produce such books, records and documentation to BIS or its representatives for inspection and copying at all reasonable times on request by the DLA Project Manager.

Add new clauses to clause 3 as follows:

3.11                         Subject to the limits set out in this Agreement and unless otherwise expressly set out herein, BIS shall reimburse Digimarc for all the Allowable Costs reasonably and properly incurred by Digimarc during each calendar month to perform the Phase [**] Work and the Phase [**] Work (if any) and any other Work authorized by BIS in writing.  Digimarc shall invoice BIS monthly in arrears for such Allowable Costs.  Each invoice shall specify the Expenses incurred and the time spent by the staff and sub-contractors of Digimarc in performing the Work and shall give a breakdown of the Allowable Costs in the form attached as Schedule S.

3.12.1                Unless BIS terminates this Agreement under clause 15 before Digimarc completes the Phase [**] Work or terminates [**] before Digimarc completes [**] Phase [**] (as

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such expression is defined in the [**] Agreement), and subject always to clause 3.12.2, the total amount which BIS will be liable to pay Digimarc for or in connection with the Phase [**] Work and/or for the [**] Phase [**], will not be less than [**](“[**]”).

3.12.2                BIS’s obligation to pay the [**] is subject to Digimarc having performed all of its obligations under this Agreement and the [**] Agreement relating to the performance of Work and Services (as such expression is defined in the [**] Agreement) which Digimarc is obliged to perform in connection with Phase [**] Work and [**] Phase [**], including any Work or Services which Digimarc is requested to perform pursuant to clause 3.16.  If BIS requests, under clause 3.16, that Digimarc cease or reduce the scope of the Work and/or Services remaining to be completed, BIS’ [**] payment obligation would still be due.

3.13                         If BIS elects not to proceed with both Phase [**] and [**] Phase [**] and BIS has provided Digimarc with notice of such election by 30 September [**], BIS will not owe Digimarc any money for Phase [**] or [**] Phase [**] or have any other liability to Digimarc in connection with BIS’s election not to proceed with Phase [**] or [**] Phase [**]. Such notice will not affect either party’s obligations under Phase [**] or [**] Phase [**].

3.14                         If BIS elects not to proceed with both Phase [**] and [**] Phase [**] and BIS has provided Digimarc with notice of such election between October 1, [**] and November 30, [**], then, subject to clause 3.16, BIS’ sole liability to Digimarc relative to Phase [**] and [**] Phase [**] is that BIS shall owe Digimarc an amount equal to [**] months of Work and Services from the effective date of such notice.  For example, if BIS provides notice on November 30, [**] of a decision by BIS not to proceed with Phase [**] and [**] Phase [**], BIS shall owe Digimarc through February 28[**].  The amount of such payment shall be calculated in accordance with clause 3.15.

3.15                         When such notice is provided as in clause 3.14 for both Phase [**] and [**] Phase [**] or if clause 3.18 applies in respect of both Phase [**] and [**] Phase [**], the amount due Digimarc shall be calculated as follows:  (i) for the remainder of [**] in accordance with the remaining financial commitments made for Phase [**] and [**] Phase [**] by BIS; and (ii) for the relevant portion of [**] at the rate of [**] per calendar day. If BIS continues with either Phase [**] or [**] Phase [**], then no payment shall be due under clause 3.14 or clause 3.15 and BIS’s payment obligation in respect of the Phase which is not terminated shall be the [**] referred to and payable in accordance with clause 3.17.

3.16                         During the [**]-month period after notice under clause 3.14, or, if clause 3.18 applies, BIS may request, (but it is not obliged to do so) and Digimarc will, if requested by BIS, (a) at BIS’s sole discretion, cease or reduce the scope of the Work and/or Services remaining to be completed at the date of BIS giving notice and/or, (b) if reasonably possible, provide services relating to Work and/or Services, including work or services

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relating to the wind down or transfer of the Work and/or Services to BIS and/or any replacement provider as reasonably directed by the DLA Project Manager, commensurate with the payment obligations of the BIS in accordance with clause 3.14.  Such requested work or services will be deemed to form part of the Work under this Agreement and/or Services under the [**] Agreement, as applicable.  If, when operating under this clause, BIS requests Digimarc to cease or reduce the scope of the Work and/or Services remaining to be completed, BIS’ payment obligations under clauses 3.12.1, 3.14 or 3.18, as applicable, will still be due.  Sums due under such obligations will be invoiced monthly in arrears.

3.17.1                If (i) BIS has accepted the Offer for Phase [**] by Digimarc with notice by November 30, [**], or (ii) BIS does not terminate [**] before 30 November [**], then subject always to clause 3.17.2, the total amount which BIS will be liable to pay Digimarc for or in connection with Phase [**] and/or for [**] Phase [**] will not be less than [**] unless BIS terminates this Agreement under clause 15 before Digimarc completes the Phase [**] Work or terminates [**]

3.17.2                BIS’ obligation to pay the [**] is subject to Digimarc having performed all of its obligations under this Agreement and [**] relating to the performance of Work and Services which Digimarc is obliged to perform in connection with Phase [**] Work and [**] Phase [**].

3.18                         If by November 30, [**], BIS has not accepted an Offer by Digimarc for Phase [**] with notice and has provided notice of termination of the [**] Agreement [**], then, subject to clause 3.16, BIS’ Sole liability to Digimarc relative to Phase [**] and [**] Phase [**] is that BIS shall owe Digimarc an amount equal to [**] months of Work and Services from November 30, [**] through February 28, [**].  The amount of such payment shall be calculated in accordance with clause 3.15.

3.19.                      For greater certainty, it is confirmed and agreed that BIS, subject to previously agreed upon Statements of Work under this Agreement and [**] Plans (as such expression is defined in the [**] Agreement), and in accordance with the procedures and timescales set out in clause [**] is entitled from time to time a) to determine in what proportion the [**] referred to in clause 3.12.1 is to be allocated between Work and/or Services to be performed as Phase [**] Work and/or [**] Phase [**] Services; and b) to determine in what proportion the [**] referred to in clause 3.17.1 is to be allocated between Work and/or Services to be performed as Phase [**] Work and/or [**] Phase [**] Services (if any).

3.20                         Unless authorized in this Agreement, [**] or otherwise agreed in writing by BIS, the [**] under this Agreement and the [**] Agreement shall not be greater than an amount equal to the amount listed in Schedule X and the [**] under this Agreement and the [**] Agreement shall not be greater than an amount equal to the amount listed in Schedule X.  Such [**] limitations of this clause 3.20 do not apply to costs or charges

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identified in clauses 3.8, 3.21, 6.5, 8.6 and 8.8 of this Agreement or in clauses 3.6, 6.5, 8.2, 15.7 and 19 of the [**] Agreement.  The [**] limitations of this clause may, in some cases, not apply to costs or charges identified in clauses 5.3 and 13.1 of this Agreement or in clauses 5.3 and 13.1 of the [**] Agreement.

3.21                         Any equipment or software [**] purchased for over [**] as an Allowable Cost under Schedule I for BIS shall be owned by the BIS or another entity designated by the DLA Contract Authority and shall be held in trust by Digimarc.  Digimarc will ensure that BIS or the designated entity is identified on such [**] and [**] as the owner.  Unless such [**] or [**] needs to be used in a manner that it was not designed for and the BIS is made aware of such need, Digimarc will, at its own risk, use such [**] or [**] in a reasonably careful and proper manner and in accordance with all operating instructions. In any event such [**] and [**] shall be used by Digimarc solely for the provision of the Work under this Agreement or Services under the [**] Agreement.  Upon termination of this Agreement and at BIS request, Digimarc will promptly deliver such [**] and [**] to the BIS or designated entity, at no charge to Digimarc.   Such [**] and [**] shall be returned in the same condition as originally received by Digimarc, reasonable wear and tear excepted.  If, however, the [**] or [**] needs to be used in a manner that it was not designed for and the BIS is made aware of such need, then such [**] and [**] will be returned “as is.” BIS will reimburse Digimarc for any unrecovered costs of such [**] or [**] (i.e. costs not recovered through depreciation charges), subject to receipt of a correct and properly due invoice.

5.                                    RESPONSIBILITIES OF BIS

Clause 5.3 shall be replaced as follows:

5.3                               If BIS is delayed in complying with any of its obligations under clauses 5.1 or 5.2 for any reason not attributable to Digimarc, and such delay will cause a delay in the completion and delivery by Digimarc of any Deliverable, then Digimarc shall reasonably promptly advise the DLA Project Manager of the impact of the delay.  The time for completion of the Deliverable and all subsequent Deliverables dependent thereon, will then be extended automatically by one day for each day of delay by BIS or such other period as may be agreed in writing between the parties’ respective Contract Authorities.  If Digimarc suffers increased costs by reason of such delay, other than a delay due to a force majeure event, such costs reasonably and necessarily incurred by Digimarc shall be borne by BIS.  Digimarc shall make every reasonable effort to reassign staff and otherwise to mitigate the increased costs associated with such a delay.  If the delay is due to a force majeure event, such costs shall be borne equally by BIS and Digimarc.  If any additional costs to be borne by BIS would lead to the [**] otherwise contemplated by this Agreement being exceeded, Digimarc will reasonably promptly notify the DLA Contract Authority of such and BIS will either approve of costs beyond the [**] and/or request a change to the Work under clause 6.  Such a change request under clause 6 will ask Digimarc to stay within the [**] and to describe the effect the costs and delay under this

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clause 5.3 will have on the applicable [**] Plans or Statements of Work. If after Digimarc describes the effect the costs and delay under this clause 5.3 will have on the applicable [**] Plans or Statements of Work, the DLA Contract Authority requests such a change, Digimarc will implement such change in [**] Plans and Statements of Work so that Digimarc remains within the [**] limitations.  This clause 5.3 sets forth Digimarc’s only remedy for a delay by BIS in complying with any such obligation.

6.                                    CHANGES TO THE WORK

Clause 6 shall be replaced as follows:

6.1                               BIS or Digimarc may request, a change to the Statements of Work or the [**] Plans (as defined in the [**] Agreement) from time to time by submitting a request in writing to the other party’s Project Manager. Such changes directed by BIS may include allocating development personnel other than the Project Manager to provide Services under the [**] Agreement in accordance with clause 4.6 of the [**] Agreement.  Any such request will indicate the nature of the new work to be performed, and indicate the desired number and optimum skill set of the personnel to be redirected, in a form sufficient for Digimarc to investigate the effect of the change.

6.2                               On making such a change request or within three (3) Business Days after receiving a change request from the DLA Project Manager, Digimarc shall inform the DLA Project Manager of the amount, if any, which Digimarc intends to invoice BIS to investigate the effect the change will have on the applicable [**] Plans or Statements of Work and the [**] for the applicable [**] Plans or Statements of Work.

6.3                               Within ten (10) Business Days after receiving the written authorization of the DLA Project Manager to conduct the investigation of a change, or such longer period as may be authorized by the DLA Project Manager, Digimarc shall report to the DLA Project Manager, in writing, on the results of the investigation.

6.4                               Within ten (10) Business Days after the DLA Project Manager receives the report, the DLA Contract Authority shall, on behalf of BIS, notify Digimarc whether or not BIS authorizes the change.  Any authorized change will include an amendment to the Statement of Work and the associated [**] Plans to properly state the new obligations of Digimarc.

6.5                               Digimarc shall not implement any change to the Work until the change is authorized in writing by the DLA Contract Authority on behalf of BIS.  Digimarc shall implement any change directed and authorized by BIS pursuant to clause 6.4 provided: i) the change is technically feasible and is within the capabilities of Digimarc; ii) the costs associated with such change identified by Digimarc in its investigation report and approved by BIS as part of the approval of the change are borne by BIS (such costs may be over and above the Phase [**] or the Phase [**]); and iii) Digimarc is given

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commensurate relief in the manner and to the extent as specified in the authorized change from prior commitments under the Statements of Work and/or the [**] Plans.

6.6                               Pending receipt of a written authorization from the DLA Contract Authority, on behalf of BIS, Digimarc shall proceed with the Work in accordance with this Agreement.

8.                                    INTELLECTUAL PROPERTY MATTERS

Clause 8.4, 8.6, 8.8 and 8.9 shall be replaced as follows:

8.4                               Digimarc hereby grants to BIS, effective upon the date specified in clause 8.5, the [**] the Digimarc Technology and the Project Technology, and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and to sublicense the use of the Digimarc Technology and the Project Technology and such Improvements and Technical Information to other Persons, for the purposes of [**] the System and any such component thereof, and making the System and any component available to others solely for the [**]  On the effective date of the grant of the license referred to above, BIS [**] copy and use the Escrowed Materials for the purpose of exercising all rights granted under the license and the Escrow Agent shall be deemed authorized to release the Escrowed Materials to BIS.  The expressions [**] as used in this clause 8.4, shall be deemed to refer to [**]  The [**] by clause 8.4 applies to Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements existing on or before December 31, [**].  Digimarc acknowledges that in accordance with clause 8.5, the [**] herein is effective as of 15 November [**].

8.6                               Digimarc hereby grants to BIS, effective on the date specified in this clause, the [**] the Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and to sublicense the use of the Digimarc Technology, the Project Technology and such Improvements and Technical Information to other Persons, for the sole purpose of [**], solely for [**]  This license shall take effect on written request by the DLA Contract Authority at any time following the later of the date on which the license referred to in 8.4 takes effect and the date on which BIS pays Digimarc [**].  The license of clause 8.6 applies to Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements existing on or before December 31, [**].

8.8                               From time to time during the Term, on no less than five (5) Business Days prior written notice by the DLA Project Manager, Digimarc shall, at Digimarc’s premises, present representatives of the Escrow Agent with all the material, in any form, in

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Digimarc’s possession or control which contains or describes the Technical Information pertaining to the Digimarc Technology and the Project Technology.  The representatives may identify any or all of such material and Digimarc shall arrange, at the expense of BIS, for a complete, accurate and up-to-date copy of the selected material to be made and sent to the Escrow Agent within five (5) Business Days of the selection being made for deposit under the terms of the Escrow Agreement.

8.9                               If so requested by the BIS, within twenty (20) Business Days after the end of each calendar quarter during each Phase, Digimarc shall update the Escrowed Material in the possession of the Escrow Agent to reflect all Improvements to the CDS Technology and [**] Updates made by or at the request of Digimarc during that quarter.

Add new clauses to clause 8 as follows:

8.17                         Digimarc hereby confirms and agrees that a) the [**] to BIS by clause 8.4 applies, effective upon the date specified in clause 8.18, to Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, created between January 1, [**] and the earlier of the completion of the Phase [**] Work and the termination of this Agreement; and b) the expressions [**] as used in clause 8.4, shall be deemed to include [**]

8.18                         The [**] described in clause 8.17 shall take effect in respect of each specific item of Digimarc Technology, Project Technology or Improvements thereto, or Technical Information pertaining to the Digimarc Technology, the Project Technology or such Improvements created between 1 January, [**] and the earlier of the completion of the Phase [**] Work and the termination of this Agreement on the earliest of:

a)                                    the date on which both the [**] referred to in clause 8.4 takes effect and BIS pays Digimarc all sums properly due to Digimarc under this Agreement for the development of that specific item;

b)                                   sixty (60) days following the effective date of termination of this Agreement by BIS in accordance with the provisions of clause 15.2 (a), (b), (d) or (e) unless Digimarc demonstrates within such sixty (60) day period that, notwithstanding the occurrence of the events giving rise to the termination, Digimarc is willing and able to comply with its obligations under the Agreement; or

c)                                    the effective date of termination of this Agreement by BIS in accordance with the provisions of clauses 15.2(c), 15.2 (f), 15.2(g) or 15.3.

8.19                         Digimarc hereby confirms and agrees that any [**] to BIS pursuant to clause 8.6 applies, without any additional payments over and above that in clauses 8.6 and 8.18, to Digimarc Technology and the Project Technology and all Improvements thereto, and the

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Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements created between January 1, [**] and the earlier of the completion of the Phase [**] Work and the termination of this Agreement. The [**] confirmed by this clause 8.19 is effective when both the [**] under clauses 8.6 and 8.17 take effect.

8.20                         Notwithstanding any other provision of this Agreement to the contrary, BIS’ right to acquire the [**] described in clause 8.17 by payments as described in clause 8.18(a) shall survive termination of this Agreement by BIS in accordance with the provisions of clause 15.2 (a), (b), (d) or (e) and be exercisable at any time during a period of sixty (60) days following such termination.

10.                             REPRESENTATIONS AND WARRANTIES OF DIGIMARC

Sub-clause (g) of clause 10.1 shall be replaced as follows:

(g)                               for greater certainty, with the exception of the [**], neither the Project Technology, the Digimarc Technology or Improvements thereon or the Technical Information pertaining to the Project Technology, the Digimarc Technology or such Improvements infringe any Intellectual Property Right of any person.

11.                               REPRESENTATIONS AND WARRANTIES OF THE BIS

Sub-clauses (b) and (d) of clause 11.1 shall be replaced as follows:

(b)                               this Agreement when executed and delivered by BIS shall constitute a valid, binding and enforceable obligation of BIS.  With regard to the obligations under the Third Amendment, this representation will be subject to clause 2.25 of the Third Amendment;

(d)                               from and after the date on which BIS gets access to the Escrowed Materials (the “Release Date”) as provided by clauses 8.4, 8.6, 8.17 and 8.19 above until the last day of the Term, every [**]which BIS develops, permits, or causes to be developed using the Escrowed Materials for incorporation into any Device will be capable of [**] with the same or better performance [**] than the version of the [**] last accepted by BIS possessed on the Release Date on which BIS gets access to the Escrowed Materials.

12.                             CONFIDENTIALITY

Clauses 12.4, 12.7, 12.9 and 12.11 shall be replaced as follows:

12.4                         A Recipient may, on a need to know basis, and only for the purposes described in clause 12.1, give the other party’s Confidential Information to the Recipient’s employees, authorized subcontractors or representatives provided that such employee, subcontractor

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or representative shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms requiring at least [**] years of confidentiality from the date of disclosure of such Confidential Information but that are in all other respects materially similar to the provisions of this clause 12.  For greater certainty, BIS’ representatives shall include the DLA Contract Authority, the DLA Project Manager and all representatives of members of [**].

12.7                         The BIS Technology, the Other BIS Technology, and solely for the purposes of clause 12 the [**] insofar as it pertains to [**], and the Technical Information which pertains solely to the BIS Technology and the Other BIS Technology and those aspects of the [**], including any [**] which is or may be used [**] by any Licensed [**], shall be deemed to be the Confidential Information of BIS.  Digimarc may disclose such Confidential Information to a person to whom Digimarc has granted a license pursuant to clause 9.2 or 9.3 but only if:

a)                                    Digimarc can demonstrate to the reasonable satisfaction of BIS that disclosure is necessary to enable Digimarc to grant the license under clause 9.2 or 9.3; and

b)                                   such person enters into a non-disclosure agreement in respect of such Confidential Information in favour of BIS on terms requiring at least [**] years of confidentiality from the date of disclosure of such Confidential Information but that are in all other respects materially similar to the provisions of this clause 12.

12.9                         BIS shall not reverse-engineer, disassemble, or decompile any Digimarc software forming part of the CDS, [**] (except to the extent that any such activity is reasonably necessary to permit BIS to exercise its licence rights under clauses 8.4, 8.6, 8.17 and 8.19 of this Agreement or BIS’ right to do so may not be contractually restricted under applicable law), and shall contractually ensure that any other Person to whom BIS provides [**] shall be similarly obliged.

12.11                   General attributes of the CDS may be disclosed in connection with promotion of the CDS to the [**], and to customers or prospects in related markets; information relating to the [**] Technology and the [**] may be disclosed to [**] and vendors of [**] subject to a nondisclosure agreement on terms requiring at least [**] years of confidentiality from the date of disclosure of such Confidential Information but that are in all other respects materially similar to the provisions of this clause 12, but in all such cases Digimarc shall not disclose any information relating to the [**].  The existence and terms of this Agreement may be disclosed to the parties’ professional advisors, to members of the [**], and to Digimarc’s present shareholders, institutional and corporate investors, and commercial and investment bankers, who have a reasonable need to know such information subject to a non-disclosure agreement.

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13.                               AUDIT AND INSPECTION

                                                Clause 13.1 shall be replaced as follows:

                                                13.1                           BIS, or its duly authorised representatives, may from time to time, without notice, at its own expense, conduct an audit or inspection during normal business hours to verify Digimarc’s compliance with its obligations under this Agreement.  Digimarc shall facilitate such audit activities by providing access to its premises, as well as any books, records, and other information relating to this Agreement and the Work as may be reasonably requested by BIS.  BIS shall promptly advise Digimarc in writing of the results of any audit.  If BIS exercises this right more frequently than twice in each calendar year, BIS shall reimburse Digimarc’s reasonable costs related thereto which costs are in addition to the [**] otherwise contemplated by this Agreement except in the case where the exercise of such right is reasonably required to follow-up on a non-compliance detected during a previous audit or inspection.

14.                               DISPUTE RESOLUTION

                                                Clause 14.2 shall be replaced as follows:

                                                14.2                           Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Work shall continue during the arbitration proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular Work or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, BIS may at its sole discretion instruct Digimarc to continue the performance of that Work, and Digimarc shall act in accordance with those instructions, subject to payment in accordance with this Agreement.

15.                               TERM AND TERMINATION

                                                Clauses 15.6 and 15.7 shall be replaced as follows:

                                                15.6                           Termination of this Agreement by BIS for any reason in accordance with the provisions of this clause 15 shall not affect any license granted by Digimarc pursuant to clauses 2.8, 2.9, 8.4, 8.6, 8.17 or 8.19 above.

                                                15.7                           On termination of this Agreement by Digimarc or BIS for any reason, Digimarc shall within fifteen (15) Business Days deliver to the Escrow Agent all Work in progress done up to the effective date of termination, including all Technical Information relating to such Work, and all Technical Information pertaining to the Digimarc Technology or the Project Technology which has not previously been deposited with the Escrow Agent and issue to the DLA Contract Authority a certificate signed by an officer of Digimarc that it has fully complied with this obligation.  Digimarc shall be entitled to charge BIS for its reasonable costs in providing such assistance calculated in accordance with the Allowable Costs.

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18.                               NOTICES

                                                Clause 18.2 shall be replaced as follows:

18.2                           Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Scott Carr	or	Mr. William Y. Conwell
Vice President and General Manager,
Government and Bank Programs		Vice President, Intellectual Property
Digimarc Corporation		Digimarc Corporation
19801 SW 72nd Avenue		19801 SW 72nd Avenue
Suite 100		Suite 100
Tualatin, Oregon 97062 USA		Tualatin, Oregon 97062 USA
FAX: (503) 885-9880		FAX: (503) 885-9880

19.                               MISCELLANEOUS PROVISIONS

                                                Clause 19.15 shall be replaced as follows:

                                                19.15                     Survival.                                                All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions set out in clauses 2.5, 3.6-3.10 inclusive, 3.12-3.18 inclusive, 3.20, 3.21, 8.4, 8.5, 8.6, 8.8, 8.11-8.20 inclusive, 9.1, 9.2, 9.3, 9.7, 10, 11, 12, 13, 14, 16, 18 and 19 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Third Amendment has been executed and delivered by the parties hereto as of the date of the last signature below.

BANK FOR INTERNATIONAL SETTLEMENTS

Signature		Signature
Name:		Name:
Title:		Title:
Date		Date

DIGIMARC CORPORATION

Signature
Name:	Paul Gifford
Title:	President
Date

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AMENDMENT NUMBER FOUR TO THE COUNTERFEIT DETERRENCE SYSTEM
DEVELOPMENT AND LICENSE AGREEMENT

This is the fourth Amendment to the Counterfeit Deterrence System Development and License Agreement (the “Fourth Amendment”) made by and between

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 9405 SW Gemini Drive, Beaverton, Oregon, U.S.A.  97008 (“Digimarc”)

and

BANK FOR INTERNATIONAL SETTLEMENTS, created pursuant to the Hague Agreements of January, 1930, having its head office at Centralbahnplatz 2, CH-4051 Basel, Switzerland (“BIS”)

Recitals

                                                Effective 1 January [**], the above-identified parties entered into an agreement entitled the “Counterfeit Deterrence System Development and License Agreement” (hereinafter, “the Agreement”).

                                                On 14 March [**], 28 December [**] and 1 January [**], the parties entered into Amendments to the Agreement (hereinafter, First, Second and Third Amendments).

                                                In consideration of the promises and covenants set out in this Fourth Amendment, in the Agreement, in the First, Second and Third Amendments and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree that the Agreement as previously amended will be further amended with effect from 1 January [**], with the exception of Schedule W, effective from 1 January [**]:

1.                                      DEFINITIONS AND PRINCIPLES OF INTERPRETATION

The following definitions in clause 1.1 shall be deleted and replaced as follows:

“BIS Technology” means that technology, if any, from the technology described in Schedule “F” in respect of which from time to time during Phases [**] of this Agreement and Phases [**] as defined in the [**] Agreement after discussion between the CDS Project Director and the Digimarc Project Director, BIS offers, and Digimarc accepts in writing, a [**] on the [**] in clause 8.2 to use, design or implement the CDS and all Intellectual Property Rights in that [**];

“Digimarc Contract Authority” means Digimarc’s President or the President, Digimarc Watermarking Solutions;

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“Improvement” means any change in the CDS Technology or the Technical Information made by or at the direction of Digimarc after [**] which enhances, whether by improvement, enhancement, correction, addition or otherwise, the properties, characteristics or manufacture of the CDS including, for greater certainty, the [**] and the [**], and any change to the CDS, the CDS Technology, the [**] Technology and/or the [**] made by or at the direction of Digimarc or any [**] in connection with the [**] of the CDS by any [**] that Digimarc has rights in, including customization, improvements, enhancements, corrections, and changes to the [**] so that it can interface properly to a [**];

“Phase” means Phase [**] of this Agreement as the case requires, adjusted if required by any period added pursuant to clause 5.3 or other changes to the Services authorized pursuant to clause 6 below;

“Security Purpose” means the purpose of [**]; and

“Statement of Work” means the Statement of Work set out in Schedules B, C, D, V or W as applicable, or the Statements of Work developed for Phases [**] in accordance with the Planning Process set forth in Section 2.

The following terms in clause 1.1 shall be renamed and redefined as follows:

Delete “Digimarc Project Manager” and replace with “Digimarc Project Director” means the project director appointed by the Digimarc Contract Authority in accordance with clause 4.2.;

Delete “DLA Contract Authority” and replace with “[**] Contract Authority” means the Contract Authority designated by BIS in writing to Digimarc from time to time;

Delete “DLA Project Manager” and replace with “[**] Project Director” means the project director appointed by the [**] Contract Authority from time to time on notice to the Digimarc Contract Authority who shall also serve as the person primarily responsible to conduct inspections on behalf of BIS;

Delete “Project Manager” and replace with “Project Director” means either the [**] or Digimarc Project Director, as the context requires;

Delete “[**]” and replace with “[**]” means a committee of representatives from various [**] called “[**]”, previously known as “[**]”; and

Delete “Work” and replace with “Services” means the services required to be performed by Digimarc as authorized by BIS in the Planning Process set out in Section 2.  Digimarc shall provide all development, maintenance and [**] services related to the

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CDS, including (a) acting as [**] the BIS; (b) any tasks required to be performed to complete and deliver the [**] (c) any task to be performed by Digimarc for and any item to be delivered by Digimarc to [**] as such tasks and items are identified in the [**] Plan for that [**]; and (d) other services reasonably necessary to comply with its obligations under this Agreement.

Add new definitions to clause 1.1 as follows:

“[**] means the [**] established by the [**] Contract Authority and that is responsible for the oversight of the overall relationship between BIS and Digimarc and for the key day-to-day contract management;

[**]

“Dependancy” means any of the following dependencies of Digimarc on [**] and such [**] employees, agents, representatives and subcontractors:

(a)                                  performing a task upon which Digimarc’s performance of any part of the Services is dependent;

(b)                                 timely providing to Digimarc the relevant technical information, [**];

(c)                                  timely returning/negotiating [**], documents of understanding as necessary to protect Digimarc or BIS intellectual property;

(d)                                 having attendance of the relevant [**] employees or consultants at key briefings and review meetings;

(e)                                  maintaining/not materially changing planned [**];

(f)                                    not materially altering their [**]; or

(g)                                 such dependencies as are expressly identified in the [**] may be revised;

“[**] Agreement” means that [**] Agreement effective as of 1 January [**] between BIS and Digimarc;

“[**] Personnel” means any officer, employee, permitted agent or subcontractor assigned by Digimarc to perform any part of the Services required under a [**]

“[**]

“[**] Problem Report” means a report of a [**] problem addressing as many of the topics specified in Schedule “BB” as are relevant to a reasonable understanding of the problem;

“Key [**] Personnel” means those [**] Personnel identified in Schedule AA;

“Phase [**]” means the period from 1 January 2004 to 31 December 2008;

“Phase [**]” means the period from 1 January 2009 to 31 December 2011;

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“Phase [**]” means the period from 1 January 2012 to 31 December 2014;

“Planning Process” means the process set forth in Section 2 of this Agreement by which [**] and Digimarc will develop Program Work Plans, Statements of Work for Phases [**] and [**] Plans;

“[**]” means the [**]; and

“Program Work Plan” means a two-year plan developed pursuant to Section 2.26 with an estimated budget for each of the two years, approved tasks for the first year and anticipated tasks for the second year.

Section 1.2                                   Interpretation

Clause 1.2.5 shall be replaced with:

1.2.5.                     unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

a)                                      the Amendments to the Agreement with the Fourth Amendment supplementing the Third Amendment and the Third Amendment supplementing the Second Amendment and the Second Amendment supplementing the First Amendment;

b)                                     the other terms of this Agreement, excluding Schedules;

c)                                      the Schedules excluding the [**] Plans;

d)                                     as between the delivery schedules forming part of a Statement of Work, and other provisions of such Statement of Work, the delivery schedules shall take precedence;

e)                                      the [**] Plans except that as between the delivery schedules, if any, forming part of a [**] Plan and other provisions of such plan, the delivery schedules shall take precedence.

Replace clause 1.2.9 as follows:

                        (a)  When a definition or clause in this Agreement is described in the Fourth Amendment as a replacement, the definition or clause in this Fourth Amendment replaces the previous definition or clause in the Agreement.  When a new definition or clause is presented in this Fourth Amendment, the new definition or clause is considered added to and incorporated into the Agreement.

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(b)  The changes in this Fourth Amendment are referenced by the clauses as they appear in the Agreement and such changes shall not apply to the interpretation of any part of the Agreement relating to any events, acts or omissions occurring prior to 1 January [**] unless such events, acts or omissions are relevant to any event, act or omission occurring on and after that date.  Unless expressly modified, superseded or replaced by this Fourth Amendment, each term of the Agreement as amended by the First, Second or Third Amendment remains in full force and effect.

1.3                               Applicable Law

Clause 1.3 shall be replaced as follows:

1.3                                 This Agreement and all amendments thereto shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4                               Schedules

                                                In clause 1.4,

Replace Schedules G, H, I, K-1, K-2, L-1, L-2, N, S and W, as attached; and

Add the following new schedules:

Schedule Y, described as [**] Plan;

Schedule Z, described as [**] Team;

Schedule AA, described as [**] Personnel;

Schedule BB, described as [**] Problem Report; and

Schedule CC, described as Project Indicators.

The parties agree that the above-identified replacement document Schedules G, H, I, K-1, K-2, L-1, L-2, N, S and W supersede the corresponding documents referenced in clause 1.4 of the Agreement and such replacement Schedules together with the new Schedules Y, Z, AA, BB and CC are, by this reference, made an integral part of the Agreement.

2.                                      SCOPE AND DURATION OF THE SERVICES

                                                Clause 2.15 shall be replaced as follows:

2.15                           Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement.  [**], [**]

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Add new clauses to clause 2 as follows:

2.26                           BIS and Digimarc have agreed that Digimarc shall provide the Services for Phases [**] as stated in the Statements of Work and [**] Plans developed in accordance with the Planning Process set forth herein.  The [**] and Digimarc shall hold planning meetings in each June and December during the then-current phase to review the scope and status of current and planned projects under the Statement of Work and the current and proposed [**] Plans, relative to the timing schedule and expenditures and budgets and to establish the Statement of Work and revised or new [**] Plans for subsequent periods.  Prior to these meetings, the [**] and Digimarc shall exchange such information as is reasonably necessary to enable the parties to conduct an informed evaluation.  In addition, the [**] and Digimarc shall meet approximately two months in advance of each planning meeting to discuss [**] and similar issues related to the development, [**] the CDS.  At this preparation meeting the parties shall also discuss the project indicators, in accordance with the process set out in Schedule CC.  The Statement of Work and revised or new [**] Plans for the next calendar year shall be finalized at the June meeting, except that the Statement of Work and [**] Plans for [**] and the [**] for [**] shall be finalized by May 12, [**].  The [**] and tentative Statement of Work and [**] Plans for the year following the next year shall be set at the December meeting.  Services may be added and/or priorities changed, and resources and priorities may be shifted between tasks following a process to be agreed to between the [**] and Digimarc.  Digimarc shall not exceed the [**] for a given calendar year without the written approval of the BIS.  At each planning meeting, the planned tasks and associated estimated budget shall be set for an additional six months to create an updated Program Work Plan.  The [**] and Digimarc shall present the agreed-upon Statement of Work and revised or new [**] Plans to the [**] for approval.  The [**] Contract Authority shall notify Digimarc in writing of the [**] approval of the Statement of Work and revised or new [**] Plans.

2.27                           The parties shall, unless otherwise agreed, prepare a specific [**] plan for a [**] following the [**] of Schedule Y.  Digimarc undertakes and represents that each [**] Plan and every revision thereto prepared by Digimarc shall be prepared with all due care and diligence and that as of the date of the applicable June or December planning meeting, Digimarc shall not be aware of any matters within its reasonable control which might or will adversely affect its ability to perform the Services described in that [**] Plan or revised [**] Plan and other existing approved [**] Plans.

2.28                           In the event that the [**] and Digimarc are unable to mutually agree on the pricing of a given task(s) proposed in a Statement of Work or [**] Plan, the matter will be escalated as follows:  (1) to the [**] Project Director and the President of Digimarc Watermarking Solutions, (2) to the [**] and the President of Digimarc Corporation, and (3) ultimately to an agreed upon third party expert who is qualified by education and training to pass upon the particular matter to be decided.  The dispute resolution process

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provided for in this clause 2.28 is non-binding.  If the parties do not accept the expert’s decision, either party may initiate the arbitration process in accordance with Clause 14.

2.29  Phase [**] shall commence on 1 January 2009 unless BIS notifies Digimarc in writing on or before 31 December 2007 that it is not exercising its option for Phase [**] or unless Phase [**] is terminated prior to 31 December 2008.  Assuming that BIS exercises its option for Phase [**] Phase [**] shall commence on 1 January 2012 unless BIS notifies Digimarc in writing on or before 31 December 2010 that it is not exercising its option for Phase [**] or unless Phase [**] is terminated prior to 31 December 2011.

2.30  BIS may terminate for convenience without cause the Services being performed in any of Phases [**] if and only if BIS determines to cease development and [**] the CDS.  Termination shall be effective on the last day of the calendar year in which BIS gives written notice of such termination to Digimarc, provided that Digimarc receives that notice on or before June 30 of that year.

2.31  In the event of a termination for convenience without cause, BIS shall pay Digimarc all of its actual and reasonable termination costs, including third party contract termination costs, employee re-deployment or termination costs, undepreciated capital costs of assets purchased exclusively for the project, and accounting, legal and travel costs associated with termination and termination negotiation (“Termination Costs”).  Actual and reasonable termination costs shall be capped [**].  Digimarc shall use commercially reasonable efforts to mitigate all Termination Costs.  BIS shall also pay Digimarc an amount equal to [**].  [**] BIS exercises its termination for convenience without cause option during the last year of a phase, the “remaining years” of that phase will mean the number of years in the follow-on phase.

2.32.                        Digimarc agrees to make Key [**] Personnel and/or other suitably skilled and experienced personnel available as mutually agreed between BIS and Digimarc to provide assistance as part of any termination transition plan that is agreed to three months prior to the date of termination of Services.  Alternatively, at the request of the [**] Project Director, Digimarc agrees for a period of up to six months after termination of Services for any reason except for breach by BIS under clause 15.3 to make Key [**] Personnel and/or other suitably skilled and experienced personnel, at Digimarc’s reasonable discretion and acceptable to BIS[**] available to render to BIS, or any third party designated by BIS, all reasonable assistance. BIS agrees to pay for such assistance provided prior to the termination date at the then-current DLA Labor Rates and for such assistance provided after the termination date at the then-current labor rates charged to Digimarc Watermarking Solutions’s most favored customers, excluding the BIS and inter-company transfers, and for Expenses as allowed in accordance with the Allowable Costs.

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2.33                           The Term will continue notwithstanding that BIS may elect not to exercise its option for Phase [**] or Phase [**] or that it may terminate for convenience without cause the Services being provided by Digimarc under Phases [**]

2.34                           This Fourth Amendment is conditional upon execution of an Amendment to the [**] between the BIS and the requisite [**].  After execution of this Fourth Amendment by the BIS and Digimarc, the BIS shall proceed with reasonable diligence to have the Amendment to the [**] fully executed.  When the Amendment to the [**] is fully executed, the BIS shall so notify Digimarc that the condition of this clause 2.34 has been removed from this Fourth Amendment.

3.                                      PRICE AND PAYMENT

Replace clause 3.7 as follows:

3.7                                 For a period commencing on the Effective Date and ending on the date [**] following the last date on which Digimarc issues an invoice to BIS for Allowable Costs, Digimarc shall maintain proper, up-to-date, accurate and complete books, records and other documentation substantiating the Allowable Costs invoiced under this Agreement including time sheets showing the hours spent on each task which forms part of the Services and receipts for all Expenses (as defined in Schedule I).  Digimarc shall produce such books, records and documentation to BIS or its representatives for inspection and copying at Digimarc’s premises (with the right to take such copies from Digimarc’s premises as long as Digimarc is notified in writing what copies are removed from Digimarc’s premises and the copies are handled by BIS or its representative in accordance with BIS’s confidentiality obligations under clause 12) at all reasonable times on request by [**] Project Director.

Add new clauses to clause 3 as follows:

3.22                           Subject to the limits set out in this Agreement and unless otherwise expressly set out herein, BIS shall reimburse Digimarc for all the Allowable Costs reasonably and properly incurred by Digimarc during each calendar month to perform the Phase [**] Services, Phase [**] Services (if any), Phase [**] Services (if any) and other Services authorized by BIS in writing.  Digimarc shall invoice BIS monthly in arrears for such Allowable Costs.  Each invoice shall specify the Expenses incurred and the time spent by the staff and sub-contractors of Digimarc in performing the Services, including time spent by [**] Personnel, and shall give a breakdown of the Allowable Costs, including a breakdown in respect of each [**] Plan, in the form attached as Schedule S.

3.23                           If BIS terminates this Agreement in accordance with Clause 15, Digimarc shall be reimbursed for all Services performed through the date of termination and for any transition services provided after the date of termination in accordance with Clause 2.32.  For greater certainty, BIS’s obligation to pay the [**] for a given year (as determined in

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accordance with the Planning Process) is subject to Digimarc having performed all of its obligations under this Agreement relating to the performance of Services.

4.                                      PROJECT MANAGEMENT

                                                Replace Section 4 as follows:

4.1                                 The [**] Project Director shall be responsible for coordinating fulfillment by BIS of its obligations under this Agreement including the provision of all the general information about [**] that Digimarc may reasonably require in order to perform its obligations under this Agreement and directing Digimarc in respect of prioritizing effort and timing of Services in relation to any [**] in accordance with the agreed upon [**] Plans and changes thereto.  The [**] Project Director shall have no authority to amend this Agreement, approve payments or approve or accept Deliverables or other Services or proposals on behalf of BIS, all of which action shall be within the exclusive authority of the BIS.

4.2                                 Digimarc shall designate a responsible individual with adequate authority and competence as the Digimarc Project Director.  The Digimarc Project Director shall be responsible for coordinating the performance of the Services by Digimarc including serving as project leader and primary interface with BIS but shall have no authority to agree to an amendment of this Agreement on behalf of Digimarc which action shall be within the exclusive authority of the Digimarc Contract Authority.

4.3                                 Either party’s Project Director or Contract Authority may from time to time appoint one or more persons to represent him or her on prior written notice to the other party’s Project Director or Contract Authority.

4.4                                 Digimarc shall maintain throughout Phases [**] (unless BIS terminates for convenience without cause the Services being performed by Digimarc or elects not to exercise its option for Phases [**]) the [**] Team as defined in Schedule Z comprising the Key [**] Personnel and other persons who have the qualifications, expertise and experience reasonably necessary to perform the tasks and roles of the members of the [**] Team specified in Schedule Z.

4.5                                 Digimarc acknowledges that it is important to BIS that BIS has the flexibility, at the discretion of BIS, to maximize the use of the combined resource pool of personnel allocated by Digimarc to development and [**] Services.  Accordingly, as directed by the [**] Project Director in accordance with the procedures set out in clause 6, Digimarc shall: (a) increase the number of [**] Personnel assigned by Digimarc to perform the Services beyond the number of the [**] Team or to subsequently reduce the [**] Personnel back to the level of the [**] Team; and/or (b) assign those [**] Personnel who have the necessary skills to development Services or vice versa.

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4.6                                 The names of the Key [**] Personnel approved by the [**] Contract Authority are set out in Schedule AA.  If it becomes necessary for Digimarc to provide substitute or add Key [**] Personnel for any reason, the [**] Contract Authority must approve such Key [**] Personnel in advance, which approval shall not be unreasonably withheld.

4.7                                 Digimarc shall not, without first obtaining the written consent of the [**] Contract Authority, which consent shall not be unreasonably withheld, remove or replace:

(a)                                  any employee of Digimarc or its authorized subcontractors assigned to do any part of the Services if the employee or subcontractor is critical to completion of the Services by Digimarc in accordance with this Agreement or the applicable [**] Plan.  “Critical” means that the applicable Services cannot be completed by Digimarc without such person; or

(b)                                 its Project Director.

4.8                                 Digimarc shall replace within a reasonable time under the circumstances any of its employees or authorized subcontractors engaged in fulfilling its obligations under this Agreement, including its Project Director, whose removal is required by the [**] Contract Authority, provided that the [**] Contract Authority specifies reasonable cause for such removal in writing.  With respect to [**] Personnel, Digimarc shall, at Digimarc’s cost, train the replacement personnel about the job specifics so the replacement personnel shall be able to perform the Services in a manner substantially equal to the replaced [**] Personnel at the particular state the Services had reached when the personnel change occurred.

4.9                                 Digimarc undertakes that all personnel assigned to do the Services shall be employees of Digimarc unless it provides reasonable prior written notice of its intent to use a specific subcontractor.  The [**] Project Director shall have the right to approve all subcontractors, which approval shall not be unreasonably withheld.  Digimarc undertakes that it shall obtain from each subcontractor prior to permitting that subcontractor to do any part of the Services a written undertaking that all Intellectual Property Rights in any work developed by that subcontractor while providing the Services shall vest absolutely in Digimarc upon the date of creation.  Digimarc shall remain responsible for any obligations which are performed by a subcontractor and for the conduct of subcontractors as if they were the acts or omissions of Digimarc.

4.10                           Digimarc shall report on progress of the Services and conduct progress reviews in accordance with the provisions of Schedule “N”.

4.11                           In the event that it becomes evident to either party’s Project Director that a failure or delay by either party to perform in accordance with its obligations under this Agreement will result in a material impact on the completion of the Services in accordance with the applicable Statement of Work or [**] Plan, then the relevant Project

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Director shall immediately bring the issue to the attention of the other party’s Project Director.

5.                                      RESPONSIBILITIES OF BIS

Clauses 5.1 and 5.3 shall be replaced as follows:

5.1                                 BIS shall perform all tasks assigned to it in a Statement of Work or an applicable [**] Plan by the dates set out therein (herein referred to as the BIS Tasks), provided that if the BIS Task is required in relation to a [**] Plan, Digimarc has provided the [**] Contract Authority with reasonable notice that there is a Digimarc action that is dependent on that BIS Task.

5.3                                 If BIS is delayed in complying with any of its obligations under clauses 5.1 or 5.2 for any reason not attributable to Digimarc, and such delay will cause a delay in the completion and delivery by Digimarc of any Services, then Digimarc shall reasonably promptly advise the [**] Project Director of the impact of the delay.  The time for completion of the Services and all subsequent Services dependent thereon, shall then be extended automatically by one day for each day of delay by BIS or such other period as may be agreed in writing between the parties’ respective Contract Authorities.  If Digimarc suffers increased costs by reason of such delay, other than a delay due to a force majeure event (as defined in clause 17.1), such costs reasonably and necessarily incurred by Digimarc shall be borne by BIS.  Digimarc shall make every reasonable effort to reassign staff and otherwise to mitigate the increased costs associated with such a delay.  If the delay is due to a force majeure event, such costs shall be borne equally by BIS and Digimarc.  If there are any additional costs to be borne by BIS otherwise than as agreed under clause 2 of this Agreement, Digimarc shall reasonably promptly notify the [**] Contract Authority of such and BIS shall either approve of such costs and/or request a change to the Services under clause 6.  Such a change request will ask Digimarc to describe the effect the costs and delay under this clause 5.3 will have on the applicable [**] Plans or Statements of Work.  If after Digimarc describes the effect the costs and delay under this clause 5.3 will have on the applicable [**] Plans or Statements of Work, the [**] Contract Authority requests such a change, Digimarc shall implement such change in [**] Plans and Statements of Work so that Digimarc remains within the previously approved budget.  This clause 5.3 sets forth Digimarc’s only remedy for a delay by BIS in complying with any such obligation.

6.                                      CHANGES TO THE SERVICES

Clause 6.1 shall be replaced as follows:

6.1                                 BIS or Digimarc may request a change to the Statements of Work or the [**] Plans from time to time by submitting a request in writing to the other party’s Project Director.  Such changes directed by BIS may include allocating personnel other than the

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Project Director to provide development and/or [**] Services in accordance with clause 4.5.  Any such request will indicate the nature of the new work to be performed, and indicate the desired number and optimum skill set of the personnel to be redirected, in a form sufficient for Digimarc to investigate the effect of the change.

7.                                      PERFORMANCE OF SERVICES

                                                Add new clauses to clause 7 as follows:

7.3                                 If any part of the [**] Services have not been performed in accordance with this Agreement and Digimarc receives a [**] Problem Report from the [**] Project Director, Digimarc shall at its own cost and expense, without charge to BIS[**] and in the fastest time reasonably practicable, but no later than sixty (60) days after receipt of a [**] Problem Report from the [**] Project Director, ensure, by taking all steps reasonably necessary, that the relevant part of the Services is re-performed or corrected in compliance with this Agreement.

7.4                                 Digimarc shall not be responsible to the extent any failure by Digimarc to perform the Services in accordance with this Agreement is directly attributable to: a) a delay by BIS to perform any BIS Task (as defined in clause 5.1) applicable to the affected part of the Services; b) a Dependancy applicable to the affected part of the Services not being fulfilled by [**]; or c) a force majeure event (as defined in clause 17.1).

8.                                      INTELLECTUAL PROPERTY MATTERS

The following provision shall be added at the end of clause 8.6:

In the event that this Agreement is terminated by BIS under clauses 15.2 or 15.3, [**] in this Section 8.6 shall take effect on the date on which BIS pays Digimarc [**] and agrees to pay Digimarc an additional [**] by January 31 of the following year.  In the event BIS fails to pay [**] by January 31 of the following year, the [**] shall become void ab initio.  Interest shall accrue on the outstanding amount from the date the [**] is effective to and including the day the balance is paid in full [**].

Clauses 8.17, 8.18, 8.19 and 8.20 shall be replaced as follows:

8.17                           Digimarc hereby confirms and agrees that a) [**] to BIS by clause 8.4 applies, effective upon the date specified in clause 8.18, to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, created between January 1, [**] and December 31, [**] and to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, created on an on-

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going basis under any subsequent Statement of Work or [**] Plan approved under clause 2.26; and b) the expressions [**] as used in clause 8.4, shall be deemed to include [**].

8.18                           The [**] in clause 8.17 shall take effect in respect of each specific item of Digimarc Technology, Project Technology or Improvements, or Technical Information pertaining to the Digimarc Technology, the Project Technology or such Improvements created as set out in clause 8.17 on the earliest of:

a)                                      the date on which both [**] to in clause 8.4 takes effect and BIS pays Digimarc all sums properly due to Digimarc under this Agreement for the development of that specific item;

b)                                     sixty (60) days following the effective date of termination of this Agreement by BIS in accordance with the provisions of clause 15.2(a), (b), (d) or (e) unless Digimarc demonstrates within such sixty (60) day period that, notwithstanding the occurrence of the events giving rise to the termination, Digimarc is willing and able to comply with its obligations under the Agreement; or

c)                                      the effective date of termination of this Agreement by BIS in accordance with the provisions of clauses 15.2(c), 15.2(f), 15.2(g) or 15.3 or of termination for convenience without cause of Services under clause 2.30.

8.19                           Digimarc hereby confirms and agrees that any [**] to BIS pursuant to clause 8.6 applies, without any additional payments over and above that in clauses 8.6 and 8.18, to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements created between January 1, [**] and December 31, [**] and to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements created on an on-going basis under any subsequent Statement of Work or [**] Plan approved under clause 2.26.  The [**] by this clause 8.19 is effective when [**] under clauses 8.6 and 8.17 take effect.

8.20                           Notwithstanding any other provision of this Agreement to the contrary, BIS’ right to [**] in clause 8.17 by payments as described in clause 8.18(a) shall survive termination of this Agreement by BIS in accordance with the provisions of clauses 15.2 (a), (b), (d) or (e) or termination for convenience without cause of Services under clause 2.30 and be exercisable at any time during a period of sixty (60) days following such termination.

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Add new clauses to clause 8 as follows:

8.21                           Digimarc hereby [**] BIS, with effect from 1 January [**] the [**] the Digimarc Technology and the Project Technology, and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and [**] the Digimarc Technology and the Project Technology and such Improvements and Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements to other Persons for the purposes of [**], the [**] and any such component thereof, and making the [**] and any component available to others solely for [**].  [**], including [**].  For greater certainty, the uses permitted by this grant are limited to [**]  This grant does not permit any other uses, [**]  The expressions [**] as used in this clause 8.21 shall be deemed to refer to [**].   The [**] by clause 8.21 applies to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements existing on or before December 31, [**], and to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements created on an on-going basis under any subsequent Statement of Work or [**] Plan approved under clause 2.26.   This [**] is in addition to those rights granted in Sections 8.4, 8.6, 8.17 and 8.19 of this Agreement.

8.22                           Digimarc grants to BIS, effective on the date specified in this clause, the [**] the Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and [**] the Digimarc Technology, the Project Technology and such Improvements and Technical Information to other Persons, for the sole purpose of [**] solely for [**].  This grant is subject to the limitations set forth in Clause 8.21.  This [**] shall take effect on written request by the [**] Contract Authority at any time following the later of the date on which the [**] to in 8.21 takes effect and the date on which BIS pays Digimarc the amount as set forth below:

(a)                                  if BIS desires to [**] during the period covered by Phase [**], BIS shall pay an amount to be negotiated by BIS and Digimarc, in addition to the amount to be paid under clause 8.6;

(b)                                 if BIS desires to [**] during the period covered by Phases [**], BIS shall only pay to Digimarc [**] as set out in clause 8.6; or

(c)                                  if BIS desires to [**] at any time after the refusal to perform or other material breach of the Agreement by Digimarc, BIS shall [**] at no cost.

The [**] clause 8.22 applies to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements existing on or before December 31, [**], and to Digimarc Technology and the Project Technology and all Improvements, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements created on an on-going basis under any subsequent Statement of Work or [**] Plan approved under clause 2.26.

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8.23                           BIS hereby grants Digimarc during the term of this Agreement a [**] BIS may have or acquire under clauses 8.4, 8.6, 8.17, 8.19, 8.21 and 8.22 of the Agreement.  This [**] to Digimarc is retroactive to any previously [**] rights from Digimarc to [**] BIS may have or may acquire under clauses 8.4, 8.6, 8.17 and 8.19 of the Agreement.

10.                               REPRESENTATIONS AND WARRANTIES OF DIGIMARC

Add new subclauses to clause 10.1 as follows:

(h)                                 it possesses the necessary skills, knowledge and experience to perform all [**] Services under this Agreement and such [**] Services shall be performed at all times in a timely, cost effective, professional and diligent manner by Digimarc exercising due professional care, skill and competence.  For greater certainty Digimarc shall, and shall ensure that the [**] Personnel shall, employ the standard of care in performing the [**] Services that would be expected of a competent and experienced provider of the same or similar type of [**] Services; and

(i)                                     Digimarc shall ensure that the [**] Personnel are appropriately qualified, skilled, trained and experienced to undertake the [**] Services and tasks assigned to them, and that each of the [**] Personnel shall possess the qualifications and experience which Digimarc has represented them to possess.

11.                               REPRESENTATIONS AND WARRANTIES OF THE BIS

                                                Sub-clause (d) of clause 11.1 shall be replaced as follows:

from and after the date on which BIS gets access to the Escrowed Materials (the “Release Date”) as provided by clauses 8.4, 8.6, 8.17, 8.19, 8.21 and 8.22 above until the last day of the Term, every [**] which BIS develops, permits, or causes to be developed using the Escrowed Materials for incorporation into any Device will be capable of [**]with the same or better performance [**] than the version of the [**] last accepted by BIS possessed on the Release Date on which BIS gets access to the Escrowed Materials.

12.                               CONFIDENTIALITY

Clause 12.9 shall be replaced as follows:

BIS shall not reverse-engineer, disassemble, or decompile any Digimarc software forming part of the CDS, [**] (except to the extent that any such activity is reasonably necessary to permit BIS to exercise its [**] clauses 8.4, 8.6, 8.17, 8.19, 8.21 and 8.22 of this Agreement or BIS’s right to do so may not be contractually restricted under applicable law), and shall contractually assure that any other Person to whom BIS provides [**] shall be similarly obliged.

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Clause 12.11 shall be replaced as follows:

12.11                     General attributes of the CDS may be disclosed in connection with promotion of the CDS to the [**] and [**], and to customers or prospects in related markets; information relating to the [**] Technology and the [**]Technology may be disclosed to [**] and vendors of [**] subject to a nondisclosure agreement on terms requiring at least [**] years of confidentiality from the date of disclosure of such Confidential Information, but that are in all other respects materially similar to the provisions of this clause 12, but in all such cases Digimarc may disclose information relating to the [**] only to Licensed [**] but to no others.  The existence and terms of this Agreement may be disclosed to the parties’ professional advisors, to members of the [**] and to Digimarc’s shareholders, institutional and corporate investors, and commercial and investment bankers, who have a reasonable need to know such information subject to a non-disclosure agreement, or as required by applicable law or regulations.

15.                               TERM AND TERMINATION

Clause 15.6 shall be replaced as follows:

15.6                           Termination of this Agreement by BIS for any reason in accordance with the provisions of this clause 15 or termination for convenience without cause of Services under clause 2.30 shall not affect any license granted by Digimarc pursuant to clauses 2.8, 2.9, 8.4, 8.6, 8.17, 8.19, 8.21 or 8.22 above.

18.                               NOTICES

Clause 18.2 shall be replaced as follows:

18.2                           Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. J. Scott Carr	Mr. Robert Chamness
President, Digimarc Watermarking	Vice President and General Counsel
Solutions	Digimarc Corporation
9405 SW Gemini Drive	9405 SW Gemini Drive
Beaverton, Oregon 97008 USA	Beaverton, Oregon 97008 USA
FAX: (503) 469-4777	FAX: (503) 469-4777

With a copy to:

Digimarc Project Director
Digimarc Corporation
9405 SW Gemini Drive
Beaverton, Oregon 97008 USA
FAX: (503) 469-4777

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Clause 18.3 shall be replaced as follows:

18.3                           Any notice to BIS shall be sent to both of, and any notice from BIS shall be sent by either:

Bank for International Settlements                                                           [**]

With a copy to:

[**]

Clause 18.4 shall be replaced as follows:

18.4                           A party may change its addressee(s) or address(es) for notice by notice to the other party in accordance with the provisions of this clause 18.

19.                               MISCELLANEOUS PROVISIONS

Clause 19.12 shall be replaced as follows:

19.12                     The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the [**] of the CDS.  Each party agrees to submit such releases or announcements for prior approval by the other party if the name of the other party is mentioned, which approval may be withheld by the other party in its sole discretion.  Any Digimarc press releases and public announcements that mention CDS or [**] must be pre-approved by the [**] Project Director.

Clause 19.15 shall be replaced as follows.

19.15                     Survival.  All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions set out in clauses 2.5, 3.6-3.10 inclusive, 3.12-3.18 inclusive, 3.20, 3.21, 8.4, 8.5, 8.6, 8.8, 8.11-8.22 inclusive, 9.1, 9.2, 9.3, 9.7, 10, 11, 12, 13, 14, 16, 18, 19 and 20 of this Agreement shall survive termination of this Agreement by either party for any reason.

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20.                               INTELLECTUAL PROPERTY INDEMNIFICATION [**]

Add new clause 20 as follows:

20.1                           Digimarc hereby undertakes to assume and be responsible for the provision of intellectual property (IP) infringement indemnification in respect of any infringement or alleged infringement of any third party intellectual property rights of any kind (“IP Indemnification”) arising in respect of [**] that Digimarc [**] after January 10, [**].  [**] (a) Digimarc has the right to direct the defense of any infringement and indemnity claim; (b) [**] shall take such actions as are reasonably requested by Digimarc in connection with managing, defending, and settling any claim or demand, including mitigation of damages; (c) to facilitate mitigation or avoid infringement, Digimarc can supply, at its own cost, [**] BIS’ prior approval which shall not be unreasonably withheld; and (d) if [**] BIS [**] as of the date of the notice.

20.2                           Unless otherwise agreed between Digimarc and the [**] Project Director, [**]  Digimarc and the [**] Project Director shall mutually agree on a [**] such agreement not to be unreasonably withheld.

20.3                           [**] Digimarc shall provide indemnification [**] in accordance with its obligations under this Agreement, [**] provided that BIS [**] in accordance with clause [**].

20.4                           In addition to any other BIS [**] obligations in this Agreement and in consideration of Digimarc’s continuing compliance at all times with its obligations under this clause 20, BIS agrees [**] Digimarc for the IP Indemnification [**] subject to [**] in accordance with clause 20.5.  [**].

20.5                           Prior to November 15 [**] that the IP Indemnification of clauses 20.1 and 20.2 [**], the [**] Project Director [**] to Digimarc [**] Digimarc under clause 20.4 in the following contract year [**], or, if a review is conducted as per this clause 20.5, [**]

20.6                           [**] is not included under the provisions of this clause 20.  [**]

20.7                           This clause 20 is not subject to the termination provisions of clause 15, but will continue until terminated in accordance with this clause 20.7.  BIS has the option, at its sole discretion, to terminate the IP Indemnification obligations of Digimarc under this clause 20: (a) at the end of a calendar year and discontinue [**] under this clause 20 as of the end of that same calendar year with written notice by November 15 of that same calendar year; (b) immediately on written notice by BIS if this Agreement is terminated by BIS pursuant to clauses 15.3; or (c) immediately on written notice by BIS if any of the events specified in clauses 15.3 occur after the termination of this Agreement whilst the provisions of this clause 20 are in force.   Digimarc has the option to terminate the indemnification obligations of Digimarc under this clause 20 if BIS [**] under clause 20 after receiving [**] by BIS of a termination notice from Digimarc.  Upon termination of this clause 20, Digimarc shall [**] BIS from and BIS shall arrange for [**] covered by this clause 20 except that if [**] before such termination, Digimarc shall [**], in accordance with clause 20, [**].

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20.8                           Digimarc undertakes to review the [**] with [**] Contract Authority [**] the CDS Technology or any part thereof in [**]

20.9                           Notwithstanding the above, Digimarc has agreed [**] to allow the BIS to:

a)                                      continue the IP Indemnification obligations of Digimarc under this clause 20 for the first six months of [**].

b)                                     BIS has the option, at its sole discretion, to terminate the IP Indemnification obligations of Digimarc under this clause 20 effective June 30, [**] by providing Digimarc with written notice by April 15, [**].   Upon termination of this clause 20, Digimarc shall [**] BIS [**] and BIS shall arrange for [**] covered by this clause 20 except that if [**], in accordance with clause 20, [**].

c)                                      if BIS does not exercise its option as set out in (b), the IP Indemnification obligations of Digimarc under this clause 20 shall continue for the remainder of [**] and BIS [**] Digimarc [**]

20.10                     Notwithstanding the above, Digimarc has agreed for [**] to allow the BIS to:

a)                                      continue the IP Indemnification obligations of Digimarc under this clause 20 for the first six months of [**].

b)                                     BIS has the option, at its sole discretion, to terminate the IP Indemnification obligations of Digimarc under this clause 20 effective June 30, [**] by providing Digimarc with written notice by March 31, [**].   Upon termination of this clause 20, Digimarc shall [**] BIS [**] and BIS shall arrange for [**] covered by this clause 20 except that if [**], in accordance with clause 20, [**].

c)                                      if BIS does not exercise its option as set out in (b), the IP Indemnification obligations of Digimarc under this clause 20 shall continue for the remainder of [**] and BIS [**] Digimarc [**].

IN WITNESS WHEREOF, this Fourth Amendment has been executed and delivered by the parties hereto as of the date of the last signature below.

BANK FOR INTERNATIONAL SETTLEMENTS

Signature:	Signature:

Name:	Name:

Title:	Title:

Date:	Date:

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DIGIMARC CORPORATION

By:

Name:	J. Scott Carr

Title:	President, Digimarc Watermarking Solutions

Date:

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SCHEDULE “A”

DIGITAL COUNTERFEIT DETERRENCE SYSTEM DESCRIPTION

1.0                               GENERAL DESCRIPTION OF THE DIGITAL COUNTERFEIT DETERRENCE SYSTEM (“CDS”)

                                                The CDS is a system designed to hinder or deter the counterfeiting of bank notes by the use of personal computer-based equipment.  [**]

[**]

                                                The capitalized terms in this Schedule A have the meanings provided in the Counterfeit Deterrence System Development and License Agreement to the extent same are not elaborated herein.

                                                The term [**] refers to a [**]

2.0                               FUNCTIONAL DESCRIPTION OF THE CDS

                                                The CDS is comprised of the following three subsystems:

1.                                       [**]

2.                                       [**]

3.                                       [**]

                                                The functions of the various subsystems and components described below may be changed by the [**] or the [**].

2.1                               [**]

2.1.1                     [**]

1.                                       [**]

2.                                       [**]

3.                                       [**]

4.                                       [**]

2.1.2                     [**]

1.                                       [**].

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2.                                       [**]

3.                                       [**]

4.                                       [**]

5.                                       [**]

2.1.3                     [**]

1.                                       [**]

2.2                               [**]

1.                                       [**]

2.                                       [**]

3.                                       [**]

4.                                       [**]

(a)                                  [**]

(b)                                 [**]

(c)                                  [**]

5.                                       [**]

6.                                       [**] BIS [**]

7.                                       [**]

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SCHEDULE “B”

[**]

1. 0                            DESCRIPTION OF [**]

                                                Digimarc shall perform the following Work [**]. (The specific responsibilities to be discharged by BIS [**] are also described below.)

1.1                               [**] Study

                                                Digimarc shall conduct the “[**] Study” described below.

1.                                       Digimarc shall examine the feasibility of integrating [**] in the form of the [**].  This study will investigate viable technical approaches and report on the performance, false positive rates, and [**] time that might be expected from the preferred approach.

2.                                       Digimarc shall deliver a final report to the BIS by the date set out in the Delivery Schedule attached as Attachment 2 (the “Delivery Schedule”) describing the findings of the study and providing recommendations useful in the development of a prototype including the detection rates for [**].

1.2                               [**] Study

                                                Digimarc shall conduct a study to attempt to characterise the behaviour of [**] and its measure of strength, as determined by [**] through the [**].  Digimarc shall relate the results of this characterisation to [**] performance. Digimarc shall submit a report on this study to the DLA Project Manager [**]. The results, and other information as available, will be made available by Digimarc to the [**]  as guidance in the use of [**].

                                                As part of the [**], Digimarc shall:

1.                                       deliver a study plan to the DLA Project Manager outlining the objects, test and analysis methods for the [**];

2.                                       perform a suite of tests on [**] on [**].  BIS shall assist Digimarc in the performance of a reasonable number of tests involving the [**];

3.                                       conduct parameter measurements (e.g. signal correlation and error rate) on the experimental designs listed in paragraph 4 below and report on and attempt to characterise how the parameters change through the sequence from [**].

4.                                       [**].

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1.3                               Design, Development and Production of the CDS [**]

                                                Digimarc shall design, develop and produce for acceptance by BIS [**] of each of the [**] and each component thereof and the [**] according to the following process:

1.                                       By the date set out in the Delivery Schedule, Digimarc shall develop a detailed specification for each subsystem and component which support the functional description of the subsystem or component described in Schedule A and the additional requirements for the subsystem or component, if any, specified below.

2.                                       Digimarc shall deliver the specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for BIS’ review, comment and acceptance or rejection.

3.                                       As soon as possible after receiving them under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not BIS approves the specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the specifications to make them acceptable to BIS and redeliver them to BIS for approval as provided above.

4.                                       Upon notice of approval under 3, Digimarc shall develop the subsystem or component which will meet the approved specifications and deliver the “evaluation release” of the subsystem or component to BIS for testing and acceptance.

5.                                       Within forty five (45) calendar days after receiving an evaluation version under 4, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the evaluation release meets the specifications with details of the non-compliance.   Any problems shall be detailed using, to the extent appropriate, the [**] form attached as Schedule “R.”

6.                                       By the date set out in the Delivery Schedule, Digimarc shall develop a final release of the subsystem or component incorporating any changes required to the evaluation release to rectify the non-compliance with the specifications and any other modifications agreed in writing between the parties’ respective project managers and deliver the final release to BIS for testing and acceptance.

7.                                       Within forty five (45) calendar days after receiving the final release under 6, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the final release meets the specifications with details of the non-compliance. Within thirty (30) calendar days after receiving notice of rejection, Digimarc shall rectify all non-compliance and redeliver the final release to BIS for approval as provided above.

1.4                               Acceptance Procedures

1.4.1                     The acceptance procedures for the [**] will include the following:

1.                                       The [**] will be evaluated at the facilities of up to three [**].

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2.                                       Digimarc will train one person on the [**] from each evaluation facility to enable them to evaluate the [**] as part of the acceptance process. Digimarc shall conduct the training at a single facility to be agreed between Digimarc Project Manager and the DLA Project Manager.

1.4.2                     The acceptance procedures for the [**] will include the following:

1.                                       Digimarc shall deliver the [**] to the DLA Project Manager in an example [**] that Digimarc will develop to allow the BIS to conduct acceptance tests on performance, robustness, and resistance to [**].  Digimarc shall deliver a detailed description of how the [**] was integrated and the techniques used to defend against [**].

1.5                               Implementation of [**]

1.5.1                     Digimarc shall implement [**] as follows:

1.                                       [**]

1.6                               Training Program

1.                                       Digimarc shall develop a training program acceptable to the DLA Project Manager to train the personnel of [**] as set out in Schedule “Q” to the Agreement. This training program will be delivered according to the Delivery Schedule for [**].

2.                                       Each [**] shall equip its site for training and installation prior to the start of training, following a pre-site configuration guide to be developed by Digimarc. Failure to establish the required hardware and software environment in advance of installation will lengthen the required installation and training time and costs.

3.                                       Training will be provided in English and will be designed for delivery in five days to students who speak English. Translation, if required, shall be provided by the [**], and may lengthen the training time and costs.

2.0                               DESCRIPTION OF, AND REQUIREMENTS FOR, VERSIONS 1.0

2.1                               [**]

                                                [**]:

2.1.1                     [**]

1.                                       [**].

2.                                       [**].

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3.                                       [**].

4.                                       [**].

5.                                       [**].

6.                                       [**].

2.1.2                     [**]

1.                                       [**].

2.                                       [**].

2.1.3                     [**]

1.                                       [**].

2.                                       [**].

3.                                       [**].

4.                                       [**].

5.                                       [**].

6.                                       [**].

2.2                               [**]

2.2.1                     [**]:

1.                                       [**].

2.                                       [**]:

(a)                                  [**]

(b)                                 [**].

3.                                       [**].

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4.                                       [**].

5.                                       [**].

6.                                       [**].

7.                                       [**]:

(a)                                  [**].

(b)                                 [**] CDS [**].

(c)                                  [**].

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Attachment 1

BASELINE, EXTENDED BASELINE, AND OPTIONAL TESTS

1.0                               [**]

                                                1.1                               [**]

                                                                                                1.1.1                     [**]

                                                                                                1.1.2                     [**]

                                                                                                1.1.3                     [**]

                                                                                                                                                1.1.3.1           [**]

                                                                                                                                                1.1.3.2           [**]

                                                                                                                                                1.1.3.3           [**]

                                                1.2                               [**]

                                                                                                1.2.1                     [**]

                                                                                                1.2.3                     [**]

                                                                                                1.2.4                     [**]

                                                                                                1.2.5                     [**]

[**]

2.0                               [**]

                                                2.1                               [**]

                                                                                                2.1.1                     [**]

                                                                                                2.1.2                     [**]

                                                                                                2.1.3                     [**]

                                                                                                2.1.4                     [**]

                                                                                                2.1.5                     [**]

                                                                                                2.1.6                     [**]

                                                                                                2.1.7                     [**]

                                                                                                2.1.8                     [**]

                                                2.2                               [**]

                                                                                                2.2.1                     [**]

                                                                                                2.2.2                     [**]

                                                                                                2.2.3                     [**]

                                                                                                2.2.4                     [**]

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3.0                               [**]

                                                3.1                               [**]

3.2                               [**]

                                                3.2.1                     [**]

                                                3.2.2                     [**]

                                                3.2.3                     [**]

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Attachment 2

CDS PHASE 1 DELIVERY SCHEDULE

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

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[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	BIS [**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]

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Attachment 3

DEVICE VENDORS

[**]

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SCHEDULE “B,”  AMENDED ATTACHMENT 3

[**]

[**]

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AMENDED SCHEDULE “C”

PHASE [**] STATEMENT OF WORK

Digimarc shall perform the following Work during Phase [**]. (The specific responsibilities to be discharged by BIS during Phase [**] are also described below.)

1.0                               [**]

                                                Digimarc shall [**] for acceptance by BIS [**] and each component thereof according to the following process:

1.                                       By the date set out in the Delivery Schedule, Digimarc shall develop a detailed specification for the [**] that supports the [**] of the [**] described in Schedule A and the additional requirements for the [**], if any, specified below.

2.                                       Digimarc shall deliver the specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for BIS’ review, comment and acceptance or rejection.

3.                                       As soon as possible after receiving them under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not BIS approves the specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the specifications to make them acceptable to BIS and redeliver them to BIS for approval as provided above.

4.                                       Upon notice of approval under 3, Digimarc shall [**] which will meet the approved specifications and deliver [**]  BIS [**] and acceptance.

5.                                       Within forty five (45) calendar days after receiving an [**] under 4, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the [**]  meets the specifications with details of the non-compliance.   Any problems shall be detailed using, to the extent appropriate, the [**] Problem Report form attached as Schedule “R.”

6.                                       By the date set out in the Delivery Schedule, Digimarc shall [**] incorporating any changes required to the [**] with the specifications and any other modifications agreed in writing between the parties’ respective project managers and deliver the [**] to BIS for [**].

7.                                       Within thirty (30) calendar days after receiving [**] under 6, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not [**] meets the specifications [**]. Within thirty (30) calendar days after receiving notice of rejection, Digimarc shall rectify all non-compliance and redeliver the [**] BIS for approval as provided above.

1.2                               Acceptance Procedures

1.2.1                     The acceptance procedures for the [**] will include the following:

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1.                                       Digimarc shall deliver the [**] for [**] to the DLA Project Manager in an example [**] that Digimarc will develop to allow the BIS to conduct [**].

2.                                       Digimarc shall deliver the [**] for [**] DLA Project Manager in a [**] that Digimarc will develop based on [**].  The [**] will allow the BIS to conduct [**].

3.                                       Digimarc shall deliver into escrow and review with the BIS a detailed description of how the [**].

1.3                               [**]

1.3.1                     Digimarc shall [**] as follows:

1.                                       Digimarc shall [**] with [**] attached to Schedule B as Attachment 3 or such other [**] as may be agreed between the parties’ respective Project Managers.  Digimarc shall deliver [**]

2.                                       Digimarc shall [**] with at least [**] from [**] or [**] as may be agreed between the parties’ respective Project Managers.  Development of [**].

2.0                               DESCRIPTION OF, AND REQUIREMENTS FOR, [**]

For the purpose of this Schedule, [**] means an agreed upon [**] used to produce [**].  For Phase [**], the [**] was the February [**].

2.1                               [**]

Digimarc shall develop for approval by the DLA Project Manager a set of [**] that defines the term [**]. This includes a [**].

2.2                               New [**]

The [**] was selected by the BIS as the new [**] design. The [**] will be [**] the BIS as described in paragraph 2.5.1.

2.3                               [**]

Digimarc shall [**] according to the following requirements:

2.3.1                     [**] Requirements

The [**] will meet the following [**] requirements:

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1.                                       The [**] shall be capable of being [**].

2.                                       The [**] shall meet all the requirements in Schedule B paragraph 2.2, plus it shall [**].

3.                                       The [**] shall [**] when more than one [**].

4.                                       The [**] shall [**]. Refinements to the [**] will be recommended as required to accommodate the unique needs of a [**].

2.3.2                     [**] Improvements

Digimarc shall [**] improvements that will be incorporated into [**] as follows:

1.                                       Digimarc will focus such improvement work on the new [**].

2.                                       The [**] made at the start of the Phase [**] and described below in section 2.5.1 (4) using the [**] will establish a [**].  The BIS and Digimarc will mutually agree to [**]. Since these [**] will be established after the detailed specification has been delivered to BIS, as described in the Delivery Schedule, the [**] will be described in an amendment to the [**] detailed specification.

3.                                       [**] improvements will focus on improving [**] in [**].  The BIS and Digimarc will mutually set priorities for the various possible improvements, and such priorities will guide Digimarc’s development work.

2.3.3                     [**]

Digimarc shall build and [**]:

1.                                       Digimarc shall [**].

2.                                       Digimarc shall build and maintain [**], or [**], for BIS [**] and all [**] to use the [**].

2.4                               [**] and [**]

Digimarc shall deliver a [**] and [**]. Digimarc shall work [**] or independently to [**] as mutually agreed with the BIS.  [**] will be capable of [**] identified by Digimarc and the BIS. The capability to [**] selected by the BIS will be added if resources and schedule permit as mutually agreed by Digimarc and the BIS.  Once a decision is made as to whether Digimarc will work [**] or independently, Attachment 1 will be updated with the [**] and [**] schedule.

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To complete the development, it may be necessary for Digimarc [**] in order to implement [**].  BIS and Digimarc will mutually agree on a strategy to [**].

2.5          [**] Study

Digimarc shall conduct the [**] Phase of the [**] Study that attempts to [**] the relationship between [**] during [**] and [**] as follows:

2.5.1                     [**]

Digimarc shall work [**] BIS [**] as follows:

1.             BIS shall provide Digimarc with [**] for the [**].

2.             Digimarc shall [**] and provide the [**] the BIS.

3.             BIS shall [**] and provide the [**] to Digimarc.

4.             Digimarc shall assess and report [**] in the versions of the [**].  The version of [**] to use as the [**] will be mutually agreed to between BIS and Digimarc.  These [**] will establish a [**] to use in [**] improvements.

2.5.2                     [**] Characterization

Digimarc shall:

1.             conduct a study to characterize the behavior of the [**];

2.             include a study of the [**] and [**] of the [**] such that [**] into a [**] may be [**];

3.             [**].

4.             deliver a study plan to the DLA Project Manager outlining the objectives, test and analysis methods for the [**];

5.             deliver a report of the results of the study to the DLA Project Manager by the dates set out in the Delivery Schedule.

2.6          [**]

2.6.1       [**] in [**] Applications

Digimarc shall [**] as described in section 1.3.1 (1) as follows:

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1.             Digimarc shall provide [**] assist [**] in [**] in [**].

2.             Digimarc and BIS shall agree to [**] in [**].

3.             Digimarc shall [**] BIS [**].

4.             BIS may, at its option, evaluate [**] of [**] which [**] has been [**]. The DLA Project Manager shall identify to Digimarc any concerns which BIS may have relating to [**] or [**]. Digimarc shall make a proposal to the DLA Project Manager to address those concerns for approval by the DLA Project Manager.

2.6.2                     [**] and [**]

Digimarc shall [**] in [**] as follows:

1.             Digimarc and the BIS shall define [**] program that establishes agreed to [**] and [**].  This program will be developed with the assistance [**] and will be described by a [**] plan. This [**] program will be comprised of three elements:

a) To [**]CDS [**].

b) To [**]CDS.

2.             Digimarc shall [**] CDS [**].

3.             Digimarc shall [**].

4.             Digimarc shall [**] CDS [**].

5.             BIS [**].

6.             BIS shall support in-person meetings with [**] as needed to [**] the CDS.

7.             Digimarc shall [**] the CDS [**] CDS [**]. Digimarc shall [**] CDS [**], and Digimarc shall [**].  Digimarc shall report [**] to the BIS.

2.7                               [**] Study

Digimarc shall work with BIS to [**]. BIS [**] and Digimarc shall provide [**] BIS [**] BIS.

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2.8                               [**]

Digimarc shall [**] BIS [**] the CDS program [**] as follows:

1.             Digimarc and the BIS shall develop a plan to [**] in the [**] the CDS System, and to [**].

2.             Digimarc shall update the [**] documentation and [**] on an as-needed basis [**].

3.             Digimarc shall [**] BIS [**] the CDS [**].

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Attachment 1

CDS PHASE [**] DELIVERY SCHEDULE

[**]

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	Detailed [**] specification delivered	[**]	1.1	—	—	28 Feb [**]
[**]-2	[**] specification signoff	[**]	1.2	[**]-1	11	9 Mar [**]
[**]-3	Detailed [**] specification update – [**]	[**]	1.1	[**]-3 [**]-2	30	13 Apr [**]
[**]-4	[**] specification signoff	[**]	1.2	[**]-3	11	18 Apr [**]
[**]-5	[**] Approved	[**]	2.3.1.4	[**]-2	82	1 Jun [**]
[**]-6	[**] Test Set change deadline	[**] [**]				1 Jun [**]
[**]-7	Delivery [**]	[**]	1.4	[**]-4	97	8 Sep [**]
[**]-8	[**] acceptance of [**]	[**]	1.5	[**]-5	41	5 Oct [**]
[**]-9	Delivery of the [**]	[**]	1.6	[**]-6	42	1 Dec [**]
[**]-10	[**] acceptance of final [**]	[**]	1.7	[**]-7	27	28 Dec [**]

[**] and [**]

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
	[**] Study with [**]	[**]		—	—	15 Feb [**]
[**]-1	[**] report delivered	[**]	2.4	—	—	15 Feb [**]
[**]-2	[**] evaluation of [**]	[**]	2.4	[**]-1	43	28 Mar [**]
[**]-3	[**] determined	[**]	2.4	[**]-2	—	28 Mar [**]

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[**]

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	[**]	[**]	2.5.1.1	—	—	17 Jan [**]
[**]-2	[**].	[**]	2.5.1.2	[**]-1	21	8 Feb [**]
[**]-3	[**]	[**]	2.5.1.3	[**]-2	23	15 Mar [**]
[**]-4	[**] reported and Phase [**]	[**] [**]		[**]-3	23	13 Apr [**]

[**] Study

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	[**] study plan delivered	[**]	2.5.2.3	—	—	28 Feb [**]
[**]-2	BIS [**] Study plan signoff	[**]	1.2	[**]-1	11	9 Mar [**]
[**]-1	[**] Analysis [**] delivered	[**]		[**]-2	103	8 Sep [**]
[**]-2	Draft report delivered	[**]	2.5.2.5	[**]-1	103	8 Sep [**]
[**]-3	[**] evaluation of draft report	[**]	—	[**]-2	20	6 Oct [**]
[**]-4	Final report delivered	[**]	—	[**]-3	41	4 Dec [**]
[**]-5	[**] evaluation of the final report	[**]	—	[**]-4	20	29 Dec [**]
[**]-1	[**] Study draft report delivered	[**]		[**]-2	75	1 Aug [**]
[**]-2	[**] evaluation of draft report	[**]	—	[**]-1	28	29 Aug [**]
[**]-3	Final report delivered	[**]	—	[**]-2	41	25 Oct [**]
[**]-4	[**] evaluation of the final report	[**]	—	[**]-3	20	21 Nov [**]
[**]-1	[**] Study draft report delivered	[**]		[**]-2	60	30 May [**]
[**]-2	[**] evaluation of draft report	[**]	—	[**]-1	40	25 Jul [**]
[**]-3	Final report delivered	[**]	—	[**]-2	41	20 Sep [**]
[**]-4	[**] evaluation of the final report	[**]	—	[**]-3	20	17 Oct [**]

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Verification Test ([**])

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	Proposed [**] program	[**]		—	—	28 Jul [**]
[**]-2	[**] feedback on verification test [**]	[**]		[**]-1	30	24 Aug [**]
[**]-3	Final verification test [**] signoff	[**]		[**]-2	25	7 Sep [**]
[**]-4	[**] acceptance of the [**] test [**]	[**]		[**]-3	13	21 Sep [**]

[**] Tests

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	Proposed [**] test program	[**]		—	—	28 Apr [**]
[**]-2	[**] feedback on [**] test program	[**]		[**]-1	40	25 May [**]
[**]-3	Final [**] test program signoff	[**]		[**]-2	35	8 Jun [**]
[**]-4	[**] acceptance of the [**] test program	[**]		[**]-3	13	22 Jun [**]

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AMENDED SCHEDULE “D”

PHASE [**] STATEMENT OF WORK

1.0              DESCRIPTION OF PHASE [**] WORK

Digimarc shall perform the following Work during Phase [**]. (The specific responsibilities to be discharged by BIS during Phase [**] are also described below.)

1.1                       [**] Of The Phase [**] Deliverables

Digimarc shall [**] for acceptance by BIS the Phase [**] Deliverables according to the following process:

1.               By the date set out in the Delivery Schedule outlined in Attachment 1, Digimarc shall develop a detailed Specification for each [**] that supports the functional description of the [**] described in Schedule A as relates to Phase [**] and the additional requirements for the [**], if any, specified below.

2.               Digimarc shall deliver the Specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for BIS review, comment and acceptance or rejection.

3.               Within thirty (30) calendar days after receiving them under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not BIS approves the Specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the Specifications to make them acceptable to BIS and redeliver them to BIS for approval as provided above.

4.               Upon notice of approval under 3, Digimarc shall [**] which will meet the approved Specifications and deliver the [**] BIS [**] and acceptance.

5.               Within thirty (30) calendar days after receiving an [**] under 4, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the evaluation release meets the Specifications with details of any non-compliance.  Any problems shall be detailed using, to the extent appropriate, the [**] Report form attached as Schedule “R.”

6.               By the date set out in the Delivery Schedule, Digimarc shall [**] incorporating any changes required to the [**] with the Specifications and any other modifications agreed in writing between the parties’ respective project managers and deliver the final release to BIS for [**] and acceptance.

7.               Within fifteen (15) calendar days after receiving the final release under 6, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the final release

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meets the Specifications with details of any non-compliance. Within thirty (30) calendar days after receiving any notice of rejection, Digimarc shall rectify all [**] BIS for approval as provided above.

1.2                       Acceptance Procedures

1.2.1                        [**]

The acceptance procedures for the [**] will be the following:

1.               Digimarc shall deliver or make available the [**] for [**] to the DLA Project Manager in a [**] that Digimarc will develop based on [**] from a [**].  The [**] will allow the BIS to conduct [**] as set forth in the Specification.

2.               Digimarc shall deliver into escrow and review with the BIS a detailed description of how the [**] for [**] was integrated into the [**] and the techniques used to [**].

1.2.2                        [**]

The acceptance procedure for the [**] will be the following:

1.        Digimarc shall deliver or make available the [**] to the DLA Project Manager in a suitably modified [**] from a [**] for [**] on compliance with the Specification.

2.        Digimarc shall deliver into escrow and review with the BIS a detailed description of how the [**] was [**], as well as copies of the [**].  This excludes deposit into escrow of any [**] proprietary data or information for the design and operation of the [**].

2.0              DESCRIPTION OF, AND REQUIREMENTS FOR, PHASE [**] DELIVERABLES

2.1                       [**]

Digimarc shall develop the [**] according to the following requirements:

2.1.1                        [**] requirements

[**] will meet the following requirements:

1.               [**] shall be capable of being [**].

2                  [**] shall be capable of [**] shall be conditional upon Digimarc [**] Digimarc and the BIS to intellectual property [**] in order to [**].

3.               Digimarc shall [**] needed for replacement of the [**] with a suitably designed alternative [**].

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4.               Detailed requirements for [**] will be specified in a Specification delivered in accordance with the Delivery Schedule outlined in Attachment 1.

2.2                       [**]

Digimarc shall develop an [**] according to the following requirements:

1.        Digimarc shall make [**] changes to the [**] necessary for [**].

2.        Digimarc shall develop [**] needed to implement an [**].  Digimarc will engage one or more [**] in this effort [**] during the [**] phase.

3.        Digimarc shall work with one [**] to implement the [**] of the [**] a selected [**].  The implementation will be used to demonstrate that the [**] functions properly when [**].

4.        Digimarc shall deliver or make available the [**] for assessment by the BIS.

5.        Digimarc shall deliver a detailed technical report on the findings of the Work and recommendations for any future work including requirements to add [**].

The detailed requirements for the [**] will be specified in a Specification delivered in accordance with the Delivery Schedule outlined in Attachment 1.

2.3                       [**]

2.3.1                        Implementation of [**]

Digimarc shall implement the [**] as follows:

1.               Digimarc shall [**] to [**] with [**] from the list of such [**] attached to Schedule B as Attachment 3 or such other [**] as may be agreed to between the parties’ respective project managers.  Digimarc shall deliver and [**].

2.               Digimarc shall [**] to [**] attached to Schedule B as Attachment 3 or such other [**] as may be agreed to between the parties’ respective project managers.  Digimarc shall deliver and [**].

3.               Digimarc shall [**] to [**] attached to Schedule B as Attachment 3 or such other [**] as may be agreed to between the parties’ respective project managers.

2.3.2                        Support for [**]

Digimarc shall support [**] that [**] as follows:

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1.               Digimarc shall provide [**] to assist [**].

2.               Digimarc shall administer the certification program approved by BIS for the ongoing review and certification of [**].

3.               BIS may, at its option, evaluate the [**] each [**].  The DLA Project Manager shall identify to Digimarc any concerns that BIS may have relating to [**]. Digimarc shall make a proposal to the [**] Project Manager to address those concerns for approval by the [**] Project Manager.

2.3.3                        [**]

Digimarc shall operate, maintain and improve the [**] as follows:

1.               Digimarc shall operate the [**] making it available at [**].

2.3.4                        [**] and [**] research

1.               Digimarc shall develop, in cooperation with the DLA Project Manager, a program of activities to enhance [**] and [**]. This program will provide detailed strategies and plans. The focus will be on [**] and [**]. The program will support [**] initiatives to motivate [**] of [**].

2.               The DLA Contract Authority will authorize use of an additional [**] upon successful completion by May 15, [**] of the [**] specified in the program described in 2.3.4.1.

3.               Digimarc shall deliver to the [**] and provide training for [**].

4.               Digimarc shall track and summarize for BIS [**] and [**] trends that affect the CDS [**] and development strategy.

5.               BIS shall support in-person meetings with [**] as needed to promote support for the [**] of the CDS.

6.               Digimarc shall manage [**].

2.3.5                        [**]

1.               Digimarc shall [**] the [**] to [**] and their [**], including administration of [**].

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3.0            Representations and Warranties.

For the avoidance of doubt, with the exception of the conditions in Section 2.1.1.2 of Amended Schedule D, Digimarc represents, warrants and undertakes that the performance of its obligations under Amended Schedule D are covered by Section 10 of the Agreement.

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Amended Schedule D

Attachment 1

CDS PHASE [**] DELIVERY SCHEDULE

[**] for [**]

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	Detailed [**] specification delivered	[**]	1.1.2	—	—	15 Jan [**]
[**]-2	BIS [**] specification signoff	[**]	1.1.3	[**]-1	15	31 Jan [**]
[**]-3	[**] Approved	[**]	2.1	[**]-2	28	1 Mar [**]
[**]-4	[**] of the [**] evaluation release	[**]	1.1.4	[**]-2	161	7 Sept [**]
[**]-5	[**] acceptance of [**]	[**]	1.1.5	[**]-4	30	19 Oct [**]
[**]-6	[**] of the [**]	[**]	1.1.6	[**]-5	28	3 Dec [**]
[**]-7	[**] acceptance of [**]	[**]	1.1.7	[**]-6	28	31 Dec [**]

[**]

Num.	Deliverable	Owner	Sec/Para Ref.	Depends On	Days	Completion Date
[**]-1	[**] Specification	[**]	1.1.2	—	—	15 Jan [**]
[**]-2	BIS [**] Specification signoff	[**]	1.1.3	[**]-1	15	31Jan [**]
[**]-3	[**]	[**]	1.1.6	[**]-2	213	3 Dec [**]
[**]-4	Deliver [**] Report	[**]	1.1.6	[**]-2	213	3 Dec [**]
[**]-5	[**] acceptance of [**] and report	[**]	1.1.7	[**]-3, [**]-4	28	31 Dec [**]

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DLA: SCHEDULE “E”

ARBITRATION AGREEMENT

An Agreement dated June 21, 1999, hereby amended effective as of January 1, [**], by and among the Parties (as defined below) to submit for final and binding resolution by international arbitration all Disputes (as defined below) arising out of or otherwise connected to a project relating to the development and potential licensing, marketing and servicing of a Counterfeit Deterrence System (as defined in the Development and License Agreement identified below) and the services of Digimarc (as defined below) in relation to the project.

WHEREAS, Digimarc Corporation, a corporation existing under the laws of the State of Delaware, USA, is developing, [**] and referred to in the Development and License Agreement (identified below) as [**]), technology [**] (the “Counterfeit Deterrence System” or “CDS” as defined in the Development and License Agreement identified below);

WHEREAS, the [**] has asked the Bank for International Settlements, an international organisation created as a result of the Hague Agreements of January 1930 (the “BIS”), to provide it with limited assistance in connection with the development and potential subsequent licensing of the CDS as set out in a Development and License Agreement (the “DLA”) effective from January 1, [**] and [**] Agreement effective January 1, [**];

WHEREAS, in performance of the DLA, the BIS and Digimarc will enter into a contract with [**], which will act as escrow agent for certain purposes pursuant to an Escrow Agreement (the “Escrow Agreement”) which is attached as Schedule M to the DLA;

WHEREAS, in the course of performance of the DLA, Digimarc may be directed to issue licenses to certain [**] in accordance with standard forms of license agreement which are attached at Schedules K-1, K-2, L-1 and L-2 to the DLA all as amended;

WHEREAS, in the course of performance of the DLA, Digimarc may enter into System Support Services Agreements, a form of which is attached at Schedule O to the DLA, with licensees;

WHEREAS, in the course of performance of the DLA, Digimarc may provide consulting and programming services to a [**] on the terms described in Schedule P to the DLA to assist [**] to ensure that a [**] (as defined in the DLA) [**];

WHEREAS, [**], pursuant to an Indemnity Agreement (as amended from time to time) of or of approximately the same date as this Arbitration Agreement (the “Indemnity Agreement”), agreed to compensate and to indemnify and hold harmless the BIS in respect of any liability in connection with the project;

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WHEREAS, given the international nature of the Agreements (as defined below), all the Parties (as defined below) to the Agreements (as defined below) are desirous to avoid recourse to national courts and the potential expense and delay of prosecuting connected Claims (as defined below) in more than one proceeding and also to exclude the risk of having to apply contradictory or inconsistent fact-findings, conclusions, judgments or awards for any Dispute (as defined below) which may arise between or among the Parties (as defined below) and instead wish to resort to international arbitration as the exclusive means of resolving in a final, binding and consistent manner all Disputes (as defined below) arising in connection with the Agreements (as defined below) for the CDS and of establishing through this Arbitration Agreement a mechanism to these ends.

The Parties agree as follows:

1.                                      The meaning of the following terms in this Arbitration Agreement shall be as set out below:

(a)                                  “Agreements” shall mean all agreements, contracts, schedules or other arrangements in connection with the development or licensing or marketing or servicing of the CDS as listed in Schedule B, as amended from time to time.

(b)                                 “Appointing Authority” shall mean the [**].

(c)                                  “Arbitrating Party” or “Arbitrating Parties” shall mean (i) any and all Parties which have become involved in any arbitration under this Arbitration Agreement as Claimants or Respondents or (ii) which have been otherwise joined to any arbitration under this Arbitration Agreement or (iii) the BIS, Digimarc, any [**] or any licensed [**] in the aforementioned circumstances or when it or they has or have exercised their right of Intervention in any arbitration under this Arbitration Agreement.

(d)                                 “Claim” shall include without limitation any claim or counterclaim or crossclaim made by an Arbitrating Party.

(e)                                  “Claimant” or “Claimants” shall mean any Party which, either separately or together with any other Party or Parties, initiates an arbitration under this Arbitration Agreement.

(f)                                    “Dispute” shall mean any dispute, difference, controversy or claim except only for an Excluded Dispute (as defined below) between or among the parties arising out of or relating to or in connection with this Arbitration Agreement or any of the Agreements listed in Schedule B, including, but not limited to, their signature, validity, interpretation, performance, amendment, breach, termination and post-termination obligations.

(g)                                 “Excluded Dispute” shall mean only a dispute between the BIS and Digimarc as described in clause 6.4 of the Escrow Agreement as to the occurrence of a Release Event as defined in clause 6.1 of the Escrow Agreement. Any such dispute shall be referred to an expert

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appointed by the Managing Director of the Escrow Agent (as defined in the Escrow Agreement) and any decision rendered by such an expert pursuant to clause 6.4 of the Escrow Agreement shall be accorded res judicata effect by any arbitral tribunal appointed under this Arbitration Agreement.

(h)                               “Intervention” shall mean the right of any of the BIS, Digimarc, any [**] or any licensed [**] to intervene into a particular arbitration as an Arbitrating Party even when it is not a Claimant or Respondent and has not been joined into any arbitration by an Arbitrating Party.

(i)                                   “Notice of Arbitration” shall mean the document given when initiating recourse to arbitration or to join any Party as an Arbitrating Party as well as to initiate recourse in arbitration against any Party which is already an Arbitrating Party.

(j)                                   “Party” or “Parties” shall mean any of the signatories to this Arbitration Agreement and those parties listed in Schedule A as amended from time to time.

(k)                                “Respondent” or “Respondents” shall mean any Party which, either separately or together with any other Party, is named as a Respondent in an arbitration by any Claimant or Claimants.

(l)                                   In interpreting this Arbitration Agreement, singular shall be read for plural where appropriate to reflect the multi-party nature of any arbitration.

2.             Any Dispute shall be finally settled by arbitration under the [**] as in force at the date of commencement of this Arbitration Agreement except as the [**] Rules are modified in the body and Schedule C of this Arbitration Agreement and to the exclusion of any provisions of the [**] Rules as are inconsistent with the express provisions of this Arbitration Agreement or with the multi-party nature of an arbitration under this Arbitration Agreement.

3.             The language used in any arbitration shall be English. All documents submitted into any arbitration shall be in English or submitted with a complete English translation. Oral evidence may be submitted in a language other than English provided that the Arbitrating Party submitting the oral evidence makes provision for its simultaneous interpretation into English. The cost of any translation or interpretation into English shall be borne entirely by the Arbitrating Party on whose behalf the non-English document or oral evidence is submitted and shall not be included among the “costs of arbitration” apportioned pursuant to Article 40 of the [**]

4.             The place of Arbitration shall be [**].

5.             Arbitration pursuant to this Arbitration Agreement shall be the sole and exclusive means for resolving any Dispute.

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6.             No entity shall become a Party unless that entity has become a Party to this Arbitration Agreement by executing a counterpart of this Arbitration Agreement.

7.             No Party shall enter into any contract or agreement which alters or amends in any material respect any of the rights or obligations of any Party under any Agreement unless the contract or agreement shall contain the clause set out in Schedule D.  Each Party to this Arbitration Agreement hereby expressly accepts the addition of new parties to Schedule A and of new contracts or agreements to Schedule B.  Any Party which fails to act in conformity with this Article 7 shall be fully liable for any loss, injury or damage whatsoever resulting therefrom to any other Party.

8. (a)                      Any Claimant or Claimants shall initiate recourse to arbitration by giving to each Respondent a Notice of Arbitration and statement of claim which specify, inter alia, the Agreement or Agreements involved in the Dispute. Any Claimant or Claimants shall also at the same time send a copy of the same Notice of Arbitration and statement of claim to all other Parties and to the [**]. An arbitration shall be deemed to commence upon receipt of the Notice of Arbitration and statement of claim by the [**].

(b)                                 Within thirty (30) days of the date on which each Respondent received the Notice of Arbitration, a Respondent may give a third party Notice of Arbitration in order to join into the arbitration any Party or Parties as an Arbitrating Party or Arbitrating Parties. The Respondent shall also at the same time send a copy of any third party Notice of Arbitration to all other Parties and to the [**].

(c)                                  Any third party joined as an Arbitrating Party may, within thirty (30) days of receipt of any third party Notice of Arbitration, give fourth party Notices of Arbitration in order to join any Party or Parties as an Arbitrating Party or Arbitrating Parties. The third party shall also at the same time send a copy of any fourth party Notice of Arbitration to all other Parties and to the [**].

(d)                                 Parties may be joined as further additional Arbitrating Parties by any Arbitrating Party or Arbitrating Parties until such time as thirty (30) days have elapsed without a new Arbitrating Party being joined into the arbitration.

(e)                                  The BIS, Digimarc, any [**], and any licensed [**], whether or not joined as a Respondent or as a further additional Arbitrating Party, shall each have the right to intervene in any arbitration by giving a Notice of Arbitration to each of the Arbitrating Parties within thirty (30) days after receipt of the copy of a Notice of Arbitration from the last Arbitrating Party to be joined or from the last Party to intervene. The BIS, Digimarc, any [**], and any licensed [**] shall also at the same time send a copy of the Notice of Arbitration to the [**] and to all other Parties.

(f)                                    The arbitral tribunal, once constituted and after affording the Arbitrating Parties and all other Parties a reasonable period of time in which to comment, shall have the authority to

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require by an order that any Party or Parties which is not or are not an Arbitrating Party or Arbitrating Parties shall nonetheless be joined into the arbitration as an Arbitrating Party or Arbitrating Parties should the arbitral tribunal determine that: (a) the absence of said Party or Parties from the pending arbitration would prevent the according of complete relief in regard to the Claims of the Arbitrating Parties; or (b) that the Party or Parties has or have a real and significant interest in the Agreement or Agreements out of or in connection with which the Disputes involved in the pending arbitration have arisen and that the absence of said Party or Parties would significantly impede its or their ability to protect that interest. Any such order issued by the arbitral tribunal shall be final and binding upon the Parties.

(g)                                 Any Arbitrating Party may join into a pending arbitration any Dispute which presents issues of law or fact common with those in the Dispute or Disputes already in the pending arbitration by issuing, within 30 days of its receipt of a Notice of Arbitration, a Notice of Arbitration and a statement of claim which specify, inter alia, the Agreement or Agreements involved in the Dispute and sets out the issues of law or fact it alleges are common with those in the Dispute or those Disputes already in the pending arbitration.

(h)                                 The arbitral tribunal shall determine by an order, which shall be final and binding upon the Parties, any issue raised by an Arbitrating Party as to whether or not a Dispute joined into any pending arbitration did, in fact, at the time it was joined into the arbitration, present issues of law or fact common with those presented in other Disputes in the pending arbitration. Any Dispute which is found not to have presented common issues of law or fact shall be dismissed without prejudice from the pending arbitration.

(i)                                     Joinder of any Party or Parties or of any Dispute or Disputes to any arbitration pursuant to this Arbitration Agreement shall be permitted only when made in accordance with the provisions of this Arbitration Agreement, including, without limitation, the strict time limits and no joinder or Intervention other than those provided for shall be permitted.

(j)                                     Any multi-party arbitration arising as a result of there being more than two Arbitrating Parties will be conducted as a single arbitration involving all Arbitrating Parties.

(k)                                  Any Arbitrating Party giving any Notice of Arbitration or sending any copy of a Notice of Arbitration shall send to each recipient according to the provisions set out above a full copy of the document by international courier or other appropriate means of ensuring rapid and certain delivery and, when required to send documents to several recipients, the Arbitrating Party shall send all documents on the same day.

(l)                                     Any advances deemed necessary to cover the costs of any arbitration shall be made in equal shares by all Arbitrating Parties, provided that multiple Claimants or multiple Respondents shall be deemed to constitute one Arbitrating Party for purposes of this subparagraph only, and provided further that should any Arbitrating Party fail to advance its share (a “Defaulting Arbitrating Party”), it shall be the responsibility of the Arbitrating

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Party which gave the Notice of Arbitration against the Defaulting Arbitrating Party or Defaulting Arbitrating Parties to advance the share due from the Defaulting Arbitrating Party or Defaulting Arbitrating Parties. Any Claim brought by a Defaulting Arbitrating Party shall be dismissed without prejudice. However, the recipient of any Notice of Arbitration given by a Defaulting Arbitrating Party shall continue to be an Arbitrating Party if it has itself given any Notice of Arbitration, unless it withdraws any such Notice of Arbitration. Should any Defaulting Arbitrating Party commence arbitration in order to reassert any Claim which has been dismissed pursuant to this subparagraph, that Claim shall be deemed to be connected to the pending arbitration from which it was dismissed for the purposes of Article [**] of the [**] Arbitration Act, 1986 and the Defaulting Arbitrating Party shall be required to cover the costs of the arbitration as though its Claim had not been dismissed.

9.             If any Dispute arises whilst an arbitration is pending in accordance with the provisions of this Arbitration Agreement, but one or more of the Arbitrating Parties to that Dispute cannot be joined to the pending arbitration in accordance with the provisions of Article 8 of this Arbitration Agreement, the Dispute and the Arbitrating Parties thereto shall nonetheless be joined into the pending arbitration at the request of a Party which is an Arbitrating Party in both the pending arbitration and the Dispute which has arisen so that the Disputes may be resolved in the same arbitration, provided the arbitral tribunal decides that the later Dispute presents issues of law or fact common with those in the pending arbitration and that joinder under these circumstances would not result in undue delay for the pending arbitration.

10.           Each Party agrees that neither an arbitral tribunal established pursuant to this Arbitration Agreement nor the Parties shall be authorised to take or seek from any arbitral tribunal or judicial authority any interim measure or any pre-award relief against the BIS, any provision of the [**] Rules notwithstanding. Nothing in this Arbitration Agreement shall operate or be regarded as a waiver, renunciation or other modification of the [**] BIS [**], of whatever nature and wherever situated, under international convention or under any applicable law. Except as otherwise provided in this Article 10 with regard to the BIS, each Party irrevocably agrees that, to the extent that it or any of its assets has or hereafter may acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in [**] or elsewhere, to enforce or collect upon any obligation of that Party in connection with the transaction contemplated under any Agreement, including, without limitation, immunity from jurisdiction of any arbitral tribunal, immunity from service of process, immunity from execution of judgment and immunity of any of its property from attachment prior to the rendering of an arbitral award under this Arbitration Agreement or entry of judgment, it hereby expressly and irrevocably waives all such immunity.

11. (a)                Any Dispute, regardless of the number of Arbitrating Parties, shall be submitted to an arbitral tribunal of three (3) arbitrators appointed by the Appointing Authority.

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(b)                                 The arbitral tribunal shall be appointed by the Appointing Authority once the time has terminated during which any Party is entitled to give a Notice of Arbitration to join any other Party or the BIS, Digimarc, any [**] or any licensed [**] is entitled to intervene.

(c)                                  The presiding arbitrator of the arbitral tribunal shall be a British national and shall have been admitted to practice as a barrister or solicitor in England and shall also have significant expertise in the resolution of disputes in international commercial matters. All arbitrators shall have a full command of the English language.

(d)                                 The arbitrators appointed in accordance with this Arbitration Agreement shall be remunerated in accordance with the provisions of the Rules of the [**] in effect at the time [**].

12.           Awards shall be final and binding as from the date the awards are made. The Parties undertake to carry out all awards without delay and waive their right to any form of appeal or recourse to a court of law or other judicial authority, insofar as any such waiver may validly be made. All awards may if necessary be enforced by any court having jurisdiction in the same manner as the judgment of any such court.

13.           Each Party explicitly agrees hereby that it shall recognise any arbitral award rendered in an arbitration under this Arbitration Agreement as final and binding upon it unless a competent arbitral tribunal or a competent judicial authority determines that said Party never received notice of the pendency of the arbitration in which the award was rendered.

14.           Any arbitral award rendered under this Arbitration Agreement shall be accorded res judicata effect by any arbitral tribunal appointed under this Arbitration Agreement in regard to those Parties which are bound by an award pursuant to Article 13.

15.           The obligations of the Parties to the Agreements shall not be altered or suspended by reason of any arbitration being conducted during the life of any Agreement.

16.           Any Agreement in regard to which a Dispute has arisen shall be governed by the applicable law as specified in that Agreement.

17.           This Arbitration Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties, subject to all Parties respecting Articles 6 and 7 hereto.

18.           This Arbitration Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

19.           Any provision of this Arbitration Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or

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unenforceability, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

20.           This Arbitration Agreement shall enter into full force and effect on the date first written above and shall continue in full force and effect indefinitely, unless it is terminated by mutual written consent of all of the Parties.

21.           This Arbitration Agreement shall be governed by and construed in all respects in accordance with the laws of England, to the exclusion of its rules of conflicts of law.

                The Parties have caused this Arbitration Agreement to be executed in multiple copies, with effect from January 1, 1999.

[Signatures]

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Schedule A to Arbitration Agreement

The following, together with their assigns or successors are Parties to the Arbitration Agreement. Each Party has the obligation to advise every other Party of any change in address and each Party expressly agrees that any notice delivered to that Party at the listed address or to any duly notified change of address shall be deemed to be valid notice and that any notice shall be deemed to have been received on the day it is so delivered:

BIS,

Digimarc,

[**]

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Schedule B to Arbitration Agreement

The following are considered to be Agreements:

1.               Development and License Agreement

2.               Indemnity Agreement

3.               Escrow Agreement

4.               [**] License Agreements – [**]

5.               [**] License Agreements – [**]

6.               [**] License Agreements – [**]

7.               [**] License Agreements – [**]

8.               System Support Services Agreements

9.               [**] Agreement

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Schedule C to Arbitration Agreement

In accordance with Article 1.1 of the [**] Rules, in addition to such other modifications of the [**] Rules as are contained in this Arbitration Agreement, the Parties to this Arbitration Agreement and to the Agreements modify the [**] Rules as follows:

(a)                                           Notwithstanding Article 3.1 of the [**] Rules, a Notice of Arbitration may be given by any Arbitrating Party to any Party or Parties so as to join said Party or Parties into any pending arbitration and this Arbitration Agreement shall allow for multi-party arbitration involving third parties, fourth parties and any further additional parties.

(b)                                          Notwithstanding Article 3.2 of the [**] Rules, arbitral proceedings under this Arbitration Agreement shall be deemed to commence on the date on which the Claimant’s Notice of Arbitration is received by the [**].

(c)                                           Notwithstanding Article 3.3(g), Article 3.4(a) and Article 3.4(b) of the [**] Rules, the Notice of Arbitration shall not contain a proposal as to the number or appointment or the notification of the appointment of arbitrators (and, if made, any such proposal shall be disregarded).

(d)                                          Notwithstanding Article 19.3 of the [**] Rules, any Arbitrating Party must make any counter-claim or claim for the purpose of set-off in its statement of defence and not at a later stage of the arbitral proceedings.

(e)                                           Notwithstanding Article 20 of the [**] Rules, the arbitral tribunal shall, in considering whether it is appropriate to allow a party to amend or supplement a written communication (given the interests of economy, efficiency and the desire to avoid the risk of inconsistent awards), have particular regard to the multi-party nature of any arbitration proceeding, the consequences in terms of delay and the objective of resolving related Claims in a single arbitration involving all relevant Parties.

(f)                                             Notwithstanding Article 23 of the [**] Rules, in considering whether an extension of a time-limit for the communication of written statements is justified, the arbitral tribunal shall have particular regard to the multi-party nature of any arbitration proceeding and the consequences in terms of delay.

(g)                                          Notwithstanding Article 26 of the [**] Rules, no interim measures shall be sought or applied against the BIS in connection with any Dispute by either an arbitral tribunal established pursuant to this Arbitration Agreement or any judicial authority.

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Schedule D to Arbitration Agreement

Standard language to be inserted in each Agreement.

“[Article No: and heading (e.g., Settlement of Disputes), if applicable]

Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement as amended from time to time.

“[Article No: and heading (e.g., Governing Law), if applicable]

This [Agreement] shall be governed by and construed in all respects in accordance with the laws of [INSERT], to the exclusion of [INSERT]’s rules of conflicts of law.”

[E – Arbitration Agreement]

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SCHEDULE “F”

OTHER BIS TECHNOLOGY

1.             Techniques for [**].

2.             Copyright in the [**].

3.             The above technology is partially described in the following UK patent applications:

UK Patent Application Nos:              [**]

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SCHEDULE “G”

DIGIMARC TECHNOLOGY

The Digimarc Technology includes [**].

This technology is partially described in the following issued U.S. patents:

US 5,850,481

US 5,832,119

US 5,809,160

US 5,768,426

US 5,748,763

US 5,745,604

US 5,721,788

US 5,710,834

US 5,636,292[**]

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SCHEDULE “H”

PROJECT TECHNOLOGY

The Project Technology shall include:

1.                                       The modification of techniques for using the Digimarc and BIS Technologies in the [**].

2.                                       The effects and behaviours of [**] when used in [**].

3.                                       The effects of various types [**].

4.                                       Improvements to Digimarc’s testing and certification processes used in testing and certifying [**].

5.                                       The improvement of [**].

6.                                       The use of [**].

7.                                       Detailed techniques [**]

8.                                       [**]

9.                                       Intellectual Property Rights that: a) [**] under Section 8 of this Agreement; b) were developed by or on behalf of Digimarc under this Agreement; and c) were developed by or on behalf of Digimarc after 1 January [**].

10.                                 Examples of Project Technology include the following:

[**]

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SCHEDULE “I”

ALLOWABLE COSTS

1.                                       For the purposes of this Schedule I:

[**]
[**]
[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**] BIS [**] BIS [**]. [**]

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SCHEDULE “J”

SECURITY REQUIREMENTS

1.             Digimarc shall implement the “Security Measures” normally followed by a [**] and distributor comparable to Digimarc in number of employees and revenue engaged in the development and distribution of [**] and maintain such Security Measures in effect at all times throughout the Term. The Security Measures will include but not be limited to :

1.1           Electronic security for protection of the network and protection of the CDS software products that are under development.

(a)           Network protection which will ensure that unauthorized users will not get access to design information, sensitive test data, proprietary information, released software products or software documentation that is hosted on the network. This protection will include:

(i)            erecting barriers to prevent hackers, whether inside or outside the Digimarc facility, from accessing the secure network; and

(ii)           the customizing of developmental and operational procedures for the software development team that maximize security while not impeding the team’s ability to work efficiently and effectively.

1.2           Physical Security, including the following:

(a)           the Digimarc facility at which the Work will be performed will be secure from unauthorized visitors;

(b)           the software development laboratory and the computer network employed in the Work shall be secure;

(c)           all personnel authorized to have access to sensitive CDS information, data and designs including but not limited to the employees of authorised Subcontractors will be properly screened; and

(d)           production and handling of interim and final versions of the Deliverables will be carefully controlled, monitored and audited.

2.             Within sixty (60) days after the Agreement is last signed, BIS shall conduct an audit, at its own expense, of the Security Measures.

3.             Following the audit, the DLA Project Manager shall submit a “Security Plan” to Digimarc which will prescribe the actions which Digimarc must take, if any, to improve the Security

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Measures to be followed by Digimarc until the end of Phase 3 and the dates by which Digimarc shall take them.

4.             Within twenty (20) Business Days after receipt of the Security Plan, Digimarc shall notify the DLA Project Manager of the cost to implement the Plan. Within ten (10) Business Days after receipt of the notice, the DLA Project Manager shall notify Digimarc which aspects of the Security Plan to implement and Digimarc shall implement them in accordance with the Plan.

5.             Any cost incurred providing security required by the Security Plan, beyond what is reasonable and customary for a similarly-situated [**] company in the Portland area, will be an Allowable Cost and compensated by BIS accordingly. Digimarc has budgeted [**]. Costs required in excess of this amount may require an adjustment to the [**] and/or Statement of Work.

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SCHEDULE”K-1”

[**] LICENSE AGREEMENT - [**]

This [**] LICENSE AGREEMENT (the “Agreement”) is made

BETWEEN

<<[**] and Address>> (“[**]”)

- AND -

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 9405 SW Gemini Drive, Beaverton, Oregon. U.S.A. 97008 (“Digimarc”)

[**]

Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control (the ¨Digimarc IPR”);

The Bank for International Settlements (“BIS”) possesses or will possess intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note counterfeiting;

Digimarc and [**] have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes [**] (the “Counterfeit Deterrence System” or “CDS”);

[**] desires to obtain a license to certain components of the CDS so it can [**] which include the CDS counterfeit deterring [**].

In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

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I.              DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1           Definitions

“Agreement” means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others and effective 1 January 1999, as amended from time to time;

“Attachment” means a document specified as being attached to this Agreement;

[**]”BIS” refers to Bank for International Settlements, created pursuant to the Hague Agreements of January, 1930, and having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland;

[**]”BIS IPR” [**] BIS [**] the CDS;[**]”BIS License” [**] BIS [**] BIS [**]

“Business Day” means a day that both Digimarc and [**] are open for business at their respective addresses noted above;

“Confidential Information” means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labeled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally, is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and the [**];

[**]”Counterfeit Deterrence System” (or “CDS” or “System”) [**]

“Digimarc IPR” means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

“Digital Watermark” refers to [**] (including [**]) that are [**] from [**] by [**] of [**], which [**] of [**] and yet do not significantly [**] from the aesthetics of the [**] or [**] thereby. Examples include, but are not limited to:

1.             generally imperceptible changes to [**] or placement in [**];

2.                                       [**] of a substrate, where the [**] substantially uniform to human touch;

3.             slight localized changes to [**] or [**] of a printed document;

4.             slight changes to [**]; or

5.             [**] of substantially [**];

“Discloser” means a party which has disclosed or otherwise made available its Confidential Information to the other party;

“DLA Contract Authority” means the individual appointed as such under the BIS License;

[**]

“Effective Date” means the date on which this Agreement is last signed by the parties;

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[**]

“Field of Use” means the field of [**]

“Improvement” means an improvement provided to BIS under clause 2.14 of the BIS License;

“Intellectual Property Rights” or “IPR” means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

[**]

[**]

“[**] License” means Schedule L-1 to the BIS License;

[**]

“Recipient” means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Services” means the Verification Tests and any other service performed by Digimarc under this Agreement;

“Term” means the period commencing on the Effective Date and ending on the earlier of 31 December [**] or the date of termination of this Agreement; and

“Verification Test” means a test or tests developed under the BIS License to determine [**]

1.2           Interpretation - In this Agreement:

1.2.1        unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2        the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3        whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4        unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

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1.2.5        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)                                  this Agreement, excluding Attachments, and

(b)                                 the Attachments;

1.2.6        for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7        the words “includes” or “including” will be construed as meaning “included without limitation” and “including without limitation” as the case may be; and

1.2.8        a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3           Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4           Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

Attachment	Description
Attachment “1”	[**]
Attachment “2”	Problem Report
Attachment “3”	Payment for Services
Attachment “4”	[**]
Attachment “5”	[**]

2.             GRANT OF RIGHTS AND SERVICES

2.1           Subject to the terms of this Agreement, Digimarc hereby grants to [**], a no charge, non-exclusive, non-transferable license under the Digimarc IPR and the BIS IPR, in the Field of Use only, [**]

2.2           [**] acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its forthcoming and prior work with [**], is the property of Digimarc and that [**] has no right to sublicense it. [**] acknowledges that a [**] may not [**]

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2.3                                 [**] acknowledges and agrees that the BIS IPR is the property of its owner and that [**] has no right to sublicense it.

2.4                                 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.5                                Commencing no later than ten (10) Business Days after every written request made during the Term by [**], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt [**]

2.6                                Commencing no later than twenty (20) Business Days after every written request made by [**] during the Term, Digimarc shall conduct Verification Tests of specified [**] on a date or dates agreed between Digimarc and [**] for the charges specified in clause 3.

2.7                                Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver the [**], and grant the foregoing license to [**].

3.                                     SERVICE FEES

3.1                                [**] shall pay to Digimarc a fee for the  Services as detailed below.  The fee for Services provided pursuant to any prior agreements between the parties referenced herein shall be as set forth therein.  Otherwise, the fee for Services provided:

(a)                                 on or before 31 December [**], is as set out in Attachment 3;

(b)                                after 31 December [**], will be no greater than the fee then paid to Digimarc for similar services by Digimarc’s most favoured customer.

3.2                                Shipments of [**], [**] and related documentation shall be by air, Cost, Insurance & Freight (C.I.F.) closest major airport (i.e., Digimarc shall be responsible for transportation and insurance to this port of entry).  Except as otherwise expressly provided in this Agreement, [**] shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the [**] principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by [**] to Digimarc under this Agreement.

3.3                                Digimarc is responsible for, and shall indemnify [**] against, and hold [**] harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the performance of the Services. If required by law, [**] shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

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4.                                      NUMBER NOT USED

5.                                      [**] RESPONSIBILITIES

5.1                                 [**] shall make every reasonable effort, including obtaining a legally binding commitment from all [**], to ensure that the [**] do not use the BIS IPR or the Digimarc IPR, or permit or suffer the BIS IPR or the Digimarc IPR to be used, for any purpose other than [**].

5.2                                 If [**] learns, or has reasonable cause to believe, that any [**] has used, or permitted or suffered to be used, or proposes to use or permit or suffer to be used, the BIS IPR or the Digimarc IPR except as expressly authorised herein, [**] shall immediately notify Digimarc and the DLA Contract Authority, and [**] shall use all reasonable efforts, at its own expense,  to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to [**].  [**] shall, immediately on notice by Digimarc, assign to Digimarc any right of action which [**] may have to prevent any further such use. Following such assignment, [**] shall cooperate with Digimarc to achieve the successful prosecution, or, if elected by Digimarc, settlement, of any such action.

5.3                                 [**] shall promptly report to Digimarc every instance which comes to its attention of:

(i)                                     a failure of the [**] to meet the specifications established under the BIS Agreement in the form of the Problem Report attached as Attachment 2; or

(ii)                                  unauthorised access to the [**] in the possession of a [**]; or

(iii)                               failure of any [**] or [**] provided by Digimarc to [**] in response to the attempted [**].

5.4                                 [**] shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term  of all improvements  relating to (i) Digital Watermarks [**]; (ii) the technology for [**] Digital Watermarks [**], and (iii) the technology for [**] Digital Watermarks [**] (iv) any other part of the CDS, which improvements [**] has made, or caused or permitted to be made, as a result of access to and use of the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date the [**] first learned of the Digimarc Confidential Information.  Following the provision of the information under this clause 5.4, [**] shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

5.5                                 [**] hereby grants to Digimarc a royalty-free, non-exclusive, sub-licensable, worldwide license to use the improvements described in clause 5.4 and in any patents thereon owned or otherwise licenseable by [**].

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5.6                                 Such license shall continue until this Agreement expires or is terminated, or until [**] has no further rights to Digimarc IPR, whichever occurs last.

5.7                                 For greater certainty, the obligations set out in clauses 5.4, 5.5 and 5.6 shall not apply to any such improvement which the [**] can demonstrate would have been made irrespective of access to the Digimarc Confidential Information.

5.8                                 [**] (or Digimarc if [**] so designates), shall conduct Verification Tests on representative samples of [**] the BIS.  A report detailing the results of the Tests shall be prepared and promptly provided to BIS.

5.9                                 If [**] designates Digimarc to conduct the tests:

(i)                                     on or before December 31, [**], [**] shall pay Digimarc the fees set out in  Attachment 3;

(ii)                                  after December 31, [**], [**] shall pay Digimarc the fees then paid to Digimarc for similar services by Digimarc’s most favoured customer.

5.10                           In the event that said Tests do not indicate, to [**] satisfaction, that [**] standards detailed in the Verification Tests, [**] will require the [**] to immediately take whatever corrective action(s) [**] considers appropriate.

5.11                           [**] shall advise Digimarc in writing in advance of any changes which [**] may, at its sole discretion, make from time to time to the information set forth in Attachments 4 and 5.

6.                                      CONFIDENTIALITY

6.1                                 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use,  reproduce or disclose the Confidential Information of the Discloser for any  purpose other than as reasonably necessary to comply with its obligations  under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

6.2                                 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no  less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

6.3                                 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

6.4                                 A Recipient may, on a need to know basis, and only for the purposes  described in clause 6.1, give the other party’s Confidential Information to the Recipient’s employees or

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authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 6.

6.5                                 The obligations set out in this clause 6 will not apply to any Confidential Information that:

(a)                                  is or becomes publicly available other than through the fault of the Recipient;

(b)                                 was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)                                  was or is lawfully disclosed to the  Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d)                                 is required by law to be disclosed  provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

6.6                                 [**] shall not make any disclosure of Digimarc Confidential Information to [**] which is not licensed by Digimarc, except as expressly and previously authorized in writing by Digimarc.  Disclosure to [**] shall only be made if and to the extent reasonably necessary for [**] to fulfill its obligations to [**].

6.7                                 The obligations of the parties under this clause 6 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

6.8                                 Nothing in this Agreement shall be construed to require [**] to disclose any information which is confidential to a third party including for greater certainty [**].

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7.                                      INTELLECTUAL PROPERTY INDEMNIFICATION

7.1                                 [**] shall provide Digimarc with prompt written notice of any claim, demand or action against [**] based on an allegation that the  Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a “Claim”).

7.2                                 Subject to the limitations set out in clauses 7.3 to 7.6 inclusive, Digimarc shall, at its own expense:

(a)                                  negotiate the resolution of any such Claim;

(b)                                 pay all costs associated with the Claim; and

(c)                                  defend any action based on the Claim.

7.3                                 [**] shall, at Digimarc’s expense, comply with all reasonable requests by Digimarc for assistance from [**] in connection with the settlement or defence of the Claim.

7.4                                 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 7, Digimarc shall indemnify [**]  against and save [**] harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to 31 December [**].  The obligation set out in this clause 7 shall not apply in respect of any settlement made by [**] without the consent of Digimarc.

7.5                                 For the purposes of clauses 7.2 through 7.4 inclusive, “Claim” shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

7.6                                 The provisions of this Section 7 shall apply to any prior Agreements between the parties referenced herein as if fully set forth therein.

8.                                      REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1                                 Digimarc represents, warrants and undertakes to [**] that from and after the Effective Date:

(a)                                  the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services  that would be expected of an expert [**] of the same or similar type as the [**] which comprises the [**];

(b)                                 Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Delaware, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

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(c)                                  to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d)                                 this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e)                                  Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

8.2                                 Digimarc represents, warrants and undertakes to [**] that:

(a)                                  incorporated as part of its [**];

(b)                                 [**] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to “viruses” or “worms” as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

(i)                                     lock, disable or erase the [**] or any data which is loaded on the [**] so as to prevent full use of the [**] by authorized persons; or

(ii)                                  require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use the [**];

(c)         the source code for the [**] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and for greater certainty, the [**] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

9.                                     REPRESENTATIONS AND WARRANTIES OF [**]

9.1                              [**] represents and warrants to Digimarc that:

(a)                                 [**] has full power and authority to enter into this Agreement; and

(b)                                this Agreement when executed and delivered by [**] shall constitute a valid, binding and enforceable obligation of [**].

9.2                                 [**] makes no representations, warranties or undertakings that [**] has any right to grant the licenses required to be granted by clause 5.5 and Digimarc shall be solely responsible for

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determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and [**] hereby disclaims all liability in connection therewith.

10.                               TERM AND TERMINATION

10.1                           This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

10.2                           Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

10.3                           Upon termination of this Agreement:

(a)                                  all rights granted to [**] under this Agreement will immediately terminate.  No interest in any such rights will thereafter remain with [**],except that [**] that have already been produced will continue to be licensed, but no further production of [**] for [**] shall be permitted; and

(b)                                 each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the  Discloser’s Confidential Information in the party’s possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

10.4                           No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party’s breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

10.5                           Upon termination of the BIS License by Digimarc for cause, the rights of the [**] hereunder to use the Digimarc IPR shall be deemed to be restricted to the [**] as of the date of such termination.

11.                             DISPUTE RESOLUTION

11.1                           Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

11.2                           Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, [**] may in its sole discretion instruct Digimarc to

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continue to perform services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 3.1.

12.                              MISCELLANEOUS PROVISIONS

12.1                        Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                 each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b)                                the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c)                                 a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

12.2                          Notices.   All notices under this Agreement shall be delivered by fax or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below, as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

12.3                           Any notice to [**] shall be sent to both of, and any notice from [**] shall be sent by either:

Name 1	Name 2
Address 1	Address 2

12.4                           Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Robert Chamness	Mr. Scott Carr
Vice President and General Counsel	President, Digimarc Watermarking Solutions
Digimarc Corporation	Digimarc Corporation
9405 SW Gemini Drive	9405 SW Gemini Drive
Beaverton, OR 97008	Beaverton, OR 97008
Fax: (503) 469-4777	Fax: (503) 469-4777

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12.5                           A copy of every notice sent by either party shall be sent to: [**] Bank for International Settlements,[**].

12.6                           A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

12.7                           Severability.  If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

12.8                           Counterparts.  This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

12.9                           Entire Agreement.  With the exception of any prior agreements between the parties referenced herein, this Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.  In case of a conflict of any prior agreements between the parties referenced herein and this Agreement, the latter shall control.

12.10                     Amendments.    No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

12.11                     Waiver.   No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

12.12                     Assignment and Successors.    This Agreement may not be assigned by [**] without Digimarc’s consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

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12.13                     Captions.   Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

12.14                     Disclaimer of Agency.   Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party.  No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

12.15                     Publicity.   The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

12.16                     Effectiveness.  This Agreement shall not be effective until it is signed by both of the parties.

12.17                     Ambiguities.   Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

12.18                     Survival.    All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 3.2, 3.3, 5.1, 5.2, 5.5, 5.6, 6, 7,11, and 12 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

DIGIMARC CORPORATION	<< [**]>>
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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ATTACHMENT 1

[**]

[**] will cause the following [**] to take place:

(a)                                  [**]

[**](b)           [**]

[**](c)            [**]

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ATTACHMENT 2

PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

•                  Date problem was encountered

•                  Detailed description of the problem, including the frequency with which the problem occurs

•                  Name and version number of the program / system component that exhibits the problem

•                  Step by step instructions to reproduce the problem

•                  All data files required to reproduce the problem

•                  [**]Manufacturer and Model

•                  CPU type and speed

•                  Amount of memory

•                  Operating System and Version

•                  Disk Configuration (number of drives, total space per drive, free space per drive)

•                  Display Adapter Model, Resolution, Number of colors

•                  Peripheral configuration (where applicable)[**]TWAIN driver and version number

•                  [**]

•                  Severity of problem

•                  Contact information for person to contact for further information (name, phone number, FAX number, email address)

[**] agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

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ATTACHMENT 3

PAYMENT FOR SERVICES

Digimarc shall bill [**] for services in one hour increments at the following hourly rates:

Technical/Design Consultant	[**]
Senior Engineer	[**]
R&D/Engineering Executive	[**]
Project Manager	[**]
Administrator/Scheduler	[**]

Fees for services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services.  Invoices are due thirty (30) days from the date of receipt of a correct invoice.  A late charge of 1.5% per month will be charged on any late payments.  All fees are due and payable in US funds.

[**] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Verification Tests and other services.  Expenses will be itemized and reported by category.  Out-of-pocket expenses will not be “marked up” by Digimarc.  Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Verification Tests and other services.  All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice.  Supporting receipts and vouchers will be available for review at Digimarc’s offices.  A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any governments other than the United States of America.

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ATTACHMENT 4

IDENTIFICATION OF [**]

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ATTACHMENT 5

[**]

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SCHEDULE “K-2”

[**] LICENSE AGREEMENT - [**]

This [**] LICENSE AGREEMENT (the “Agreement”) is made

BETWEEN

<name and address of [**]> (“[**]”)

- AND -

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 9405 SW Gemini Drive, Beaverton, OR 97006 (“Digimarc”)

RECITALS

Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control (the “Digimarc IPR”); and

The Bank for International Settlements (“BIS”) possesses or will possess intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note counterfeiting; and

Digimarc and [**] have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes [**] (the “Counterfeit Deterrence System” or “CDS”); and

[**] desires to obtain a license to certain components of the CDS so it can have [**] which include the CDS counterfeit deterring [**].

In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

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I.                                         DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1                                 Definitions

“Agreement” means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others effective 1 January 1999, as amended from time to time;

“Attachment” means a document specified as being attached to this Agreement;

[**]”BIS” refers to Bank for International Settlements, created pursuant to the Hague Agreements of January, 1930, and having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland;

[**]”BIS IPR” [**] BIS [**] the CDS;[**]”BIS License” [**] BIS [**] BIS [**]

“Business Day” means a day that both Digimarc and [**] are open for business at their respective addresses noted above;

“Confidential Information” means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labelled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally, is or was information that by its nature would be understood to be confidential to the Discloser.  For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and [**];

[**]”Counterfeit Deterrence System” (or “CDS” or “System”) [**]

“Digimarc IPR” means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

“Digital Watermark” refers to [**] (including [**]) that are [**] from [**] by [**] of [**], which [**] of [**] and yet do not significantly [**] from the aesthetics of the [**] or [**] thereby.  Examples include, but are not limited to:

1.                                       generally imperceptible changes to [**] or placement in [**];

2.                                       [**] of a substrate, where the [**] substantially uniform to human touch;

3.                                       slight localized changes to [**] or [**] of a printed document;

4.                                       slight changes to [**]; or

5.               [**] of substantially [**];

“Discloser” means a party which has disclosed or otherwise made available its Confidential Information to the other party;

“DLA Contract Authority” means the individual appointed as such under the BIS License;

[**]

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[**]

[**]

[**]

“Effective Date” means the date on which this Agreement is last signed by the parties;

[**]

“Field of Use” means the field of [**];

“Improvement” means an improvement provided to BIS under clause 2.14 of the BIS License;

“Intellectual Property Rights” or “IPR” means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

[**]

[**]

“[**] License” means Schedule L-2 to the BIS License;

[**]

“Recipient” means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Services” means the Verification Tests and any other service performed by Digimarc under this Agreement;

“Term” means the period commencing on the Effective Date and ending on the earlier of 31 December [**] or the date of termination of this Agreement; and

“Verification Test” means a test or tests developed under the BIS License  to determine if a [**].

1.2                                 Interpretation - In this Agreement:

1.2.1                        unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2                        the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3                        whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

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1.2.4                        unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5                        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)                                  this Agreement, excluding Attachments, and

(b)                                 the Attachments;

1.2.6                        for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7                        the words “includes” or “including” will be construed as meaning “included without limitation” and “including without limitation” as the case may be; and

1.2.8                        a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3                                 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4                                 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

Attachment	Description
Attachment “1”	[**]
Attachment “2”	Opinion of Counsel
Attachment “3”	Problem Report
Attachment “4”	Payment for Services
Attachment “5”	[**]
Attachment “6”	[**]

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2.                                      GRANT OF RIGHTS AND SERVICES

2.1                                 Subject to the terms of this Agreement, Digimarc hereby grants to [**], a no charge,  non-exclusive, non-transferable license under the Digimarc IPR and the BIS IPR, in the Field of Use only, [**].

2.2                                 [**] acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work [**], is the property of Digimarc and that [**] has no right to sublicense it. [**] acknowledges that [**] may not [**].

2.3                                 [**] acknowledges and agrees that the BIS IPR is the property of its owner and that [**] has no right to sublicense it.

2.4                                 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.5                                 Commencing no later than ten (10) Business Days after every written request made during the Term by [**], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt [**]

2.6                                 Commencing no later than twenty (20) Business Days after every written request made by [**] during the Term, Digimarc shall conduct Verification Tests of specified [**] on a date or dates agreed between Digimarc and [**] for the charges specified in clause 3.

2.7                                 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver the [**], and grant the foregoing license to [**].

3.                                      SERVICE FEES

3.1                                 [**] shall pay to Digimarc a fee for the Services as detailed below.  The fee for Services provided:

(a)                                  on or before 31 December [**], is as set out in Attachment 4;

(b)                                 after 31 December [**], will be no greater than the fee then paid to Digimarc for similar services by Digimarc’s most favoured customer.

3.2                                 Shipments of [**], [**] and related documentation shall be by air, Cost, Insurance and Freight (C.I.F.) closest major airport (i.e., Digimarc shall be responsible for transportation and insurance to this port of entry).  Except as otherwise expressly provided in this Agreement, [**] shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the [**] principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by [**] to Digimarc under this Agreement.

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3.3                                 Digimarc is responsible for, and shall indemnify [**] against, and hold [**] harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the performance of the Services. If required by law, [**] shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

4.                                      OPINION OF COUNSEL

4.1                                 Before introducing [**] shall obtain and forward to Digimarc a written opinion of counsel substantially in the form attached as Attachment 2 that confirms:

(a)                                  the validity and enforceability of the terms of this Agreement, under the laws of the jurisdiction where [**] resides; and

(b)                                 the legality of each [**] under the laws of the jurisdiction where [**] resides.

4.2                                 Digimarc shall not unreasonably withhold its consent to any qualifications which [**] counsel may require to be made to such opinion.

5.                                      [**] RESPONSIBILITIES

5.1                                 [**] shall make every reasonable effort, including obtaining a legally binding commitment from all [**], to ensure that the [**] do not use the BIS IPR or the Digimarc IPR, or permit or suffer the BIS IPR or the Digimarc IPR to be used, for any purpose other than [**].

5.2                                 If [**] learns, or has reasonable cause to believe, that any [**] has used, or permitted or suffered to be used, or proposes to use or permit or suffer to be used, the BIS IPR or the Digimarc IPR except as expressly authorised herein, [**] shall immediately notify Digimarc and the DLA Contract Authority, and [**] shall use all reasonable efforts, at its own expense,  to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to [**].  [**] shall, immediately on notice by Digimarc, assign to Digimarc any right of action which [**] may have to prevent any further such use. Following such assignment, [**] shall cooperate with Digimarc to achieve the successful prosecution, or, if elected by Digimarc, settlement, of any such action.

5.3                                 [**] shall promptly report to Digimarc every instance which comes to its attention of:

(i)                   a failure of the [**] to meet the specification established under the BIS [**] in the form of the Problem Report attached as Attachment 3; or

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(ii)                unauthorised access to the [**] in the possession of a [**]; or

(iii)             failure of any [**] or [**] provided by Digimarc to [**] in response to the attempted [**].

5.4                                 [**] shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term  of all improvements  relating to (i) Digital Watermarks [**]; (ii) the technology for [**] Digital Watermarks [**], and (iii) the technology for [**] Digital Watermarks [**] and (iv) any other part of the CDS, which improvements [**] has made, or caused or permitted to be made, as a result of access to and use of the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date [**] first learned of the Digimarc Confidential Information.  Following the provision of the information under this clause 5.4, [**] shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

5.5                                 [**] hereby grants to Digimarc a royalty-free, non-exclusive, sub-licensable, worldwide license to use the improvements described in clause 5.4 and in any patents thereon owned or otherwise licenseable by [**].

5.6                                 Such license shall continue until this Agreement expires or is terminated, or until [**] has no further rights to Digimarc IPR, whichever occurs last.

5.7                                 For greater certainty, the obligations set out in clauses 5.4, 5.5 and 5.6 shall not apply to any such improvement which the [**] can demonstrate would have been made irrespective of access to the Digimarc Confidential Information.

5.8                                 [**] (or Digimarc if [**] so designates), shall conduct Verification Tests on representative samples [**] the BIS.  A report detailing the results of the Tests shall be prepared and promptly provided to BIS.

5.9                                 If [**] designates Digimarc to conduct the tests:

(i)                   on or before December 31, [**], [**] shall pay Digimarc the fees set out in  Attachment 4;

(ii)                after December 31, [**], [**] shall pay Digimarc the fees then paid to Digimarc for similar services by Digimarc’s most favoured customer.

5.10                           In the event that said Tests do not indicate, to [**] satisfaction, that [**] standards detailed in the Verification Tests, [**] will require the [**] to immediately take whatever corrective action(s) [**] considers appropriate.

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5.11                           [**] shall advise Digimarc in writing in advance of any changes which [**] may, at its sole discretion, make from time to time to the information set forth in Attachments 5 and 6.

6.                                      CONFIDENTIALITY

6.1                                 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use,  reproduce or disclose the Confidential Information of the Discloser for any  purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

6.2                                 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no  less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

6.3                                 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

6.4                                 A Recipient may, on a need to know basis, and only for the purposes  described in clause 6.1, give the other party’s Confidential Information to the Recipient’s employees or  authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 6.

6.5                                 The obligations set out in this clause 6 will not apply to any Confidential Information that:

(a)                                  is or becomes publicly available other than through the fault of the Recipient;

(b)                                 was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)                                  was or is lawfully disclosed to the  Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d)                                 is required by law to be disclosed  provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

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Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

6.6                                 [**] shall not make any disclosure of Digimarc Confidential Information to [**] which is not licensed by Digimarc, except as expressly and previously authorized in writing by Digimarc.  Disclosure [**] shall only be made if and to the extent reasonably necessary for [**] to fulfill its obligations to [**].

6.7                                 The obligations of the parties under this clause 6 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

6.8                                 Nothing in this Agreement shall be construed to require [**] to disclose any information which is confidential to a third party including for greater certainty [**].

7.                                      INTELLECTUAL PROPERTY INDEMNIFICATION

7.1                                 [**] shall provide Digimarc with prompt written notice of any claim, demand or action against [**] based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a “Claim”).

7.2                                 Subject to the limitations set out in clauses 7.3 to 7.7 inclusive, Digimarc shall, at its own expense:

(a)                                  negotiate the resolution of any such Claim;

(b)                                 pay all costs associated with the Claim; and

(c)                                  defend any action based on the Claim.

7.3                                 [**] shall, at Digimarc’s expense, comply with all reasonable requests by Digimarc for assistance from [**] in connection with the settlement or defence of the Claim.

7.4                                 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 7, Digimarc shall indemnify [**] and all of  the [**] against and save [**] and all [**] harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to 31 December [**].  The obligation set out in this clause 7 shall not apply in respect of any settlement made by [**] without the consent of Digimarc.

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7.5                                 The liability of Digimarc under clause 7.4 of this Agreement and under the equivalent clause of every other licence or consulting agreement entered into between Digimarc and [**] and [**] pursuant to the provisions of the BIS License will not exceed the Indemnity Limit as defined in clause 7.6 below.

7.6                                 The Indemnity Limit shall be [**], or such higher amount as notified by Digimarc from time to time.

7.7                                 For the purposes of clauses 7.2 through 7.6 inclusive, “Claim” shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

7.8                                 The provisions of this Section 7 shall apply to any prior Agreements between the parties referenced herein as if fully set forth therein.

8.                                      REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1                                 Digimarc represents, warrants and undertakes to [**] that from and after the Effective Date:

(a)                                  the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services  that would be expected of an expert [**] of [**] of the same or similar type as the [**] which comprises the [**];

(b)                                 Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Delaware, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c)                                  to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d)                                 this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e)                                  Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

8.2                                 Digimarc represents, warrants and undertakes to [**] that:

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(a)                                  incorporated as part of [**];

(b)                                 [**] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to “viruses” or “worms” as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

(i)                                     lock, disable or erase the [**] or any data which is loaded on the [**] so as to prevent full use of the [**] by authorized persons; or

(ii)                                  require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use the [**];

(c)                                  the source code for the [**] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and for greater certainty, the [**] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

9.                                      REPRESENTATIONS AND WARRANTIES OF [**]

9.1                               [**] represents and warrants to Digimarc that:

(a)                                  [**] has full power and authority to enter into this Agreement; and

(b)                                 this Agreement when executed and delivered by [**] shall constitute a valid, binding and enforceable obligation of [**].

9.2                                 [**] makes no representations, warranties or undertakings that [**] has any right to grant the licenses required to be granted by clause 5.5 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and [**] hereby disclaims all liability in connection therewith.

10.                               TERM AND TERMINATION

10.1                           This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

10.2                           Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

10.3                           Upon termination of this Agreement:

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(a)                                  all rights granted to [**] under this Agreement will immediately terminate.  No interest in any such rights will thereafter remain with [**], except that [**] that have already been produced will continue to be licensed, but no further production of [**] for [**] shall be permitted; and

(b)                                 each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the  Discloser’s Confidential Information in the party’s possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

10.4                           No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party’s breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

10.5                           Upon termination of the BIS License by Digimarc for cause, the rights of the [**] hereunder to use the Digimarc IPR shall be deemed to be restricted to the [**] as of the date of such termination.

11.                             DISPUTE RESOLUTION

11.1                           Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

11.2                           Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, [**] may in its sole discretion instruct Digimarc to continue to perform services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 3.1.

12.                               MISCELLANEOUS PROVISIONS

12.1                           Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                  each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b)                                 the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

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(c)                                  a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

12.2                           Notices.   All notices under this Agreement shall be delivered by fax or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below, as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

12.3                           Any notice to [**] shall be sent to both of, and any notice from [**] shall be sent by either:

Name1	Name2
Address1	Address2

12.4                           Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Robert Chamness	Mr. Scott Carr
Vice President and General Counsel	President Digimarc
Digimarc Corporation	Watermarking Solutions
9405 SW Gemini Drive	Digimarc Corporation
Beaverton, OR 97008	9405 SW Gemini Drive
Fax: (503) 469-4777	Beaverton, OR 97008
Fax: (503) 469-4777

12.5                           A copy of every notice sent by either party shall be sent to: [**], Bank for International Settlements,[**].

12.6                           A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

12.7                           Severability.  If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

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12.8                           Counterparts.  This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

12.9                           Entire Agreement.  This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

12.10                     Amendments.    No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

12.11                     Waiver.   No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

12.12                     Assignment and Successors.    This Agreement may not be assigned by [**] without Digimarc’s consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

12.13                     Captions.   Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

12.14                     Disclaimer of Agency.   Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party.  No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

12.15                     Publicity.   The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the

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CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

12.16                   Effectiveness.  This Agreement shall not be effective until it is signed by both of the parties.

12.17                   Ambiguities.   Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

12.18                   Survival.    All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 3.2, 3.3, 5.1, 5.2, 5.5, 5.6, 6, 7, 11, and 12 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

DIGIMARC CORPORATION	<[**]>

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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ATTACHMENT 1

[**]

The [**] will cause the following [**] to take place:

(a)                                  [**]

(b)                                 [**]

(c)                                  [**] by {date TBD} [**]

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ATTACHMENT 2

DRAFT OPINION OF COUNSEL

Digimarc Corporation

9405 SW Gemini Drive

Beaverton, OR 97008

USA

Attention:

President and CEO

Dear:

In connection with your proposal to grant a license to <[**]> to use the Counterfeit Deterrence System and for no other purpose, we confirm that:

(a)                                  each provision of this Agreement is valid and enforceable against <[**]> under the laws of <name of jurisdiction>; and

(b)                                 none of the [**] described below, at the time of writing, contravenes any law, regulation, policy, principle, or doctrine in effect in the jurisdiction of the <principal place of business/head office> of <[**]>.

<[**]>

Yours truly,

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ATTACHMENT 3

PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

•                  Date problem was encountered

•                  Detailed description of the problem, including the frequency with which the problem occurs

•                  Name and version number of the program / system component that exhibits the problem

•                  Step by step instructions to reproduce the problem

•                  All data files required to reproduce the problem

•                  [**]Manufacturer and Model

•                  CPU type and speed

•                  Amount of memory

•                  Operating System and Version

•                  Disk Configuration (number of drives, total space per drive, free space per drive)

•                  Display Adapter Model, Resolution, Number of colors

•                  Peripheral configuration (where applicable)[**]TWAIN driver and version number

•                  [**]

•                  Severity of problem

•                  Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform  reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

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ATTACHMENT 4

PAYMENT FOR SERVICES

Digimarc shall bill [**] for services in one hour increments at the following hourly rates:

Technical/Design Consultant	[**]
Senior Engineer	[**]
R&D/Engineering Executive	[**]
Project Manager	[**]
Administrator/Scheduler	[**]

Fees for services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services.  Invoices are due thirty (30) days from the date of receipt of a correct invoice.  A late charge of 1.5% per month will be charged on any late payments.  All fees are due and payable in US funds.

[**] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Verification Tests and other services.  Expenses will be itemized and reported by category.  Out-of-pocket expenses will not be “marked up” by Digimarc.  Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Verification Tests and other services.  All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice.  Supporting receipts and vouchers will be available for review at Digimarc’s offices.  A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any governments other than the United States of America.

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ATTACHMENT 5

IDENTIFICATION OF [**]

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ATTACHMENT 6

[**]

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SCHEDULE “L-1”

[**] LICENSE AGREEMENT - [**]

This [**] LICENSE AGREEMENT (the “Agreement”) is made

BETWEEN

<name and address of Licensee> (“Licensee”)

- AND -

DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 9405 SW Gemini Drive, Beaverton, Oregon. U.S.A.  97006 (“Digimarc”)

“[**]”

RECITALS

Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control;

The Bank for International Settlements (“BIS”) possesses or will possess intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note counterfeiting; and

Digimarc and BIS have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes[**] and [**] (the “Counterfeit Deterrence System” or “CDS”); and

Digimarc is licensing its CDS [**] authorized by a duly licensed [**], and

Licensee, having been authorized by a duly licensed [**], desires access to such technology so that Licensee can include Digimarc’s [**];

In consideration of these premises, the covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

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1.                                      DEFINITIONS AND PRINCIPLES OF INTERPRETATION

In this Agreement:

“Agreement” means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others effective 1 January 1999, as amended from time to time;

“Attachment” means a document specified as being attached to this Agreement;

[**]”BIS” refers to Bank for International Settlements, created pursuant to the Hague Agreements of January, 1930, and having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland;

[**]”BIS Agreement” [**] BIS [**] BIS [**]”BIS IPR” [**] BIS [**] the CDS;

“Business Day” means a day on which both Digimarc and Licensee are open for business at their respective addresses noted above;

“Confidential Information” means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labeled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and the [**]

[**]”Counterfeit Deterrence System” (“CDS” or “System”) [**]

“Consulting Services” means the Integration Support and all other services that Digimarc provides to Licensee regarding [**], and such other matters as Licensee may request and Digimarc agrees to provide, pursuant to this Agreement;

“Digimarc IPR” means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

“Digital Watermark” refers to [**] (including [**]) that are [**] from [**] by [**] of [**], which [**] of [**] and yet do not significantly [**] from the aesthetics of the [**] or [**] thereby.  Examples include, but are not limited to:

1.                                       generally imperceptible changes to [**] or placement in [**];

2.                                       [**] of a substrate, where the [**] substantially uniform to human touch;

3.                                       slight localized changes to [**] or [**] of a printed document;

4.                                       slight changes to [**]; or

5.                                       [**] of substantially [**];

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“Discloser” means a party that has disclosed or otherwise made available its Confidential Information to the other party;

[**]

“Effective Date” means the later of the date on which this Agreement is last signed by the parties and the date on which Digimarc receives written notice from the [**] that the Licensee is authorized to [**];

[**]

“Field of Use” means the field of [**];

“Improvement” means an improvement provided to BIS under clause 2.14 of the BIS Agreement;

“Installation” means installation of the Digimarc [**] in accordance with in the design work flow of the Licensee.

“Integration Support” means the consulting and programming services to be provided by Digimarc to Licensee to assist Licensee to [**];

“Intellectual Property Rights” or “IPR” means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

“[**]” means the [**] named above;

[**]

“Recipient” means the party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Services” means Installation, the Verification Tests, the Training, and the Consulting Services, or any of them;

“Term” means the period commencing on the Effective Date and ending on the earlier of 31 December [**] or the date of termination of this Agreement;

“Training” means the training in the use of the [**] described in Attachment 6; and

“Verification Test” means a test or tests developed under the BIS Agreement to determine [**].

1.2                                 Interpretation - In this Agreement:

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1.2.1                        unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2                        the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3                        whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then, the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4                        unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5                        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)                                  this Agreement, excluding Attachments, and

(b)                                 the Attachments;

1.2.6                        for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7                        the words “includes” or “including” will be construed as meaning “included without limitation” and “including without limitation” as the case may be; and

1.2.8                        a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3                                 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4                                 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

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Attachment	Description
Attachment”1”	[**]
Attachment “2”	Problem Report
Attachment “3”	Payment for Services
Attachment “4”	[**]
Attachment “5”	[**]
Attachment “6”	Training

2.                                      GRANT OF RIGHTS

2.1                                 Subject to the terms of this Agreement, Digimarc hereby grants to Licensee a no charge non-exclusive, non-transferable license in the Field of Use to use the [**], the Digimarc IPR and the BIS IPR at the Facilities to:

(a)                                  [**];

(b)                                 [**];

(c)                                  [**]; and

(d)                                 [**] to [**].

2.2                                 For greater certainty, the foregoing license applies [**].

2.3                                 Licensee shall not use the [**], the Digimarc IPR or the BIS IPR at, or transfer the Digimarc IPR or BIS IPR to, any place other than the Facilities.

2.4                                 Licensee acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with Licensee under this Agreement is the property of Digimarc and that, except as otherwise expressly set out in this Agreement, Licensee has no right to sublicense it. Licensee acknowledges that it may [**] unless and until, and only during such period, that [**] is licensed therefore by Digimarc.

2.5                                 Licensee acknowledges and agrees that the BIS IPR is the property of its owner and that Licensee has no right to sublicense it.

2.6                                 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.7                                 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver [**], and grant the associated licenses to Licensee.

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2.8                                 Digimarc shall inform Licensee within thirty (30) days after the end of each calendar quarter during the Term of all Improvements relating to [**] which Improvements Digimarc has made, or caused or permitted to be made, during the course of its work with Licensee under this Agreement.  Following the provision of the information under this clause 2.8, Digimarc shall provide to Licensee within a reasonable period of time following request, the Technical Information for those Improvements requested by Licensee in writing.

2.9                                 Digimarc hereby grants to Licensee a royalty-free, non-exclusive, sub-licenseable worldwide license to use the Improvements described in clause 2.8 and in any patents thereon owned or otherwise licenseable by Digimarc.  Such license shall continue until this Agreement expires or is terminated or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

2.10                           For greater certainty, the obligations set out in clauses 2.8 and 2.9 shall not apply to any such Improvements which Digimarc can demonstrate would have been made irrespective of Digimarc’s work with Licensee under this Agreement.

3.                                      SERVICES

3.1                                 Digimarc shall ship [**] to the Licensee within ten (10) Business Days after the Effective Date or after instructions from the [**] whichever is later. The shipment shall be by air, Cost, Insurance and Freight (C.I.F.) closest major airport (i.e., Digimarc shall be responsible for transportation and insurance to this port of entry).

3.2                                 Digimarc shall provide Installation of the [**] at Licensee’s [**] for the fees described in clause 4.  The Installation will take no more than ten (10) person days, provided the site is prepared according to a site preparation guide to be provided to Licensee by Digimarc reasonably prior to Installation.

3.3                                 Digimarc shall provide the Training to Licensee within ten (10) Business Days after  completion of installation of the [**] or at such other time as the parties may agree for the fees described in clause 4.  The [**] training will be designed to be delivered by one trainer in five days for up to two trainees, provided the trainees [**].

3.4                                 No later than sixty (60) Business Days after every written request made by Licensee during the Term, Digimarc shall provide Integration Support to Licensee on a date or dates agreed between Digimarc and the Licensee for the fees described in clause 4.

3.5                                 Commencing no later than twenty (20) Business Days after every written request made by Licensee during the Term, Digimarc shall conduct Verification Tests of [**] on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4.

3.6                                 Commencing no later than five (5) Business Days after every written request therefore made by Licensee during the Term, Digimarc shall schedule Consulting Services, which Services

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shall commence not less than thirty (30) Business Days after the written request or at such other time agreed between Digimarc and Licensee.

3.7                                 Digimarc shall periodically apprise Licensee of Improvements which Digimarc makes to the [**].  Rights to employ such Improvements shall automatically be granted to Licensee pursuant to the terms of clause 2 at no additional charge to Licensee.

4.                                      FEES

4.1                                 Licensee shall pay to Digimarc a fee for the Services as detailed below.  The fee for Services provided:

(a)                                  on or before 31 December [**], is as set out in Attachment 3;

(b)                               after 31 December [**], will be no greater than the fee then paid to Digimarc for similar services by Digimarc’s most favoured customer.

4.2                                 Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the Licensee’s principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3                                 Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the performance of the Services. If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to  Digimarc and remit them to the appropriate authorities.

5.                                      NUMBER NOT USED

6.                                      LICENSEE RESPONSIBILITIES

6.1                                 Licensee shall promptly report to Digimarc every instance which comes to its attention of:

(i)                                     [**] to meet the specifications established under the  BIS Agreement in the form of the Problem Report attached as Attachment 2;

(ii)                                  unauthorised access to the [**] in the possession of  Licensee; or

(iii)                               [**]

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6.2                                 Licensee shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [**]; (ii) [**] Digital Watermarks [**], (iii) [**] Digital Watermarks [**] and (iv) any other part of the CDS, which improvements Licensee has made, or caused or permitted to be made, as a result of knowledge of Digimarc Confidential Information.  The first such information shall be provided to Digimarc within thirty (30) days after the Effective Date and shall cover improvements made from the date Licensee first learned of  the Digimarc Confidential Information. Following the provision of the information under this clause 6.2, Licensee shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

6.3                                 Licensee hereby grants to Digimarc a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause 6.2 and in any patents thereon owned or otherwise licenseable by Licensee.

6.4                                 Such license shall continue until this Agreement expires or is terminated, or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

6.5                                 For greater certainty, the obligations set out in clauses 6.2, 6.3, and 6.4 shall not apply to any such improvement which the Licensee can demonstrate would have been made irrespective of knowledge of the Digimarc Confidential Information.

6.6                                 Licensee shall, as directed by [**], cooperate fully with [**] and/or Digimarc in all matters concerning testing of [**] to confirm that they pass the Verification Tests.

7.                                      REPRESENTATIONS AND WARRANTIES OF DIGIMARC.

7.1                                General - Digimarc represents, warrants and undertakes to Licensee that from and after the Effective Date:

(a)                                  the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of an expert [**] of the same or similar type as the [**] which comprises the [**];

(b)                                 Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Delaware, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c)                                  to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

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(d)                                 this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e)                                  Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

7.2                                 Digimarc represents, warrants and undertakes to Licensee that:

(a)                                  [**] provided to Licensee hereunder will, for a period of one hundred eighty (180) days following the date on which the production of the [**] first commences, meet the specifications for that version of [**] accepted by BIS;

(b)                                 until the last day of the Term, [**]; and

(c)                                  incorporated as part of its installation and integration practices and procedures are those measures and security procedures commercially and reasonably available on the date for delivery of a component of [**] to search for, detect and eliminate software viruses in [**] that could interfere with the use of [**] or corrupt, interfere with or damage any data;

(d)                                 the [**] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to “viruses” or “worms” as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

(i)                                     lock, disable or erase [**] or any data which is loaded on [**] so as to prevent full use of [**] by authorized persons; or

(ii)                                  require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use [**];

(e)                                  the source code for [**] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and , for greater certainty, the [**] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

7.3                                 If [**] fails to meet the relevant Specifications then Digimarc shall, within thirty (30) days after receipt of written notice of the failure from Licensee, on the form  attached as Attachment 2, rectify the failure and provide a [**] to Licensee.

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8.                                      REPRESENTATIONS AND WARRANTIES OF LICENSEE

8.1                                 Licensee represents and warrants to Digimarc that:

(a)                                  Licensee has full power and authority to enter into this Agreement; and

(b)                                 this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

8.2                                 Licensee makes no representations, warranties or undertakings that Licensee has any right to grant the licenses required to be granted by clause 6.3 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and Licensee and hereby disclaims all liability in connection therewith.

9.                                      CONFIDENTIALITY

9.1                                 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use,  reproduce or disclose the Confidential Information of the Discloser for any  purpose  other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

9.2                                 The Recipient shall  protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no  less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

9.3                                 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

9.4                                 A Recipient may, on a need to know basis, and only for the purposes described in clause  9.1, give the other party’s Confidential Information to the Recipient’s employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause  9.

9.5                                 The obligations set out in this clause 9 will not apply to any Confidential Information that:

(a)                                  is or becomes publicly available other than through the fault of the Recipient;

(b)                                 was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)                                  was or is lawfully disclosed to the  Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without

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restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d)                                 is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

9.6                                 The obligations of the parties under this clause 9 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

9.7                                 Nothing in this Agreement shall be construed to require Licensee to disclose any information which is confidential to a third party including for greater certainty a Licensed [**]

10.                                 INTELLECTUAL PROPERTY INDEMNIFICATION

10.1                           Licensee shall provide Digimarc with prompt written notice of any claim, demand or action against Licensee based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a “Claim”).

10.2                           Subject to the limitations set out in clauses 10.3 to 10.7 inclusive, Digimarc shall, at its own expense:

(a)                                  negotiate the resolution of any such Claim;

(b)                                 pay all costs associated with the Claim; and

(c)                                  defend any action based on the Claim.

10.3                           Licensee shall, at Digimarc’s expense, comply with all reasonable requests by Digimarc for assistance from Licensee in connection with the settlement or defense of the Claim.

10.4                           Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 10, Digimarc shall indemnify Licensee against and save Licensee harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to 31 December [**].  The

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obligation set out in this clause 10 shall not apply in respect of any settlement made by Licensee without the consent of Digimarc.

10.5                           The liability of Digimarc under clause 10.4 of this Agreement and under the equivalent clause of every other licence or consulting agreement entered into between Digimarc and [**] and [**] pursuant to the provisions of the BIS Agreement will not exceed the Indemnity Limit as defined in clause 10.6 below.

10.6                           The Indemnity Limit shall be [**], or such higher amount as notified by Digimarc from time to time.

10.7                           For the purposes of clauses 10.2 through 10.6 inclusive, “Claim” shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

11.                               TERM AND TERMINATION

11.1                           This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

11.2                           Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

11.3                           Upon termination of this Agreement:

(a)                                  all rights granted to Licensee under this Agreement will immediately terminate. No interest in any such rights will thereafter remain with Licensee, except that [**], but no further [**] Licensee shall be permitted; and

(b)                                 each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser’s Confidential Information in the party’s  possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

11.4                           No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party’s breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

11.5                           Upon termination of the BIS Agreement by Digimarc for cause, the rights of Licensee hereunder to use the Digimarc IPR shall be deemed to be restricted to the [**] as of the date of such termination.

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11.6         Termination of the license between Digimarc and [**] shall automatically act to terminate this Agreement.

12.          DISPUTE RESOLUTION

12.1         Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

12.2         Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, Licensee may in its sole discretion instruct Digimarc to continue to perform such services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 4.1.

13.          MISCELLANEOUS PROVISIONS

13.1                          Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                  each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b)                                 the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c)                                  a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

13.2                           All notices under this Agreement shall be delivered by fax, or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

13.3         Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by either:

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Name 1	Name 2
Address 1	Address 2

13.4         Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Robert Chamness	Mr. Scott Carr
Vice President and General Counsel	President Watermarking Solutions
Digimarc Corporation	Digimarc Corporation
9405 SW Gemini Drive	9405 SW Gemini Drive
Beaverton, OR 97008	Beaverton, OR 97008
Fax: (503) 469-4777	Fax: (503) 469-4777

13.5         A copy of every notice sent by either party shall be sent to: [**], Bank for International Settlements, [**].

13.6         A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

13.7         Severability.  If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law.  The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

13.8         Counterparts.   This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

13.9         Entire Agreement.              This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

13.10       Amendments.   No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

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13.11       Waiver.    No waiver of any term, provision, or condition of this Agreement, will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

13.12       Assignment and Successors.   This Agreement may not be assigned by Licensee without Digimarc’s consent, which consent shall not be unreasonably withheld or delayed.  This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

13.13       Captions.   Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

13.14       Disclaimer of Agency.    Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind any other party in any contract, agreement or undertaking with any third party.  No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

13.15       Publicity.   The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS.  Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

13.16       Effectiveness.   This Agreement shall not be effective until it is signed by both of the parties.

13.17       Ambiguities.  Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

13.18       Survival.   All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clause 2.9, 4.2, 4.3, 6.1, 6.3, 6.4, 7.2(b), 9, 10, 12 and 13 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

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DIGIMARC CORPORATION		<Licensee>

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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ATTACHMENT 1

[**]

[**] will cause the following [**] to take place:

(a)                                  [**]

(b)                                 [**]

(c)                                  [**] a date TBD [**]

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ATTACHMENT 2

PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

•                                          Date problem was encountered

•                                          Detailed description of the problem, including the frequency with which the problem occurs

•                                          Name and version number of the program / system component that exhibits the problem

•                                          Step by step instructions to reproduce the problem

•                                          All data files required to reproduce the problem

•                                          [**]Manufacturer and Model

•                                          CPU type and speed

•                                          Amount of memory

•                                          Operating System and Version

•                                          Disk Configuration (number of drives, total space per drive, free space per drive)

•                                          Display Adapter Model, Resolution, Number of colors

•                                          Peripheral configuration (where applicable)[**]TWAIN driver and version number

•                                          [**]

•                                          Severity of problem

•                                          Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

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ATTACHMENT 3

PAYMENT FOR SERVICES

Digimarc shall bill Licensee for Services in one hour increments at the following hourly rates:
Technical/Design Consultant	[**]
Senior Engineer	[**]
R&D/Engineering Executive	[**]
Project Manager	[**]
Administrator/Scheduler	[**]

Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services.  Invoices are due thirty (30) days from the date of receipt of a correct invoice.  A late charge of 1.5% per month will be charged on any late payments.  All fees are due and payable in US funds.

Licensee will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services.  Expenses will be itemized and reported by category.  Out-of-pocket expenses will not be “marked up” by Digimarc.  Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Service.  All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc’s offices.  A late charge of 1.5% per month will be charged on any late payments.  Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States of America.

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ATTACHMENT 4

[**]

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ATTACHMENT 5

IDENTIFICATION OF [**]

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ATTACHMENT 6

TRAINING

1.0                                 As part of the [**], Digimarc shall develop a program of training acceptable to the [**] Project Director (as defined in the BIS Agreement) in the [**].

2.0                                 Digimarc shall deliver the Training as follows:

2.1                                 Digimarc shall provide the Training to up to two (2) people simultaneously.  The trainees will be experienced in digital design system operation.

2.2                                 Digimarc shall conduct the Training at the facilities of Licensee or, at the request of Licensee, at Digimarc’s facilities or at some other place agreed between Digimarc and Licensee.

2.3                                 Digimarc shall give Licensee reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training.  Licensee shall provide all such equipment at its own expense.  If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority (as defined in the BIS Agreement).

2.4                                 Digimarc shall conduct the Training using the [**].

2.5                                 Digimarc shall provide a training manual in English to every trainee.  Any translation or interpretation which the trainees may require will be provided by Licensee at its own expense.

2.6                                 Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7                                 Digimarc shall conduct the Training in English.

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SCHEDULE “L-2”

[**] AGREEMENT [**]

This [**] LICENSE AGREEMENT (the “Agreement”) is made

BETWEEN

                                <name and address of Licensee> (“Licensee”)

- AND -

                                                                                                DIGIMARC CORPORATION, a corporation incorporated under the laws of Delaware and having its head office at 9405 SW Gemini Drive, Beaverton, Oregon. U.S.A.  97006 (“Digimarc”)

[**]

RECITALS

                Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control;

                The Bank for International Settlements (“BIS”) possesses or will possess intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note counterfeiting; and

                Digimarc and BIS have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes [**] (the “Counterfeit Deterrence System” or “CDS”); and

                Digimarc is licensing its CDS [**] authorized by a duly licensed [**]; and

                Licensee, having been authorized by a duly licensed [**], desires access to such technology so that Licensee can include Digimarc’s [**].

                In consideration of these premises, the covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

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1.             DEFINITIONS AND PRINCIPLES OF INTERPRETATION

In this Agreement:

“Agreement” means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others effective 1 January 1999, as amended from time to time;

“Attachment” means a document specified as being attached to this Agreement;

[**]”BIS” refers to Bank for International Settlements, created pursuant to the Hague Agreements of January, 1930, and having its head office at Centralbahnplatz 2, CH-4051 Basle, Switzerland;

[**]”BIS Agreement” [**] BIS [**] BIS [**]”BIS IPR” [**] BIS [**] CDS;

“Business Day” means a day on which both Digimarc and Licensee are open for business at their respective addresses noted above;

“Confidential Information” means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labeled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and the [**]

[**]”Counterfeit Deterrence System” (“CDS” or “System”)[**]

“Consulting Services” means the Integration Support and all other services that Digimarc provides to Licensee regarding [**], and such other matters as Licensee may request and Digimarc agrees to provide, pursuant to this Agreement;

“Digimarc IPR” means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

“Digital Watermark” refers to [**] (including [**]) that are [**] from [**] by [**] of [**], which [**] of [**] and yet do not significantly [**] from the aesthetics of the [**] or [**] thereby.  Examples include, but are not limited to:

1.             generally imperceptible changes to [**] or placement in [**];

2.                                       [**] of a substrate, where the [**] substantially uniform to human touch;

3.             slight localized changes to [**] or [**] of a printed document;

4.             slight changes to [**]; or

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5.                       [**] of substantially [**];

“Discloser” means a party that has disclosed or otherwise made available its Confidential Information to the other party;

[**]

“Effective Date” means the later of the date on which this Agreement is last signed by the parties and the date on which Digimarc receives written notice from the [**] that the Licensee is authorized to [**]

[**]

“Field of Use” means the field of [**];

“Improvement” means an improvement provided to BIS under clause 2.14 of the BIS Agreement;

“Installation” means installation of the Digimarc [**] in accordance with in the design work flow of the Licensee.

“Integration Support” means the consulting and programming services to be provided by Digimarc to Licensee to assist Licensee to [**];

“Intellectual Property Rights” or “IPR” means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

“[**]” means the [**] named above;

[**]

“Recipient” means the party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Services” means the Installation, Verification Tests, the Training, and the Consulting Services, or any of them;

“Term” means the period commencing on the Effective Date and ending on the earlier of 31 December [**] or the date of termination of this Agreement;

“Training” means the training in the use of the [**] described in Attachment 7; and

“Verification Test” means a test or tests developed under the BIS Agreement to determine [**].

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1.2           Interpretation - In this Agreement:

1.2.1                        unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2                        the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3                        whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then, the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4                        unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5                        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)           this Agreement, excluding Attachments, and

(b)           the Attachments;

1.2.6                        for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7                        the words “includes” or “including” will be construed as meaning “included without limitation” and “including without limitation” as the case may be; and

1.2.8                        a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3                                 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

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1.4                                 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

Attachment	Description
Attachment “1”	[**]
Attachment “2”	Opinion of Counsel
Attachment “3”	Problem Report
Attachment “4”	Payment for Services
Attachment “5”	[**]
Attachment “6”	[**]
Attachment “7”	Training

2.                                      GRANT OF RIGHTS

2.1                                 Subject to the terms of this Agreement, Digimarc hereby grants to Licensee a no charge non-exclusive, non-transferable license in the Field of Use to use the [**], the Digimarc IPR and the BIS IPR at the Facilities to:

(a)                                  [**]

(b)                                 [**]

(c)                                  [**]; and

(d)                                 [**] to [**].

2.2                                 For greater certainty, the foregoing license applies [**]

2.3                                 Licensee shall not use the [**], the Digimarc IPR or the BIS IPR at, or transfer the Digimarc IPR or BIS IPR to, any place other than the Facilities.

2.4                                 Licensee acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with Licensee under this Agreement is the property of Digimarc and that, except as otherwise expressly set out in this Agreement, Licensee has no right to sublicense it.  Licensee acknowledges that it may [**] unless and until, and only during such period, that [**] is licensed therefore by Digimarc.

2.5                                 Licensee acknowledges and agrees that the BIS IPR is the property of its owner and that Licensee has no right to sublicense it.

2.6                                 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

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2.7                                 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver [**], and grant the foregoing licenses to Licensee.

2.8                                 Digimarc shall inform Licensee within thirty (30) days after the end of each calendar quarter during the Term of all Improvements relating to [**] which Improvements Digimarc has made, or caused or permitted to be made, during the course of its work with Licensee under this Agreement.  Following the provision of the information under this clause 2.8, Digimarc shall provide to Licensee within a reasonable period of time following request, the Technical Information for those Improvements requested by Licensee in writing.

2.9                                 Digimarc hereby grants to Licensee a royalty-free, non-exclusive, sub-licenseable worldwide license to use the Improvements described in clause 2.8 and in any patents thereon owned or otherwise licenseable by Digimarc.  Such license shall continue until this Agreement expires or is terminated or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

2.10                           For greater certainty, the obligations set out in clauses 2.8 and 2.9 shall not apply to any such Improvements which Digimarc can demonstrate would have been made irrespective of Digimarc’s work with Licensee under this Agreement.

3.                                      SERVICES

3.1                                 Digimarc shall ship [**] to the Licensee within ten (10) Business Days after the Effective Date or after instructions from the [**] whichever is later. The shipment shall be by air, Cost, Insurance and Freight (C.I.F.) closest major airport (i.e., Digimarc shall be responsible for transportation and insurance to this port of entry).

3.2                                 Digimarc shall provide Installation of the [**] at Licensee’s [**] for the fees described in clause 4.  The Installation will take no more than ten (10) person days, provided the site is prepared according to a site preparation guide to be provided to Licensee by Digimarc reasonably prior to Installation.

3.3                                 Digimarc shall provide the Training to Licensee within ten (10) Business Days after  completion of installation of the [**] or at such other time as the parties may agree for the fees described in clause 4.  The [**] training will be designed to be delivered by one trainer in five days for up to two trainees, provided the trainees [**].

3.4                                 No later than sixty (60) Business Days after every written request made by Licensee during the Term, Digimarc shall provide Integration Support to Licensee on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4.

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3.5                                 Commencing no later than twenty (20) Business Days after every written request made by Licensee during the Term, Digimarc shall conduct Verification Tests of [**] on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4.

3.6                                 Commencing no later than five (5) Business Days after every written request made by Licensee during the Term, Digimarc shall schedule Consulting Services, which Services shall commence not less than thirty (30) Business Days after the written request or at such other time agreed between Digimarc and Licensee.

3.7                                 Digimarc shall periodically apprise Licensee of Improvements which Digimarc makes to the [**].  Rights to employ such Improvements shall automatically be granted to Licensee pursuant to the terms of clause 2 at no additional charge to Licensee.

4.                                      FEES

4.1                                 Licensee shall pay to Digimarc a fee for the Services as detailed below.  The fee for Services provided:

(a)                                  on or before 31 December [**], is as set out in Attachment 4;

(b)                               after 31 December [**], will be no greater than the fee then paid to Digimarc for similar services by Digimarc’s most favoured customer.

4.2                                 Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the Licensee’s principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3                                 Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the performance of the Services. If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

5.                                      OPINION OF COUNSEL

5.1                                 Before producing [**], Licensee shall obtain and forward to Digimarc a written opinion of counsel substantially in the form attached as Attachment 2 that confirms:

(a)                                  the validity and enforceability of the terms of this Agreement under the laws of the jurisdiction of Licensee’s principal place of business; and

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(b)                                 the legality of each of the [**] under the laws of the jurisdiction of Licensee’s principal place of business.

5.2                                 Digimarc shall not unreasonably withhold its consent to any qualifications which Licensee’s counsel may require to be made to such opinion.

6.                                      LICENSEE RESPONSIBILITIES

6.1                                 Licensee shall promptly report to Digimarc every instance which comes to its attention of:

                                                (i)                                     [**] to meet the specifications established under the  BIS Agreement in the form of the Problem Report attached as Attachment 3;

                                                (ii)           unauthorised access to the [**] in the possession of Licensee; or

                                                (iii)          [**]

6.2                                 Licensee shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [**]; (ii) [**] Digital Watermarks [**] (iii) [**] Digital Watermarks [**] and (iv) any other part of the CDS, which improvements Licensee has made, or caused or permitted to be made, as a result of knowledge of Digimarc Confidential Information.  The first such information shall be provided to Digimarc within thirty (30) days after the Effective Date and shall cover improvements made from the date Licensee first learned of the Digimarc Confidential Information.  Following the provision of the information under this clause 6.2, Licensee shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

6.3                                 Licensee hereby grants to Digimarc a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause 6.2 and in any patents thereon owned or otherwise licenseable by Licensee.

6.4                                 Such license shall continue until this Agreement expires or is terminated, or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

6.5                                 For greater certainty, the obligations set out in clauses 6.2, 6.3, and 6.4 shall not apply to any such improvement which the Licensee can demonstrate would have been made irrespective of knowledge of the Digimarc Confidential Information.

6.6                                 Licensee shall, as directed by [**], cooperate fully with [**] and/or Digimarc in all matters concerning testing of [**] to confirm that they pass the Verification Tests.

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7.                                      REPRESENTATIONS AND WARRANTIES OF DIGIMARC.

7.1                                 General - Digimarc represents, warrants and undertakes to Licensee that from and after the Effective Date:

(a)                                  the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of an [**] of the same or similar type as the [**] which comprises the [**];

(b)                                 Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Delaware, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c)                                  to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d)                                 this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e)                                  Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

7.2                                 Digimarc represents, warrants and undertakes to Licensee that:

(a)                                  [**] provided to Licensee hereunder will, for a period of one hundred eighty (180) days following the date on which the production of the [**] first commences, meet the specifications for that version of [**] accepted by BIS;

(b)                                 until the last day of the Term, [**]; and

(c)                                  incorporated as part of its installation and integration practices and procedures are those measures and security procedures commercially and reasonably available on the date for delivery of a component of [**] to search for, detect and eliminate software viruses in [**] that could interfere with the use of [**] or corrupt, interfere with or damage any data;

(d)                                 [**] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to “viruses” or “worms” as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

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(i)                                     lock, disable or erase [**] or any data which is loaded on [**] so as to prevent full use of [**] by authorized persons; or

(ii)                                  require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use [**];

(e)                                  the source code for [**] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and, for greater certainty, the [**] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

7.3                                 If [**] fails to meet the relevant Specifications then Digimarc shall, within thirty (30) days after receipt of written notice of the failure from Licensee, on the form attached as Attachment 3, rectify the failure and provide a [**] to Licensee.

8.                                      REPRESENTATIONS AND WARRANTIES OF LICENSEE

8.1                                 Licensee represents and warrants to Digimarc that:

(a)                                  Licensee has full power and authority to enter into this Agreement; and

(b)                                 this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

8.2                                 Licensee makes no representations, warranties or undertakings that Licensee has any right to grant the licenses required to be granted by clause 6.3 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and Licensee and hereby disclaims all liability in connection therewith.

9.                                      CONFIDENTIALITY

9.1                                 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use,  reproduce or disclose the Confidential Information of the Discloser for any  purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

9.2                                 The Recipient shall  protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no  less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

9.3                                 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s

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possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

9.4                                 A Recipient may, on a need to know basis, and only for the purposes described in clause  9.1, give the other party’s Confidential Information to the Recipient’s employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause  9.

9.5                                 The obligations set out in this clause  9 will not apply to any Confidential Information that:

(a)                                  is or becomes publicly available other than through the fault of the Recipient;

(b)                                 was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)                                  was or is lawfully disclosed to the  Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d)                                 is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

9.6                                 The obligations of the parties under this clause 9 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

9.7                                 Nothing in this Agreement shall be construed to require Licensee to disclose any information which is confidential to a third party including for greater certainty a Licensed [**].

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10.          INTELLECTUAL PROPERTY INDEMNIFICATION

10.1                           Licensee shall provide Digimarc with prompt written notice of any claim, demand or action against Licensee based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a “Claim”).

10.2                           Subject to the limitations set out in clauses 10.3 to 10.7 inclusive, Digimarc shall, at its own expense:

(a)                                  negotiate the resolution of any such Claim;

(b)                                 pay all costs associated with the Claim; and

(c)                                  defend any action based on the Claim.

10.3                           Licensee shall, at Digimarc’s expense, comply with all reasonable requests by Digimarc for assistance from Licensee in connection with the settlement or defence of the Claim.

10.4                           Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 10, Digimarc shall indemnify Licensee against and save Licensee harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to 31 December [**]. The obligation set out in this clause 10 shall not apply in respect of any settlement made by Licensee without the consent of Digimarc.

10.5                           The liability of Digimarc under clause 10.4 of this Agreement and under the equivalent clause of every other licence or consulting agreement entered into between Digimarc and [**] and [**] pursuant to the provisions of the BIS Agreement will not exceed the Indemnity Limit as defined in clause 10.6 below.

10.6                           The Indemnity Limit shall be [**], or such higher amount as notified by Digimarc from time to time.

10.7                           For the purposes of clauses 10.2 through 10.6 inclusive, “Claim” shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

11.          TERM AND TERMINATION

11.1                           This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

11.2                           Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

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11.3                          Upon termination of this Agreement:

(a)                                  all rights granted to Licensee under this Agreement will immediately terminate.  No interest in any such rights will thereafter remain with Licensee, except that [**], but no further [**] Licensee shall be permitted; and

(b)                                 each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser’s Confidential Information in the party’s  possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

11.4                           No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party’s breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

11.5                           Upon termination of the BIS Agreement by Digimarc for cause, the rights of Licensee hereunder to use the Digimarc IPR shall be deemed to be restricted to the [**] as of the date of such termination.

11.6                           Termination of the license between Digimarc and [**] shall automatically act to terminate this Agreement.

12.          DISPUTE RESOLUTION

12.1                           Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

12.2                           Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings.  Notwithstanding the foregoing, Licensee may in its sole discretion instruct Digimarc to continue to perform such services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 4.1.

13.          MISCELLANEOUS PROVISIONS

13.1                           Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                  each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

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(b)                                 the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c)                                  a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

13.2                           All notices under this Agreement shall be delivered by fax, or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

13.3                           Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by either:

Name1	Name2
Address1	Address2

13.4                           Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Robert Chamness	Mr. Scott Carr
Vice President and General Counsel	President
Digimarc Corporation	Digimarc Watermarking Solutions
9405 SW Gemini Drive	9405 SW Gemini Drive
Beaverton, OR 97008	Beaverton, OR 97008
Fax: (503) 469-4777	Fax: (503) 469-4777

13.5                           A copy of every notice sent by either party shall be sent to:  [**], Bank for International Settlements, [**]

13.6                           A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

13.7                           Severability.  If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law.  The parties further agree to replace such void or

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unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

13.8                           Counterparts.   This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

13.9                           Entire Agreement.                                         This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

13.10                     Amendments.   No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

13.11                     Waiver.    No waiver of any term, provision, or condition of this Agreement, will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

13.12                     Assignment and Successors.   This Agreement may not be assigned by Licensee without Digimarc’s consent, which consent shall not be unreasonably withheld or delayed.  This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

13.13                     Captions.   Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

13.14                     Disclaimer of Agency.    Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind any other party in any contract, agreement or undertaking with any third party.  No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

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13.15                     Publicity.   The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS.  Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

13.16                     Effectiveness.   This Agreement shall not be effective until it is signed by both of the parties.

13.17                     Ambiguities.  Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

13.18                     Survival.   All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clause 2.9, 4.2, 4.3, 6.1, 6.3, 6.4, 7.2(b), 9, 10, 12 and 13 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

DIGIMARC CORPORATION		<Licensee>

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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ATTACHMENT 1

[**]

The [**] will cause the following [**] to take place:

(a)                                  [**]

(b)                                 [**].

(c)                                  [**] <<a date TBD>> [**].

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ATTACHMENT 2

DRAFT OPINION OF COUNSEL

Digimarc Corporation

9405 SW Gemini Drive

Beaverton, OR 97062

USA

Attention:

President and CEO

Dear:

In connection with your proposal to grant  a license to <name of Licensee> to use  the Counterfeit Deterrence System and for no other purpose, we confirm that:

(a)                                  each provision of this Agreement is valid and enforceable against <name of Licensee> under the laws of <name of jurisdiction>; and

(b)                                 none of the [**] described below, at the time of writing, contravenes any law, regulation, policy, principle, or doctrine in effect in the jurisdiction of the <principal place of business/head office> of <name of Licensee>.

[**]

Yours truly,

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ATTACHMENT 3

PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

•                  Date problem was encountered

•                  Detailed description of the problem, including the frequency with which the problem occurs

•                  Name and version number of the program / system component that exhibits the problem

•                  Step by step instructions to reproduce the problem

•                  All data files required to reproduce the problem

•                  [**]Manufacturer and Model

•                  CPU type and speed

•                  Amount of memory

•                  Operating System and Version

•                  Disk Configuration (number of drives, total space per drive, free space per drive)

•                  Display Adapter Model, Resolution, Number of colors

•                  Peripheral configuration (where applicable)[**]TWAIN driver and version number

•                  [**]

•                  Severity of problem

•                  Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

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ATTACHMENT  4

PAYMENT FOR SERVICES

Digimarc shall bill Licensee for Services in one hour increments at the following hourly rates:

Technical/Design Consultant	[**]
Senior Engineer	[**]
R&D/Engineering Executive	[**]
Project Manager	[**]
Administrator/Scheduler	[**]

Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services.  Invoices are due thirty (30) days from the date of receipt of a correct invoice.  A late charge of 1.5% per month will be charged on any late payments.  All fees are due and payable in US funds.

Licensee will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services.  Expenses will be itemized and reported by category.  Out-of-pocket expenses will not be “marked up” by Digimarc.  Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Service.  All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc’s offices.  A late charge of 1.5% per month will be charged on any late payments.  Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States of America.

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ATTACHMENT 5

[**]

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ATTACHMENT 6

IDENTIFICATION OF [**]

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ATTACHMENT 7

TRAINING

1.0                                 As part of the [**], Digimarc shall develop a program of training acceptable to the [**] Project Director(as defined in the BIS Agreement) in the [**]

2.0                                 Digimarc shall deliver the Training as follows:

2.1                                 Digimarc shall provide the Training to up to two (2) people simultaneously.  The trainees will be experienced in digital design system operation.

2.2                                 Digimarc shall conduct the Training at the facilities of Licensee or, at the request of Licensee , at Digimarc’s facilities or at some other place agreed between Digimarc and Licensee.

2.3                                 Digimarc shall give Licensee reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training. Licensee shall provide all such equipment at its own expense.  If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority (as defined in the BIS Agreement).

2.4                                 Digimarc shall conduct the Training using the [**]

2.5                                 Digimarc shall provide a training manual in English to every trainee.  Any translation or interpretation which the trainees may require will be provided by Licensee at its own expense.

2.6                                 Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7                                 Digimarc shall conduct the Training in English.

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SCHEDULE M

ESCROW AGREEMENT

DATED:

Between:

(1)                                  DIGIMARC CORPORATION whose head office is at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A.  97035-8615 (“Digimarc”);

(2)                                  BANK FOR INTERNATIONAL SETTLEMENTS whose head office is at Centralbahnplatz 2, CH-4051 Basle, Switzerland (BIS); and

(3)                                  [**] whose registered office is at [**]

Each of the parties to this Agreement acknowledges that the considerations for their respective undertakings given under it are the undertakings given under it by each of the other parties.

It is agreed that:

1.                                      Definitions

In this Agreement the following terms shall have the following meanings:

1.1                                 “Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others effective 1 January 1999.

1.2                                 “Business Day” means a day on which each of BIS, Digimarc, and [**] is open for business at their respective addresses noted above;

1.3                                 “Intellectual Property Rights” means copyright, trade secret, patent, and all other rights of a similar nature;

1.4                                 “Licence Agreement” means the Counterfeit Deterrence System Development and License Agreement entered into between Digimarc and BIS, effective 1 January 1999.

1.5                                 “Material” means the “Escrowed Materials” as that term is defined in the Licence Agreement; and

1.6                                 “Technology” means the CDS Technology as defined in the Licence Agreement.

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2.                                      Owner’s Duties and Warranties

2.1                                 Digimarc shall:

2.1.1                        deliver a copy of the Material to [**] within thirty (30) days of the date of this Agreement;

2.1.2                        make available to [**] at Digimarc’s premises a copy of the Material in accordance with its obligations under Clause 8.8 of the Licence Agreement; and

2.1. 3                     deliver to [**] a replacement copy of the Material within twenty (20) Business Days of receipt of a notice served upon it by [**] under the provisions of Clause 4.1.5.

2.2                                 Digimarc warrants to [**] that Digimarc has sufficient rights in the Intellectual Property Rights in the Material to enter into this Agreement, and that it has authority to enter into this Agreement.

3.                                      BIS’ Responsibilities

                                                It shall be the responsibility of BIS to notify [**] of any change to the Technology that necessitates a replacement deposit of the Material.

4.            [**]’s Duties

4.1                                 [**] shall:

4.1.1                        hold the Material in a safe and secure environment;

4.1.2                        notify Digimarc and BIS of the receipt of any copy of the Material;

4.1.3                        in accordance with the terms of Clause 9 perform the Verification Process from time to time;

4.1.4                        at all times retain a copy of the latest verified deposit of the Material;

4.1.5                        notify Digimarc and BIS if it becomes aware at any time during the term of this Agreement that the copy of the Material held by it has been lost, damaged or destroyed; and

4.1.6                        upon receipt and verification of a new version of the Material, return all prior versions of the Material to Digimarc with ten (10) Business Days.

4.2                                 [**] shall not be responsible for procuring the delivery of the Material in the event of failure by Digimarc to deliver it.

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5.             Payment

[**]’s fees are payable in accordance with Schedule 1.

6.             Release Events

6.1                                 For the purposes of this Agreement any of the following events shall be considered to be a “Release Event”:

(a)                                  the date on which the license referred to in Clause 8.4 of the Licence Agreement takes effect in accordance with Clause 8.5 of that Agreement;

(b)                                 the date on which the license referred to in Clause 8.6 of the Licence Agreement takes effect.

6.2                                 BIS must notify [**] of the occurrence of a Release Event by delivering to [**] a statutory or notarized declaration (“the Declaration”) made by an officer of BIS attesting that such event has occurred and that the Licence Agreement was still valid and effective up to the occurrence of such event and exhibiting:

6.2.1                        such documentation in support of the Declaration as [**] shall reasonably require; and

6.2.2                        a copy of the Licence Agreement.

6.3                               Upon receipt of a Declaration from BIS claiming a Release Event under Clause 6.1:

6.3.1                        [**] shall send a copy of the Declaration to Digimarc by courier and fax; and

6.3.2                        unless within fourteen (14) days after the date of delivery Digimarc delivers to [**] a counter-notice signed by a duly authorized officer of Digimarc stating that no such Release Event has occurred then [**] will release the Material to an authorized officer of BIS upon receipt of the release fee stated in Schedule 1.

6.4                                 Where there is any dispute as to the occurrence of any of the events set out in Clause 6.1, such dispute will be referred at the request of either Digimarc or BIS to the Managing Director for the time being of [**] (or the equivalent officer of any new custodian appointed pursuant to Clause 11.2 or 11.3) for the appointment of an expert who shall give a decision on the matter within fourteen (14) days of the date of referral or as soon as practicable thereafter.  The expert’s decision shall be final and binding as between Digimarc and BIS except in the case of manifest error.

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6.5                                 If the expert’s decision is that a Release Event has occurred, [**] shall immediately release the Material to an authorized officer of BIS upon receipt of the release fee stated in Schedule 1.

7.                                      Confidentiality

7.1                                 The Material shall remain the confidential property of Digimarc and in the event that [**] provides a copy of the Material to BIS, BIS shall be permitted to use and sublicence the Material only in accordance with the terms set forth in the License Agreement.

7.2                                 [**] agrees to maintain all information and/or documentation coming into its possession or to its knowledge under this Agreement in strictest confidence and secrecy.  [**] further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and will not disclose or release it other than in accordance with the terms of this Agreement.

7.3                                 Termination of this Agreement will not relieve [**] or its employees, or BIS or its employees, from the obligations of confidentiality contained in this Clause 7.

8.                                      Intellectual Property Rights

                                                The release of the Material to BIS will not act as an assignment or license of any Intellectual Property Rights that Digimarc possesses in the Material except as specifically provided in the Licence Agreement.

9.                                      Verification

9.1                                 Subject to the provisions of Clauses 9.2 and 9.3, [**] shall bear no obligation or responsibility to any person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, effectiveness or any other aspect of the Material.

9.2                                 Upon the Material being lodged with [**] from time to time under Clause 2.1, [**] shall perform tests in accordance with its standard verification service applying from time to time and shall provide a copy of the test report to BIS and Digimarc.  Additionally, at BIS’ request and expense, [**] shall perform the Verification Process detailed in clause 9.3 below.

9.3                                 Verification Process.  [**] shall inspect, audit and verify any or all of the Material for accuracy, completeness and sufficiency.  Such verification process may include, at BIS’s option, assembling and/or compiling the source code into executable object code.  Digimarc agrees to make reasonably available, at its standard consulting rates as in effect from time to time, technical and support personnel reasonably necessary for [**] to perform verification of the Material, and further agrees to give [**] reasonable access to Digimarc’s facilities, including its computer systems, for the purpose of such verification at no additional charge.  Digimarc hereby grants [**] permission to release to BIS directory lists and/or tables of contents of computer

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media, manuals, and other materials comprising the Material.  Digimarc and BIS shall be entitled to have a representative present at all times to observe such verification by [**].  Any report prepared by [**] shall be provided to all parties hereto.

10.                               [**]’s Liability

10.1                           [**] shall not be liable for any loss caused to Digimarc or BIS either jointly or severally except for loss of or damage to the Material to the extent that such loss or damage is caused by the negligent acts or omissions of [**], its employees, agents or sub-contractors and in such event [**]’s total liability in respect of all claims arising under or by virtue of this Agreement shall not (except in the case of claims for personal injury or death) exceed the sum of five hundred thousand pounds (£500,000).

10.2                           [**] shall in no circumstances be liable to Digimarc or BIS for indirect or consequential loss of any nature whatsoever whether for loss of profit, loss of business or otherwise.

10.3                           [**] shall be protected in acting upon any written request, waiver, consent, receipt or other document furnished to it pursuant to this Agreement, not only in assuming its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information contained in it, which [**] in good faith believes to be genuine and what it purports to be.

11.                               Termination

11.1                           [**] may terminate this Agreement after failure by BIS to comply with a 30 day written notice from [**] to pay any outstanding fee.

11.2                           [**] may terminate this Agreement by giving sixty (60) days written notice to Digimarc and BIS.  In that event Digimarc and BIS shall appoint a mutually acceptable new custodian on terms similar to those contained in this Agreement.

11.3                           If a new custodian is not appointed within 30 days of delivery of any notice issued by [**] in accordance with the provisions of Clause 11.2, Digimarc or BIS shall be entitled to request the President for the time being of the British Computer Society to appoint a suitable new custodian upon such terms and conditions as he shall require.  Such appointment shall be final and binding on all parties.

11.4                           If the rights of all parties to use the Technology under or pursuant to the Licence Agreement have expired or have been lawfully terminated this Agreement will automatically terminate on the same date.

11.5                           BIS may terminate this Agreement at any time by giving written notice to Digimarc and [**].

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11.6                           Digimarc may only terminate this Agreement with the written consent of BIS.

11.7                           This Agreement shall terminate upon release of the Material to BIS in accordance with Clause 6.

11.8                           Upon termination under the provisions of Clauses 11.4, 11.5 or 11.6 [**] will deliver the Material to Digimarc.  If [**] is unable to trace Digimarc, [**] will destroy the Material. Upon termination under the provisions of Clause 11.2 [**] will deliver the Material to the new custodian agreed under Clause 11.2 or appointed under Clause 11.3.

11.9                           Upon termination under the provisions of Clause 11.1 the Material will be available for collection by Digimarc from [**] for thirty (30) days from the date of termination.  After such thirty (30) day period [**] will destroy the Material.

12.                               General

12.1                           This Agreement shall be governed by and construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

12.2                           This Agreement represents the whole agreement relating to the escrow arrangements between the parties for the Material and supersedes all prior arrangements, negotiations and undertakings.

12.3                           Except as otherwise provided, all notices to be given to the parties under this Agreement shall be served by hand, by internationally-recognized courier service, or by registered post (return receipt requested), addressed to the signatories hereto at the addresses given above or, for companies based in the UK, at the registered office.  Facsimile may not be used except as a supplement to one of the foregoing.  Notices shall be deemed to have been duly given or made when delivered, as evidenced by delivery receipt or customary courier delivery notification.

12.4                           Any “Dispute”, as the term is defined in the Arbitration Agreement, shall be finally settled by arbitration in accordance with the Arbitration Agreement.

Signed on behalf of

BANK FOR INTERNATIONAL SETTLEMENTS

Signature
Name:
Title:	(Authorized Signatory)
Date

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Signature
Name:
Title:	(Authorized Signatory)
Date

DIGIMARC CORPORATION

Signature
Name:	Bruce Davis
Title:	President & CEO	(Authorized Signatory)
Date

[**] ESCROW INTERNATIONAL LIMITED

Signature
Name:
Title:	(Authorized Signatory)
Date

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SCHEDULE 1

[**]’s Fees (St£)

DESCRIPTION		FEE	DIGIMARC	BIS

1	Initial Fee	£700	NIL	100%

2	Annual Fee
	(payable on completion of this
	Agreement and on each
	anniversary thereafter)	£385	NIL	100%

3	Update Fee
	(per update after the first 4 updates
	per annum)	£100	NIL	100%

4	Storage Fee
	(an additional annual fee may be
	payable for deposits in excess
	of one cubic foot)	TBA	NIL	100%

5	Liability Fee
	(£100 per £500,000 of liability
	exceeding £500,000, per annum)	Not Applicable	NIL	Not
				Applicable

6	Release Fee
	(plus [**]’s reasonable expenses)	£500	NIL	100%

7.	Verification Fee	£700 per day	NIL	100%
	(plus [**]’s reasonable expenses)

1.               All fees are subject to VAT where applicable*

2.               All fees are reviewed by [**] from time to time

*  only applicable to countries within the EU.

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SCHEDULE “N”

PROGRESS REPORTS AND PROJECT REVIEWS

1.                                      TASK STATUS

Within fifteen (15) Business Days after the end of every calendar month [**] Digimarc shall deliver reports to the [**] Project Director in accordance with Sections 8 to 10 herein as agreed in the current Program Work Plan.

2.                                      PROBLEM REPORT

Digimarc shall report to the [**] Project Director on problems that impact technical or schedule performance. Each problem will be reported in a problem list that includes the following information:

Problem title

Date reported

Task or Service affected

Task or Service impact

Proposed corrective action

Current status

Date closed

Red Flag reports (see paragraph 7) will be included on the problem list. A problem will remain on the list until closed or otherwise resolved.

3.                                      PROGRESS REVIEWS

Digimarc shall provide materials, information and documentation in support of progress review meetings with the BIS once every three (3) months on average throughout the period during which Phase [**] Services are being performed and will attend progress review meetings as requested by the [**] Project Director. The objective of each meeting is to review the: status of each major task and Service; status of deliverable items; [**] progress for each [**]; each parties’ proposed plans concerning [**] including intended outcome during the Term of this Agreement and during the period until the next meeting under this Schedule; [**]; a summary of the financial status; contractual and administrative matters; contract changes and amendments, as necessary; technical reports or data; market and user factors and marketing activities; and other topics as necessary and relevant.

Each meeting that Digimarc is requested to attend will last no more than 2 days unless otherwise agreed upon in advance. Attendees will include management, technical and administrative representatives from Digimarc and [**], including the parties’ respective Project Directors or suitable designees. To ensure meeting effectiveness, [**] will be limited to ten (10)

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or fewer persons including any outside vendors or consultants deemed necessary by agreement of the parties’ respective Project Directors to be necessary to ensure an effective meeting.

In between the quarterly meetings described above, the technical representatives of Digimarc and [**] shall hold technical review meetings at least six (6) times per year or as otherwise agreed by the parties to review technical, and resource matters. Each such meeting will last no more than 2 days unless otherwise agreed upon in advance and will be held at a mutually agreeable date and location. At least half of the reviews will be held at Digimarc’s facilities.

Digimarc will provide a presentation for the [**] on development and [**] progress at least once per year if requested by the [**] Project Director.

4.                                      AGENDA

An agenda will be prepared by Digimarc and sent to the [**] ten (10) days in advance of each progress review and technical review meeting for review and comment or approval.

5.                                      MEETING MATERIALS

Progress review and technical review meeting materials will consist of power point presentations, technical data, marketing white papers, studies, technical specifications analyses and other reports. Meeting materials will be delivered to the [**].

6                                         REPORT

Within five (5) Business Days after the progress review or technical review meeting, Digimarc shall prepare and deliver to the [**] a report summarizing the essential topics discussed including the action items assigned during the meeting. Meeting materials will be appended to the report.

7.                                      RED FLAG REPORT

Digimarc shall prepare and deliver to the [**] Project Director a “Red Flag” report when a problem requiring the immediate attention of BIS is required.  Red Flag reports may be informative; e.g., a report about a [**] delinquency that will impact a critical version release date.  They may also report on problems whose correction requires immediate consideration or action from [**] or another organization external to Digimarc. Red Flag reports on development or [**] problems will contain the following information:

•                  A summary describing the development or [**] problem and background information that may be necessary to understand the development or [**] problem.

•                  A description of the impact of the problem on the development project(s) or [**] plan(s).

•                  The date by which a resolution is required.

•                  A description of the recommended next action.

•                  The action requested of the [**] Project Director.

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8.                                      PROJECT REPORTING GENERAL

Monthly activities reports will be provided that include a report for each of the [**] areas: Development, Maintenance, [**] and Program Wide.

a.               DEVELOPMENT DETAIL

1.               Project Objectives – Statement of the objectives for the project

2.               Major project risks or unknowns – Project Directors view of the major risks and unknowns as of the current month

3.               Accomplishments in the current month – List of major tasks completed and milestones reached in the current month

4.               Changes to plan – Changes to the project plan made during the current month

5.               Next month’s tasks and milestones – List of the major tasks and the milestones that are expected to be reached in the next month

6.               Current project Gantt chart – Updated Gantt chart project with all project changes to date

7.               Utilized resources – List of staff utilized on the project during the current month

8.               Monthly labor hours by type of labor – Summary of labor hours by job class for the current month

9.               Monthly Utilization – Actual monthly Allowable Costs, forecast to end of scope of work, and comparison to estimated Allowable Costs projection.

b.               MAINTENANCE DETAIL

1.               Project Objectives – Statement of the objectives for the project

2.               Major project risks or unknowns – Project Directors view of the major risks and unknowns as of the current month

3.               Accomplishments in the current month – List of major tasks completed and milestones reached in the current month

4.               Changes to plan – Changes to the project plan made during the current month

5.               Next month’s tasks and milestones – List of the major tasks and the milestones that are expected to be reached in the next month

6.               Current project Gantt chart – Updated Gantt chart project with all project changes to date

7.               Utilized resources – List of staff utilized on the project during the current month

8.               Monthly labor hours by type of labor – Summary of labor hours by job class for the current month

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9.               Monthly Utilization – Actual monthly Allowable Costs, forecast to end of scope of work, and comparison to estimated Allowable Costs projection.

c.               [**] DETAIL

1.               Project Objectives – Statement of the objectives for the project

2.               Major project risks or unknowns – Digimarc Project Director’s view of the major risks and unknowns as of the current month

3.               Accomplishments in the current month – List of major tasks completed in the current month

4.               Changes to plan – Changes to the project plan made during the current month

5.               Next month’s tasks – List of the major tasks that are expected to be accomplished in the next month

6.               Utilized resources – List of staff utilized on the project during the current month

7.               Monthly labor hours by type of labor – Summary of labor hours by job class for the current month

8.               Monthly Utilization – Actual monthly Allowable Costs, forecast to end of scope of work, and comparison to estimated Allowable Costs projection.

d.               PROGRAM WIDE DETAIL

1.               Project Objectives – Statement of the objectives for the project

2.               Accomplishments in the current month – List of major tasks completed in the current month

3.               Changes to plan – Changes to the project plan made during the current month

4.               Next month’s tasks – List of the major tasks that are expected to be accomplished in the next month

5.               Utilized resources – List of staff utilized on the project during the current month

6.               Monthly labor hours by type of labor – Summary of labor hours by job class for the current month

7.              Monthly Utilization – Actual monthly Allowable Costs, forecast to end of scope of work, and comparison to estimated Allowable Costs projection.

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9.                                      PROJECT MANAGEMENT UPDATES

1.               Digimarc and the [**] will conduct weekly project management updates to review progress on [**] plans and coordinate [**] work to be undertaken over the next period.

2.               Digimarc will be responsible for the issuance of minutes for each project management update and also maintain a register of changes in process and approved.

3.               Digimarc will update the [**] activity report once per month.

10.                               [**] REPORTS

1.               Digimarc will provide [**] reports on the status of the [**] and related [**] twice per year – in March and September.  The [**] will reimburse to Digimarc the cost of providing additional [**] reports as requested by the [**] Project Director.

2.             Digimarc will provide reports to the [**] on the specific [**] identified in the [**] Plans once per quarter if requested by the [**] Project Director.

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SCHEDULE “O”

THIS SYSTEM SUPPORT SERVICES AGREEMENT (the “Agreement”) is made

BETWEEN

<name and address of licensee> (“Licensee”)

- AND -

DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe, Suite 500 Drive, Lake Oswego, Oregon. U.S.A.  97035-8615 (“Digimarc”)

Licensee entered into one or more license agreements with Digimarc for the license of the [**] a counterfeit deterrence system (the “CDS”);

Licensee now wishes to engage Digimarc to maintain and support [**];

In consideration of these premises, the covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.             DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1           Definitions - Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

“Arbitration Agreement” means the Arbitration Agreement entered into between the parties and others effective 1 January 1999;

“Agreement” means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

“BIS Agreement” means Counterfeit Deterrence System Development and License Agreement entered into between Bank for International Settlements (“BIS”) and Digimarc effective 1 January 1999;

“Business Day” means a day on which both Licensee and Digimarc are open for business at their respective addresses noted above;

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“Confidential Information” means information disclosed during the Term of this Agreement in any form which, if disclosed in tangible form, is labelled “Confidential”, “Proprietary” or with a similar legend, or if disclosed orally is information that by its nature would be understood to be confidential to the Discloser;

“Core Hours” means 7:00 a.m. to 7:00 p.m. Monday through Friday, United States Pacific time zone, excluding statutory holidays observed by Licensee at its Site;

“Discloser” means a party which has disclosed or otherwise made available its Confidential Information to the other party;

“Effective Date” means the date on which this Agreement is last signed, or the Effective Date of the License Agreement, whichever is later;

[**]

“Hot-line” means a single dedicated telephone line provided by Digimarc to Licensee for the reporting of problems with [**];

“License Agreement” means, collectively, all license agreements entered into between the parties pursuant to which Licensee acquired a license to use [**];

“Person” means any individual or other legal entity, including without limitation sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, or  a natural person in the capacity of trustee, executor, administrator or other legal representative;

“Recipient” means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

“Services” means the services described in clauses 2 and 3 below, or any of them;

“Severity Level One Software Problem” means a Software Problem which causes the [**] to cease operating or which causes the computer system running [**] to crash;

“Severity Level Two Software Problem” means a Software Problem which causes the [**] to cease operation in accordance with its Specifications or which produces substantially incorrect data;

“Severity Level Three Software Problem” means a Software Problem which is not a Severity Level Two Problem or a Severity Level One Problem;

“Site” means the [**] of Licensee at which a Software Problem is encountered;

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“Software Problem” means  a circumstance where [**] does not function in accordance with its Specifications, produces substantially incorrect data, or causes a computer running [**] to crash, or other problem with [**] and which can be reproduced by Digimarc, at Digimarc’s facility, based on information provided to Digimarc by Licensee in a Software Problem Report;

“Software Problem Report” means a written report in the form attached as Attachment 1;

“Specifications” has the meaning given to it by the BIS Agreement;

“System Documentation” means the documentation for [**] provided by Digimarc to Licensee under a License Agreement;

“Training Manual” means the training manual which relates to the use of [**] provided by Digimarc to Licensee under a License Agreement; and

“Work” means the tasks that are required to be performed by Digimarc in order to comply with its obligations under this Agreement.

1.2           Interpretation - In this Agreement:

1.2.1        unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2        the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits;

1.2.3        whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4        unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5        unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)           this Agreement, excluding the Attachments,

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(b)           the Attachments;

If this Agreement conflicts in substance with a License Agreement entered into between the parties, the License Agreement shall control;

1.2.6        for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7        the words “includes” or “including” will be construed without limitation to the generality of the preceding words;

1.2.8        a clause, Schedule or Attachment unless the context requires otherwise, is a reference to a clause, a Schedule or Attachment of, or a paragraph of a Schedule or Attachment of, this Agreement, as amended from time to time in accordance with this Agreement; and

1.2.9        any due date or time period prescribed by this Agreement may be changed by written agreement between the parties’ respective representatives identified in clauses 5.1 and 5.2.

1.3           Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4           Attachments - The attachment to this Agreement, listed below, is an integral part of this Agreement:

                Attachment 1 Software Problem Report

2.             SCOPE OF THE WORK

2.1           Digimarc shall provide the  Services described in this clause 2 as required to ensure that [**] will conform to and operate in accordance with the Specifications.

2.2           Problem Resolution.  Digimarc shall resolve every Software Problem in [**] reported by Licensee as follows:

2.2.1        Digimarc shall provide and maintain in effect throughout the Term:

(a)           a Hot-line which Licensee representative shall use to report Software Problems, and;

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(b)           a paging service by which Licensee can communicate with Digimarc when Licensee is unable to communicate with Digimarc using the Hot-line.

Licensee will follow-up each such communication with a Software Problem Report.

2.2.2        Both Digimarc and Licensee shall log each Software Problem reported by Licensee.

2.2.3        Upon receipt by Digimarc of a report from Licensee of a Software Problem, Digimarc shall respond as provided below in accordance with the level of severity of the Software Problem identified by Licensee.  Digimarc may respond to the report of a Software Problem by telephone or in writing.

2.2.4        Digimarc shall file a “Resolution Report” with Licensee for each Software Problem reported by Licensee which will include a description of the cause of the Software Problem and the means by which the Software Problem was resolved.

2.2.5        Digimarc shall use its best efforts to respond to a Software Problem Report of a Severity Level One Software Problem made during Core Hours and resolve the identified Software Problem within two (2) Business Days of receipt of the Software Problem Report.  The resolution of the Software Problem may include a work-around to the Software Problem acceptable to Licensee in the form of an amendment to [**] on an interim basis if a permanent resolution is provided within a further twenty (20) Business Days. If:

(a)           Digimarc fails to provide a permanent resolution of the Software Problem within twenty (20) Business Days after Digimarc provides the work-around, or

(b)           Digimarc fails to provide a work-around to the Software Problem within two (2) Business Days after receipt of a report from Licensee of the Software Problem,

Licensee may, at its option, reduce the monthly charge for the Services by [**] for each Business Day after the first Business Day which elapses until Digimarc provides the required temporary or permanent resolution to that Software Problem.

2.2.6        Digimarc shall use commercially reasonable efforts to respond to a Software Problem Report of a Severity Level Two Software Problem within ten (10) Business Days of receipt and resolve the identified Software Problem within a further ten (10) Business Days of receipt.  If Digimarc fails to resolve the Software Problem within the twenty (20) Business Day period, Licensee may, at its option, designate the Software Problem as a Severity Level One Software Problem.

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2.2.7        Digimarc will accept reports for Severity Level Three Software Problems and will consider them for resolution in a future release.

2.2.8        The period for resolution of any Software Problem identified under Clause 2.2.5 and 2.2.6 shall commence with the receipt by Digimarc of the information necessary to reproduce the reported Software Problem if the resolution of that Problem requires such reproduction.

2.3           Application Support.   Digimarc shall, using the Hotline, answer questions from  Licensee related to the use of [**] and resolve problems with [**] which do not require changes to [**].

2.4           Documentation Updating.   Digimarc shall update both the hard copy and the electronic versions of the Training Manuals as required to reflect changes in [**] which result from the provision by Digimarc of the Services.

2.5           Digimarc shall provide the Services during the Core Hours.  If Licensee  notifies Digimarc that the provision of the Services during Core Hours will have a noticeable impact on Licensee’s normal operations, Digimarc shall provide the Services outside of Core Hours at a time or times and for the charges to be agreed with Licensee.

2.6           Changes to the [**] other than changes to redress a Software Problem shall be made by Digimarc only at the direction of the DLA Contracting Authority, pursuant to the terms of the BIS Agreement.

2.7           All Services required to be provided as a result of :

(a)           use by Licensee of [**] other than in accordance with the Training Manual supplied by Digimarc under a License Agreement; or

(b)           failure of the computer system on which [**] is installed to operate in accordance with the applicable manufacturer’s specifications;

will be for the account of Licensee.

3.             [**] UPDATES

3.1           No Licensee shall be compelled to incorporate [**].

3.2           Digimarc shall continue to provide the Services to Licensee for the two (2) versions of [**] which immediately preceded the then current version of [**] or for all versions of [**] released within twenty-four (24) months of the date of issue of the [**], whichever is the greater, at no additional cost to  Licensee.

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4.             PURCHASE PRICE AND PAYMENT

4.1           The fee for the Services is [**] for each year during the Term. Licensee shall pay the fee in equal monthly installments on or before the first day of the calendar month.

4.2           Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of Licensee’s principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3           Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc’s income and any amounts required by law to be paid in respect of social benefits for Digimarc’s employees relating to or arising out of the services performed under this Agreement by Digimarc.  If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

4.4           Licensee may set off against any amount which Licensee owes Digimarc under or in connection with  this Agreement any amount which Digimarc owes Licensee under or in connection with this Agreement, and vice versa.

5.             SERVICES COORDINATION

5.1           Digimarc shall designate a responsible individual with adequate authority and competence as a services representative whose responsibilities, in addition to those expressly set out in this Agreement, shall be to serve as primary interface with Licensee.

5.2           Licensee shall designate a responsible individual with adequate authority and competence to serve as primary interface with Digimarc.

5.3           Either party’s representative may from time to time appoint one or more Persons to represent him or her on prior written notice to the other party’s representative.

5.4           Digimarc shall replace within a reasonable time under the circumstances any of its employees or authorized subcontractors engaged in fulfilling its obligations under this Agreement, including its services representative, whose removal is required by Licensee, provided that Licensee specifies reasonable cause for such removal in writing.

5.5           Digimarc represents that all personnel assigned to do the Work will be employees of Digimarc. Digimarc shall not engage any subcontractor to do any part of the work without first obtaining the prior written consent of Licensee, which consent will not unreasonably be withheld.

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6.             LICENSEE’S RESPONSIBILITIES

6.1           Unless otherwise expressly set out in this Agreement, Licensee shall respond in writing within ten (10) Business Days to every written request for consent required by this Agreement received from Digimarc.

6.2           If Licensee is delayed in complying with any of its obligations under clause 6.1 for any reason not attributable to Digimarc, and such delay is the cause of  a delay in the compliance by Digimarc with any of its obligations under this Agreement, then the time for completion and the deadlines dependent thereon will be extended automatically  by one day for each day of delay by Licensee or such other period as may be agreed in writing between the parties’ respective representatives.  If Digimarc reasonably incurs any costs as a result of the delay, other than a delay due to a force majeure event, such costs will, at Digimarc’s option, be borne by Licensee.  If the delay is due to a force majeure event, such costs shall be borne equally by Licensee and Digimarc.  This clause 6.2 sets forth Digimarc’s only remedy for a delay by Licensee in complying with such obligation.

7.             INTELLECTUAL PROPERTY MATTERS

7.1           Licensee acknowledges that Digimarc is the owner of all changes to [**] made by Digimarc under this Agreement and all such changes shall be considered for all purposes of a License Agreement as forming part of [**] licensed thereunder.

8.             REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1           General - Digimarc represents, warrants and undertakes to Licensee that from and after the Effective Date:

(a)           the Services will be of professional quality conforming to generally accepted software product development practices and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the work that would be expected of an [**] of the same or similar type as [**] which comprises the CDS Technology;

(b)           Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c)           to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export; and

(d)           this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms.

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9.             REPRESENTATIONS AND WARRANTIES OF LICENSEE

9.1           Licensee represents and warrants to Digimarc that:

(a)           Licensee has full power and authority to enter into this Agreement; and

(b)           this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

10.          CONFIDENTIALITY

10.1         Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any  purpose other than as reasonably necessary to comply with its obligations under  this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

10.2         The Recipient shall  protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no  less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

10.3         On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser’s Confidential Information in the Recipient’s possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

10.4         A Recipient may, on a need to know basis, and only for the purposes  described in clause 10.1, give the other party’s Confidential Information to the Recipient’s employees, authorized subcontractors or representatives provided that such employee, subcontractor or representative shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 10.

10.5         The obligations set out in this clause 10 will not apply to any Confidential Information that:

(a)           is or becomes publicly available other than through the fault of the Recipient;

(b)           was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c)           was or is lawfully disclosed to the  Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

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(d)           is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

The fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

10.6         Each party hereby consents to any court order sought by the other party to enjoin non-compliance, or to require compliance, by the party with any of the party’s obligations under this clause 10.

10.7         Nothing in this Agreement shall be construed to require Licensee or any representative of Licensee to disclose any information which is confidential to a third party including for greater certainty an [**].

11.          DISPUTE RESOLUTION

11.1         Any Dispute as the term is defined in the Arbitration Agreement shall be finally settled by Arbitration in accordance with the Arbitration Agreement.

11.2         Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party’s right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular Services or payment is the subject matter of the proceedings.  In the latter case, Digimarc may suspend continued provision of the disputed Services until the dispute resolution proceeding is concluded unless Licensee instructs Digimarc to continue the provision of the disputed Services, in which case Digimarc shall act in accordance with such instructions, subject to payment of the fees due for such Services.

12.          TERM

12.1         This Agreement shall take effect on the Effective Date and shall remain in force for one (1) year thereafter (the “Term”) unless sooner terminated as provided herein.  [**], Licensee may in its sole discretion renew the Agreement for one (1) or more successive one (1) year Terms on no less than sixty (60) days notice prior to the last day of a Term.

12.2         Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

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12.3         Upon termination of this Agreement each party shall return or certify the destruction of, to the Discloser, all originals and copies of the  Discloser’s Confidential Information in the party’s possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

12.4         No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party’s breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

13.          FORCE MAJEURE

13.1         If the performance by either party of any of its obligations under this Agreement is prevented or delayed by any circumstance of force majeure (which shall mean fire, flood, earthquakes, war, riots, or insurrection) the party shall immediately notify the other party.

13.2         The time period within which the party delayed is obliged to perform its obligations will be delayed during the period such circumstance exists.  During the period of delay the party delayed shall use its best efforts to make alternate arrangements satisfactory to the other party to avoid delay or resume performance.

14.          NOTICES

14.1         All notices under this Agreement shall be delivered by fax, certified mail, return receipt requested, or recognized international courier service.  The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee’s registry of incoming correspondence.  Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party’s authorized representative identified below and all notices from a party will be sent by the party’s authorized representative identified below.

14.2         Any notice to DIGIMARC shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Bruce Davis
President and CEO
Digimarc Corporation
One Centerpointe Drive
Suite 500
Lake Oswego, Oregon 97035 USA
FAX: (503) 968-0219

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Mr. William Y. Conwell
Klarquist, Sparkman,  Campbell,
Leigh & Whinston
121 SW Salmon Street
Suite 1600
Portland, Oregon 97204USA
FAX: (503) 228-9446

14.3         Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by:

TBD

TBD

14.4         A party may change its address for notice by notice to the other party in accordance with the provisions of this clause 14.

14.5         A copy of every notice sent by either party shall be sent to: [insert BIS contact].

15.          MISCELLANEOUS PROVISIONS

15.1         Remedies Cumulative - Except as otherwise expressly set out in this Agreement:

(a)                                  each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b)                                 the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c)                                  a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

15.2         Severability - If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or by any other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law.  The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

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15.3         Counterparts.  This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

15.4         Entire Agreement.  This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings between the parties relating to the same subject matter.

15.5         Amendments.  No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each party and which specifically states that it constitutes an amendment to this Agreement.

15.6         Waiver.  No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

15.7         Assignment and Successors.      This Agreement may not be assigned by Licensee without the prior written consent of the Digimarc, which consent may be withheld or given, with or without conditions at Digimarc’s sole discretion.  This Agreement and all of its terms, conditions, and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

15.8         Captions.     Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation, of this Agreement, nor as evidence of the intention of the parties.

15.9         Disclaimer of Agency.  Nothing contained in this Agreement is intended or will be interpreted so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

15.10       Effectiveness.  This Agreement shall be effective only after it is signed by both of the parties.

15.11       Ambiguities.  Each party and its counsel have participated fully in the review and revision of this Agreement.  Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

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15.12       Survival.  All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 4.2, 4.3, 4.4, 10, 11, 14 and 15 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

TBD

Signature
Name:
Title:
Date

DIGIMARC CORPORATION

Signature
Name:
Title:
Date:

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ATTACHMENT 1

SOFTWARE PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

Date problem was encountered

Detailed description of the problem, including the frequency with which the problem occurs

Name and version number of the program / system component that exhibits the problem

Step by step instructions to reproduce the problem

All data files required to reproduce the problem

[**]

Manufacturer and Model

CPU type and speed

Amount of memory

Operating System and Version

Disk Configuration (number of drives, total space per drive, free space per drive)

Display Adapter Model, Resolution, Number of colors

Peripheral configuration (where applicable)

[**]

TWAIN driver and version number

[**]

Severity of problem

Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

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SCHEDULE “P”

FEES FOR INTEGRATION SUPPORT AND VERIFICATION TESTING

Digimarc shall bill [**] for Services in one hour increments at the following hourly rates:

Technical/Design Consultant	$[**]

Senior Engineer	$[**]

R&D/Engineering Executive	$[**]

Project Manager	$[**]

Administrator/Scheduler	$[**]

Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Service.  Invoices are due thirty (30) days from the date of receipt of a correct invoice.  A late charge of 1.5% per month will be charged on any late payments.  All fees are due and payable in US funds.

The [**] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services.  Expenses will be itemized and reported by category.  Out-of-pocket expenses will not be “marked up” by Digimarc.  Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Services.  All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers shall be available for review at Digimarc’s offices. A late charge of 1.5% per month will be charged on any late payments.  All out-of-pocket expenses will be billed and payable in US funds. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “Q”

TRAINING

1.0           As part of [**], Digimarc shall develop a program of training acceptable to the DLA Project Manager in [**].

2.0           Digimarc shall deliver the Training as follows:

2.1           Digimarc shall provide the Training to up to two (2) people simultaneously.  The trainees will be experienced in digital design system operation.

2.2           Digimarc shall conduct the Training at the facilities of [**] or, at the request of the [**], at Digimarc’s facilities or at some other place agreed between Digimarc and the [**].

2.3           Digimarc shall give the [**] reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training.  The [**] shall provide all such equipment at its own expense.  If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority.

2.4           Digimarc shall conduct the Training using the [**].

2.5           Digimarc shall provide a training manual in English to every trainee.  Any translation or interpretation which the trainees may require will be provided by [**] at its own expense.

2.6           Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7           Digimarc shall conduct the training in English.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “R”

SOFTWARE PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

•                                          Date problem was encountered

•                                          Detailed description of the problem, including the frequency with which the problem occurs

•                                          Name and version number of the program / system component that exhibits the problem

•                                          Step by step instructions to reproduce the problem

•                                          All data files required to reproduce the problem

•                                          PC configuration

•              Manufacturer and Model

•              CPU type and speed

•              Amount of memory

•              Operating System and Version

•              Disk Configuration (number of drives, total space per drive, free space per drive)

•              Display Adapter Model, Resolution, Number of colors

•                                          Peripheral configuration (where applicable)

•              Scanner Manufacturer and Model

•              TWAIN driver and version number

•                                          Scanning resolution

•                                          Severity of problem

•                                          Contact information for person to contact for further information (name, phone number, FAX number, email address)

BIS agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DLA: SCHEDULE “S”

PROFORMA INVOICE

MONTH, YEAR

CDS DEVELOPMENT SERVICES

				Add columns		Program
		Project 1	Project 2	as necessary	Sub-total	Wide	Total

Engineering Labor	Hourly Rate
Executive	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Director	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Engineering Manager	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Engineer - SW Development	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Engineer - R&D	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
QA Engineer	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Business Team Labor	Hourly Rate
Executive	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Project Director	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Lawyer	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Account Manager	$999.99
Product Manager	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
[**] Engineer	$999.99
Technical Writer	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Total Labor		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Expenses
Consulting
Name consultant 1		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Name consultant 2		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Add names as necessary
Sub-total: Consulting		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Equipment		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Equipment - BIS		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Security costs		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Postage and shipping		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Communications		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Internet		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
[**] Research		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Travel		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Other authorized expenses under Schedule I
Description 1		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Description 2		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Total Due		$999,999.99

Note: A 15% charge is included in the Expenses.

Wiring Instructions:

Payable to Digimarc Corporation, General Account.

Note: A change to the wiring instructions on this invoice is deemed to be a duly authorized change by Digimarc.

DLA: Schedule “S”	27 February [**]

DLA: SCHEDULE “S”

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROFORMA INVOICE

MONTH, YEAR

CDS DEVELOPMENT SERVICES

			Add columns
	Project 1	Project 2	as necessary	Sub-total	Program Wide
	Hours	Hours	Hours	Hours	Hours	Total
Engineering Labor
Executive	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Director	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Engineering Manager	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Engineer - SW Development	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Engineer - R&D	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
QA Engineer	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Business Team Labor
Executive	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Project Director	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Lawyer	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Account Manager
Product Manager	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
[**] Engineer
Technical Writer	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Total Labor	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Consulting
Name consultant 1	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Name consultant 2	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Add names as necessary	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total: Consulting	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

DLA: Schedule “S”	27 February [**]

DLA: SCHEDULE “S”

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROFORMA INVOICE

MONTH, YEAR

CDS [**] SERVICES

		Summary of	Summary of
		all [**]	all [**]
		including [**]	including [**]
		Research	Research

Engineering Labor	Hourly Rate		Hours
Executive	$999.99
Director	$999.99
Engineering Manager	$999.99
Engineer - SW Development	$999.99	$999,999.99	999,999.99
Engineer - R&D	$999.99
QA Engineer	$999.99	$999,999.99	999,999.99
Sub-total		$999,999.99	999,999.99

Business Team Labor	Hourly Rate
Executive	$999.99
Project Director	$999.99	$999,999.99	999,999.99
Lawyer	$999.99	$999,999.99	999,999.99
Account Manager	$999.99	$999,999.99	999,999.99
Product Manager	$999.99
[**] Engineer	$999.99	$999,999.99	999,999.99
Technical Writer	$999.99	$999,999.99	999,999.99
Sub-total		$999,999.99	999,999.99

Total Labor		$999,999.99	999,999.99

Expenses
Consulting
Name consultant 1		$999,999.99	999,999.99
Name consultant 2		$999,999.99	999,999.99
Add names as necessary		$999,999.99	999,999.99
Sub-total: Consulting		$999,999.99	999,999.99

Equipment		$999,999.99
Equipment - BIS		$999,999.99
Security costs		$999,999.99
Postage and shipping		$999,999.99
Communications		$999,999.99
Internet		$999,999.99
[**] Research		$999,999.99
Travel		$999,999.99
Other authorized expenses under Schedule I
Description 1		$999,999.99
Description 2		$999,999.99
Sub-total		$999,999.99

Total		$999,999.99

Total Due		$999,999.99

DLA: Schedule “S”	27 February [**]

DLA: SCHEDULE “S”

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROFORMA INVOICE

MONTH, YEAR

CDS [**] SERVICES

		[**]	[**]	[**]	[**]	[**]
		Research	[**]	[**]	[**]	Activities	Maintenance

Engineering Labor	Hourly Rate
Executive	$999.99
Director	$999.99
Engineering Manager	$999.99
Engineer - SW Development	$999.99		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Engineer - R&D	$999.99
QA Engineer	$999.99		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total			$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Business Team Labor	Hourly Rate
Executive	$999.99
Project Director	$999.99		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Lawyer	$999.99		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Account Manager	$999.99		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Product Manager	$999.99
[**] Engineer	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Technical Writer	$999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Total Labor		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Expenses
Consulting
Name consultant 1		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Name consultant 2		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Add names as necessary		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total: Consulting		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Equipment		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Equipment - BIS		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Security costs
Postage and shipping		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Communications		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Internet		$999,999.99
[**] Research		$999,999.99
Travel			$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Other authorized expenses under Schedule I
Description 1		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Description 2		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99
Sub-total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

Total		$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99	$999,999.99

[**]

DLA: Schedule “S”	27 February [**]

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROFORMA INVOICE

MONTH, YEAR

CDS [**] SERVICES

	[**]	[**]	[**]	[**]	[**]
	Research	[**]	[**]	[**]	Activities	Maintenance

Engineering Labor	Hours	Hours	Hours	Hours	Hours	Hours
Executive
Director
Engineering Manager
Engineer - SW Development		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Engineer - R&D
QA Engineer		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Business Team Labor
Executive
Project Director		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Lawyer		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Account Manager		999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Product Manager
[**] Engineer	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Technical Writer	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Total Labor	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

Expenses
Consulting
Name consultant 1	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Name consultant 2	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Add names as necessary	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99
Sub-total: Consulting	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99	999,999.99

[**]

DLA: Schedule “S”	27 February [**]

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “T”

AGREED FORM  DEED OF ADHERENCE

THIS DEED is made on [                                                                          ]

BY [NAME OF SUBSTITUTE] (“Substitute”) of [INSERT ADDRESS]

WHEREAS

(A)                              At the request of the Bank for International Settlements (“BIS”), the Substitute is willing to become a party to the Counterfeit Deterrence System Development and License Agreement of [                                        ], 1999 (“DLA”) between the BIS and Digimarc Corporation (“Digimarc”) in substitution for and to the exclusion of the BIS.

(B)                                The Substitute is permitted so to become a party to the DLA pursuant to clause 19.8 of the DLA.

NOW THIS DEED WITNESSES that with effect from (and including) the date of this Deed, the Substitute agrees with Digimarc to become a party to the DLA in substitution for and to the exclusion of the BIS so that the Substitute, and not the BIS, shall have the benefit of, and be subject to the obligations of, the BIS under the DLA, whether arising before, on or after the date of this Deed.

Executed as a deed and delivered on the date written at the start of this Deed by

[Substitute]

acting by

[duly authorized signatory]

[second duly authorised signatory (where necessary)]

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “U”

COMFORT LETTER

From:                  Bank for International Settlements

To:                              Digimarc Corporation

Dear Sirs:

                                                We refer to the Development and License Agreement (“DLA”) entered into between us on                                                       , 1999.

                                                We hereby exercise our right of substitution under clause 19.8(a) of the DLA in favour of [Substitute]; and attach a Deed of Adherence in the form of Schedule “T” to the DLA duly executed by the Substitute.

                                                We are writing to confirm that [Substitute]:

1.                                       Is lawfully organized and existing;

2.                                       Is fully qualified, legally and otherwise, to assume the rights and obligations of the BIS under the DLA, pursuant to the Deed of Adherence; and under the Escrow Agreement; and

3.                                       Has access to and the benefit of all the facilities previously available to the BIS for the exercise of its obligations under the DLA and the Escrow Agreement.

Yours faithfully,

Bank for International Settlements

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DLA SCHEDULE “V”

PHASE [**] STATEMENT OF WORK

DESCRIPTION OF PHASE [**] WORK

Digimarc shall perform the following Work during Phase [**]. (The specific responsibilities to be discharged by BIS during Phase [**] are also described below.)

[**] Of The Phase [**]

Digimarc shall [**] for acceptance by BIS the Phase [**] according to the following process:

1.               By the date set out in the Delivery Schedule outlined in Attachment 1, Digimarc shall develop a detailed Specification for [**] described in Schedule A of the [**] as relates to Phase [**] and the additional requirements for [**], if any, specified below.

2.               Digimarc shall deliver the Specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for BIS review, comment and acceptance or rejection.

3.               Within thirty (30) calendar days after receiving them under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not BIS approves the Specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the Specifications [**] BIS and redeliver them to BIS for approval as provided above.

4.               Upon notice of approval under 3, Digimarc shall [**] will meet the approved Specifications and deliver [**] BIS [**] against specification requirements.

5.               Within thirty (30) calendar days after receiving [**] under 4, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not [**] meets the Specifications with details of any non-compliance.   Any problems shall be detailed using, to the extent appropriate, the [**] Problem Report form attached as Schedule “R.”

6.               By the date set out in the Delivery Schedule, Digimarc shall develop [**] incorporating any changes required [**] with the Specifications and any other modifications agreed in writing between the parties’ respective project managers and deliver [**] to BIS [**] and acceptance.

7.               Within thirty (30) calendar days after receiving [**] under 6, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not [**] meets the Specifications with details of any non-compliance. Within thirty (30) calendar days after receiving any notice of rejection, Digimarc shall rectify all [**] BIS for approval as provided above.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.2                     Acceptance Procedures

1.2.1                        [**]

The acceptance procedures for the [**] will be the following:

1.               Digimarc shall deliver or make available the [**] to the [**] Project Manager in a [**] that Digimarc will develop based on [**].  The [**] will allow the BIS to conduct [**] and [**] as set forth in the Specification.

2.               Digimarc shall deliver into escrow and review with the BIS a detailed description of how the [**] was [**] and the techniques used to [**].

1.2.2                        [**]

The acceptance procedure for any improvements to the [**] will be the following:

1.               Digimarc shall deliver the [**] for [**] to the [**] Project Manager in an example [**] that Digimarc will develop to allow the BIS to [**] and [**].

2.               Digimarc shall deliver or make available the [**] for [**] to the [**] Project Manager in an example [**] that Digimarc will develop based on [**].  The example [**] will allow the BIS to [**] and [**].

3.               Digimarc shall deliver the [**] Project Manager in an example [**] that Digimarc will develop based on [**] or other [**].  The example [**] will allow the BIS [**].

4.               Digimarc shall deliver into escrow and review with the BIS a detailed description of how the [**] was [**] and the techniques used to [**].

1.2.3                        [**]

The acceptance procedure for any improvements to the [**] will be the following:

1.               Digimarc shall deliver the [**], [**], and the [**] to the [**] Project Manager to allow [**] BIS [**] with the Specifications.

2.               Digimarc shall deliver updated [**] and training materials to the [**] Project Manager to allow the BIS to review the materials for acceptance.

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DESCRIPTION OF, AND REQUIREMENTS FOR, PHASE [**]

2.1                       [**]

Digimarc shall develop the [**] according to the following requirements:

2.1.1                        [**]

Digimarc shall develop [**] to [**].  [**] shall meet the following requirements:

[**]1.  [**] for [**] shall be capable of being [**].

2.  [**] for [**] shall be capable of [**] and shall meet all the requirements of the Specification for [**]. In addition, the [**] shall meet the performance criteria as determined in the Specification for [**] for [**] and in addition shall meet or exceed the actual performance of [**] as specified in the [**] Specification.

3.  [**] shall be capable of [**] and shall meet all the requirements of the Specification for [**] for [**]. In addition, [**] shall meet the performance criteria as determined in the Specification for [**] and in addition shall meet or exceed the actual performance of [**] Specification.  Delivery of such [**] shall be conditional upon Digimarc [**] Digimarc and the BIS to intellectual property held [**] in order to [**].

4.   Digimarc shall publish the [**] needed for replacement of the [**] with a suitably designed alternative [**].

5.   Detailed requirements for [**] will be specified in a Specification delivered in accordance with the Delivery Schedule outlined in Attachment 1.

2.1.2                        [**]

At the end of [**] will be [**] in [**]:

[**] As such, the [**] must be [**].

1.               Digimarc shall develop [**].

2.               Detailed requirements for [**] will be specified in a Specification delivered in accordance with the Delivery Schedule outlined in Attachment 1.

2.1.3                        [**]

During the course of the year, [**] activities will result in the need to improve the [**], either to [**] needs or to respond to [**], such as [**] or in response to [**].   To ensure delivery of [**] in September [**] and a [**] in December [**], a detailed Specification for the project must be completed by February 28, [**].

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2.2                       [**]

2.2.1                        [**]

The [**] Digimarc shall [**] the [**] to add [**] for the following [**]:

•                  [**]

•                  [**]

1.               Digimarc shall make technology changes to the [**] necessary to operate [**].

2.               Digimarc shall make changes to the [**] as necessary to operate [**].

3.               Upon BIS acceptance, Digimarc shall release the updated version of the [**] to [**].

4.               The [**] documentation will be [**] to reflect [**].

2.3                       [**]

2.3.1                        Digimarc shall maintain and operate the [**] and make it available at [**].

[**]

2.4.1                        Digimarc shall [**] the [**] to [**].

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SCHEDULE “W”

PHASE [**] STATEMENT OF WORK

1.                   DESCRIPTION OF PHASE [**] WORK

Digimarc shall perform the following Work during Phase [**]. (The specific responsibilities to be discharged by BIS during Phase [**] are also described below.)

1.1                     [**] of the Phase [**] Deliverables

Digimarc shall [**] for acceptance by BIS the Phase [**] Deliverables according to the following process:

1.                                       By the date set out in the Delivery Schedule outlined in Attachment 1, Digimarc shall develop a detailed Specification for each [**].

2.                                       Digimarc shall deliver the Specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for BIS review, comment and acceptance or rejection.

3.                                       Within thirty (30) calendar days after receiving [**] under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not BIS approves the Specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the Specifications to [**] BIS and redeliver [**] to BIS for approval as provided above.

4.                                       Upon notice of approval under 3, Digimarc shall [**] that will meet the approved Specifications.

5.                                       By the date set out in the [**] Schedule, Digimarc shall [**] that will meet the approved Specifications.

6.                                       Within thirty (30) calendar days after receiving [**] under 5, the [**] Project Manager shall notify the Digimarc Project Manager in writing whether or not [**] meets the Specifications with details of any non-compliance. Any problems shall be detailed using, to the extent appropriate, the [**] Problem Report form attached as Schedule R.

7.                                       Within thirty (30) calendar days after receiving any notice of rejection, Digimarc shall rectify all non-compliance and redeliver [**] BIS for approval as provided above.

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1.2                     Acceptance Deliverables

1.2.1                        [**]

1.                                       Digimarc will deliver the [**] for [**] in the [**] to allow the BIS to [**].

2.                                       Digimarc will deliver or make available the [**] that Digimarc will [**].  The example [**] BIS [**].

3.                                       Digimarc will deliver the [**] for [**].  The example [**] BIS [**].

1.2.2                        [**]

1.                                       Digimarc will provide the findings of the study to investigate the [**] BIS [**].

1.2.3                        [**]

1.               Digimarc will provide the findings of the study to investigate the [**] BIS [**].

2.              DESCRIPTION OF, AND REQUIREMENTS FOR, PHASE [**]

Digimarc will develop the [**] according to the requirements described below.

2.1                     [**] for Applications and [**]

Digimarc shall [**] to meet the following requirements:

1.               [**] shall be capable of [**].

2.               [**] shall substantially [**].

3.               Detailed requirements for [**]

2.2                     [**] Study

Digimarc shall investigate [**] that meet the following requirements:

1.               [**], which may include [**].

2.               Technology that could be [**], which may include a [**].

3.               Assessment of the current [**].

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4.               Provide a strategy for how [**].

5.               Detailed requirements for [**] outlined in Attachment 1.

6.               Provide a technical report of the findings in accordance with the [**] outlined in Attachment 1.

2.3                     [**] Study

1.               Digimarc shall investigate [**]:

2.               [**].  The requirements [**].

3.               The costs to [**] to make the [**]

4.               Detailed requirements for [**] will be written in a Specification delivered in accordance with the Delivery Schedule outlined in Attachment 1.

5.               Provide a technical report of the findings in accordance with the Delivery Schedule outlined in Attachment 1.

2.4                     [**]

2.4.1.                     Digimarc shall maintain and operate the [**] and [**]

2.5                     [**]

2.5.1                        Digimarc shall [**] the [**] to [**] and [**], including administration of the [**].

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ATTACHMENT 1: DELIVERY SCHEDULES

[**]

Num.	Deliverable	Owner	SOW Sec, Par. Ref.	Depends On	Completion Date
D-1	[**] Draft Specification delivered	[**]	—	—	[**]
D-2	[**]	[**]	—	—	[**]
D-3	[**] specification signoff	[**]	1.1.4	[**]	[**]
D-4	First Progress Update PowerPoint Summary	[**]	—	[**]	[**]
D-5	Changes to the [**]	[**]	—	[**]	[**]
D-6	Second Progress Update and Development Status Technical Report	[**]	—	[**]	[**]
D-7	Third Progress Update / [**]	[**]	—	[**]	[**]
D-8	Delivery of [**]	[**]	1.1.5	[**]	[**]
D-9	[**] acceptance of [**]	[**]	1.1.6	[**]	[**]

[**] Study

Num.	Deliverable	Owner	Sec/Par. Ref.	Depends On	Completion Date
DSE-1	Send out Study Plan	[**]			[**]
DSE-2	[**] feedback	[**]		[**]	[**]
DSE-3	Signoff of Study Plan	[**]	1.1.4	[**]	[**]
DSE-4	First Project Update	[**]		[**]	[**]
DSE-5	Second Project Update	[**]		[**]	[**]
DSE-6	Deliver Final Report	[**]	1.1.5	[**]	[**]
DSE-8	Final Report Acceptance	[**]	1.1.6	[**]	[**]

[**] Study

Num.	Deliverable	Owner	Sec/Par. Ref.	Depends On	Completion Date
CLP-1	Send out Study Plan	[**]			[**]
CLP-2	[**] feedback	[**]		[**]	[**]
CLP-3	Signoff of Study Plan	[**]	1.1.4	[**]	[**]
CLP-4	Notification of [**] Participation	[**]		[**]	[**]

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Num.	Deliverable	Owner	Sec/Par. Ref.	Depends On	Completion Date
CLP-5	First Project Update	[**]		[**]	[**]
CLP-6	Deliver Final Report	[**]	1.1.5	[**]	[**]
CLP-7	Final Report Acceptance	[**]	1.1.6	[**]	[**]

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SCHEDULE X:

[**] EXPENDITURES

Unless authorized in this Agreement, the [**] Agreement or otherwise agreed in writing by BIS,

the [**] Expenditure under this Agreement and the [**] Agreement shall not be greater than an amount equal to [**]; and

the [**] Expenditure under this Agreement and the [**] Agreement shall not be greater than an amount equal to [**].

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Schedule “Y”

[**]

[**] PLAN

PROVIDED TO

[**]

[date]

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SITUATION ANALYSIS		2

DEPENDENCIES		3

WORK TO BE PERFORMED AS OF JANUARY [**]		3

TASK: 1.	[**]	3
TASK: 2.	[**] COMPLETION	4
TASK: 3.	[**] COMPLETION	4
TASK: 4.	[**] COMMITMENT TO [**]	5
TASK: 5.	[**] IN PLACE	5
TASK: 6.	[**]	6
TASK: 7.	[**]	6
TASK: 8.	[**]	7
TASK: 9.	[**]	7
TASK: 10.	[**]	8

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Situation Analysis

[One paragraph overview of [**] & current status]

[**]:

[Input all relevant [**] details associated with the situation analysis]

•

Technical Context

[Input all relevant technical details associated with the situation analysis]

•

Primary Contacts

[Input all major contact names and titles [**]]

Name – title

Name – title

Name – title

Name – title

Current barriers [**]

[Input all [**] or technical [**] barriers]

•

Current roles of [**] and Digimarc with relation to [**]:

[**]

BIS Tasks

BIS agrees to complete tasks upon which any part of the Services is dependent. The dependencies include all tasks identified in this plan as a BIS Task and approval and acceptance by [**] the CDS.

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Work to Be Performed in [input year]

[Input the major task names & durations]

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Task Number & Name

Task Number & Name

Task Number & Name

Task Number & Name

Task Number & Name

Tasks will not necessary follow the order provided below.

Task: 1                                                       [**]

1.1                               Completion

•                  [**]

1.2                               Work

•                  [List tasks to be completed to achieve the objective]

1.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

1.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

1.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

1.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

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Task: 2                                                       [**] Completion

2.1                               Completion

•                  [**]

•                  [**]

2.2                               Work

•                  [List tasks to be completed to achieve the objective]

2.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

2.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

2.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

2.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 3                                                       [**] Completion

3.1                               Completion

•                  [**]

•                  [**]

•                  [**]

•                  Digimarc conveys these results to the appropriate [**] representatives

3.2                               Work

•                  [List tasks to be completed to achieve the objective]

3.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

3.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

3.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

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3.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 4                                                       [**] commitment to [**]

[**]

4.1                               Completion

•                  [**]

4.2                               Work

•                  [List tasks to be completed to achieve the objective]

4.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

4.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

4.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

4.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 5                                                       [**] in Place

5.1                               Completion

•                  [**]

5.2                               Work

•                  [List tasks to be completed to achieve the objective]

5.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

5.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

5.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

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5.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 6                                                       [**]

6.1                               Completion

•                  [**]

6.2                               Work

•                  [List tasks to be completed to achieve the objective]

6.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

6.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

6.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

6.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 7                                                       [**]

7.1                               Completion

•                  [**]

7.2                               Work

•                  [List tasks to be completed to achieve the objective]

7.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

7.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

7.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

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7.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 8                                                       [**]

8.1                               Completion

•                  [**]

8.2                               Work

•                  [List tasks to be completed to achieve the objective]

8.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

8.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

8.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

8.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

Task: 9                                                      [**]

9.1                               Completion

•                  [**]

9.2                               Work

•                  [List tasks to be completed to achieve the objective]

9.3                               Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

9.4                               BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

9.5                               Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

9.6                               Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

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Task: 10                                                [**]

10.1                        Completion

•                  [**]

10.2                        Work

•                  [List tasks to be completed to achieve the objective]

10.3                        Assumptions

•                  [List any assumptions made that could affect the work needed to complete the task]

10.4                        BIS Tasks

•                  [List deliverables needed from [**] to complete the task]

10.5                        Dependencies

•                  [List dependencies that could affect work needed to achieve the objective or Digimarc’s ability to achieve the objective]

10.6                        Available Budget

[List information about the approved budget for this task or a reference to the approved budget for this task]

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SCHEDULE “Z”

[**] TEAM

Engineer [**] Development:  A total of [**] FTE of [**] Engineering time is allocated.  In addition to meeting Digimarc’s requirements as a professional [**] developer, the [**] engineers assigned to the [**] Team must, as a collective group, have skill and experience in the following:

•                  [**]

QA Engineer:  A total of [**] FTE of Quality Assurance Engineering time is allocated. In addition to meeting Digimarc’s requirements as a professional [**] development QA Engineer, the QA Engineers assigned to the [**] Team must, as a collective group, have skill and experience in the following:

•                  [**]

Account Manager:  A total of [**] FTE of Account Management time is allocated. In addition to meeting Digimarc’s requirements for an Account Manager, the account managers assigned to the [**] team must have skills in the following:

•                  [**]

Attorney:  A total of [**] FTE of Attorney (Lawyer) time is allocated. Legal staff assigned to the [**] must have experience [**].

[**] Engineer:  A total of [**] FTE of [**] Engineering time is allocated. In addition to meeting Digimarc’s requirements as a [**] Engineer, the [**] Engineer assigned to the [**] Team must have experience providing [**] research for the [**].

Technical Writer:  A total of [**] FTE of Technical Writer time is allocated. In addition to meeting Digimarc’s requirements as a professional Technical Writer, the Technical writers assigned to the [**] Team must have experience in the development of technical documentation targeted at [**].

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SCHEDULE “AA”

KEY [**] PERSONNEL

Following are the names and positions of Key [**] Personnel required as per clause 4.6 of this Agreement:

- Digimarc Project Director - [**]

- Business Team - [**]

- [**] Development - [**]

- R&D Engineering - [**]

- QA Engineering - [**]

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SCHEDULE “BB”

[**] PROBLEM REPORT

                                                Each [**] Problem Report will contain all information necessary to reproduce or demonstrate the occurrence of the problem.  [**] Problem Reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

[**] Problem Reports will contain:

                                                Name of [**]

                                                [**]                          Date problem was encountered

Detailed description of the problem, including the frequency with which the problem occurs

                        Severity of problem

                        Impact on [**] schedules and other [**] activities

                        Cost and budget impact

                        Recommended solution and estimated cost of implementation

Contact information for person to contact for further information (name, phone number, FAX number, email address)

If the problem involves [**]:

                                                Name [**] that exhibits the problem

                                                Step by step instructions to reproduce the problem

                                                All [**] required to reproduce the problem

                                                [**]

                                                [**]

                                                [**] type and speed

                                                Amount of [**]

                                                [**]                          [**]                          [**]                          [**]                          [**]                          [**]                          [**]

BIS agrees to work with Digimarc to provide reasonable additional information [**], as requested by Digimarc, to assist Digimarc in resolution of the problem.

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SCHEDULE “CC”

CDS PROJECT INDICATORS

The project indicators established shall be used as a communications and planning tool that will allow the [**] and Digimarc to assess the overall health of the project, and to help identify potential problems.  The agreed upon project indicators may change, new ones may be added or some deleted.  Such changes shall be agreed to by the parties.  Both parties shall work co-operatively to interpret the results of the project indicators. The project indicators shall not be used to assess penalties.

The parties shall establish at each June’s planning meeting which project indicators will be measured that year.  A report shall be prepared by the end of March the following year and shall be discussed at the strategic planning meeting held approximately two months prior to the June meeting.  The parties shall agree on what, if any, corrective measures need to be taken.

Among the project indicators which may be measured are the following:

1.                                       [**] Survey – [**] and Digmarc shall develop a joint survey to assess the level of [**] satisfaction with the CDS project and the [**] Services;

2.                                       [**] Survey – [**] and Digmarc shall develop a joint survey to assess the level of [**] satisfaction with the CDS project and the [**] provided by Digimarc;

3.                                       Budget performance – the parties shall track Allowable Costs and Expenses under the Agreement to the established budgets;

4.                                       Help Desk Calls – Digimarc shall monitor and report on the calls from [**] to Digimarc’s help desk; and

5.                                       Number of [**] and Number of [**] – Digimarc shall report on the number and [**] containing the CDS [**] and the number of [**]

Each party shall share equally any [**] costs associated with developing, implementing and carrying out the project indicators.  Services performed in developing and reporting on project indicators that is performed as part of normal operational reporting shall be an Allowable Cost.  The parties shall determine in advance if work in addition to normal operational reporting shall be required and whether the costs of such work will be an Allowable Cost.

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